Prospectus

March 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO(R)


Equity Funds

Value Fund
Class A, C and R Shares

Diversified Stock Fund
Class A, C and R Shares

Stock Index Fund
Class A and R Shares


Established Value Fund
Class A and R Shares

Special Value Fund
Class A, C and R Shares

Small Company
Opportunity Fund
Class A and R Shares

Focused Growth Fund
Class A, C and R Shares


www.VictoryConnect.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of each Fund.
      Value Fund
        Class A, C and R Shares                                       2
      Diversified Stock Fund
        Class A, C and R Shares                                       4
      Stock Index Fund
        Class A and R Shares                                          6
      Established Value Fund
        Class A and R Shares                                          8
      Special Value Fund
        Class A, C and R Shares                                      10
      Small Company Opportunity Fund
        Class A and R Shares                                         12
      Focused Growth Fund
        Class A, C and R Shares                                      14

Investments                                                          16

Risk Factors                                                         18

Share Price                                                          20

Dividends, Distributions, and Taxes                                  22

Investing with Victory
      o Choosing a Share Class                                       25
      o How to Buy Shares                                            30
      o How to Exchange Shares                                       32
      o How to Sell Shares                                           33

Organization and Management of the Funds                             35

Additional Information                                               38

Financial Highlights
      Value Fund                                                     39
      Diversified Stock Fund                                         41
      Stock Index Fund                                               43
      Established Value Fund                                         45
      Special Value Fund                                             47
      Small Company Opportunity Fund                                 49
      Focused Growth Fund                                            51


Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in a Fund.


Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.


Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

Each Fund pursues its investment objective by investing primarily in equity securities. Each Fund generally seeks to provide long-term growth of capital. In addition, the Value Fund and Special Value Fund each seeks to provide dividend income. The Stock Index Fund also attempts to match the investment performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.


Risk Factors

Each Fund invests primarily in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. There are other potential risks discussed later in the Prospectus. You may lose money by investing in a Fund. The likelihood of loss is greater if you invest for a shorter period of time.


Who May Want to Invest in the Funds

     o Investors willing to accept the risk of price and dividend fluctuations

     o Investors willing to accept higher risk in return for higher potential returns

     o Long-term investors with a particular goal, like saving for retirement or a child's education


Share Classes

Each Fund offers Class A Shares and Class R Shares. Class C Shares are also offered by the Value, Diversified Stock, Special Value and Focused Growth Funds. See "Choosing a Share Class."


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Value Fund

CLASS A SHARES
Cusip#: 926464868
Ticker: SVLSX

CLASS C SHARES
Cusip#: 926464132
Ticker: V VFCX

CLASS R SHARES
Cusip#: 926464249
Ticker: V VFGX


Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Fund usually are listed on a national exchange.

     The Adviser seeks equity securities primarily of under-valued companies that are inexpensive relative to their respective industry groups in light of the following measurements: below-average price-to-earnings ratios, below average price-to-book ratios, lower than average price-to-cash-flow ratios and above average dividend yields. The Adviser also may consider factors such as a company's projected future cash flows, earnings growth, return on equity, stock price volatility relative to the market, management, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o    Value stocks fall out of favor relative to growth stocks.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995    33.73%%
1996     22.40%
1997     27.51%
1998     26.33%
1999     11.07%
2000      4.31%
2001     -8.64%
2002    -22.54%
2003     27.13%
2004     12.44%


Highest/lowest quarterly results during this time period were:

Highest    18.21% (quarter ended December 31, 1998)

Lowest    -19.76% (quarter ended September 30, 2002)


     The table below shows how the average annual total returns for Class A, Class C and Class R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns                             10 Years
(For the Periods ended                                   (or Life
December 31, 2004)                 1 Year     5 Years    of Fund)

CLASS A

Before Taxes                        5.98%      -0.11%    11.29%(1)

After Taxes on Distributions        5.79%      -1.29%     9.00%(1)

After Taxes on Distributions
and Sale of Fund Shares             4.12%      -0.47%     8.86%(1)

Russell 1000(R) Value Index(2)     16.49%       5.27%    13.83%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS C

Before Taxes                       10.83%        N/A     24.53%(3)

Russell 1000(R) Value Index(2)     16.49%        N/A     29.00%(3)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS R

Before Taxes                       12.07%       0.79%     1.33%(4)

Russell 1000(R) Value Index(2)     16.49%       5.27%     5.57%(4)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1)  Ten year performance.

(2) The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with generally lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe. It is not possible to invest directly in an index.

(3)  Performance is from March 1, 2003, inception date of Class C Shares.

(4)  Performance is from December 15, 1999, inception date of Class R Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)              Class A     Class C     Class R

Maximum Sales Charge
Imposed on Purchases               5.75%        NONE        NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge       NONE(2)    1.00%(3)     NONE
(as a percentage
of the lower of
purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends             NONE        NONE        NONE

Redemption or Exchange Fees         NONE        NONE        NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                    0.75%       0.75%       0.75%

Distribution (12b-1) Fees          0.00%       1.00%       0.50%

Other Expenses(4)                  0.55%       3.25%       0.56%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses      1.30%       5.00%       1.81%(5)

Fee Waiver/
Expense Reimbursement             (0.00)%     (3.00)%     (0.00)%

Net Expenses(6)                    1.30%       2.00%(7)    1.81%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(4)  Restated to reflect current fees.

(5) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class R Shares of the Fund for any period during which this waiver or reimbursement is in effect does not exceed 1.60%. This voluntary waiver/reimbursement may be terminated at any time.

(6) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services, Inc., the Fund's administrator (BISYS), or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(7) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.00% until at least February 28, 2014.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $700      $963       $1,247      $2,053

Class C*        $303      $627       $1,078      $2,715

Class C**       $203      $627       $1,078      $2,715

Class R         $184      $569       $  980      $2,127

 *If you sell your shares at the end of the period.

**If you do not sell your shares at the end of the period.

Diversified Stock Fund

CLASS A SHARES
Cusip#: 926464603
Ticker: SRVEX

CLASS C SHARES
Cusip#: 926464157
Ticker: VDSCX

CLASS R SHARES
Cusip#: 926464421
Ticker: GRINX


Investment Objective

The Fund seeks to provide long-term growth of capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities.

     o Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

     o Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

     In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

     o    Value stocks fall out of favor relative to growth stocks.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     35.37%
1996     24.72%
1997     28.28%
1998     23.15%
1999     20.96%
2000      1.35%
2001      0.93%
2002    -22.78%
2003     35.60%
2004     10.23%


Highest/lowest quarterly results during this time period were:

Highest    19.95% (quarter ended June 30, 2003)

Lowest    -18.99% (quarter ended September 30, 2002)

     The table below shows how the average annual total returns for Class A, Class C and Class R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns                            10 Years
(For the Periods ended                                  (or Life
December 31, 2004)                1 Year     5 Years    of Fund)

CLASS A

Before Taxes                       3.87%       2.16%    13.64%(1)

After Taxes on Distributions       3.73%       0.77%    10.40%(1)

After Taxes on Distributions
and Sale of Fund Shares            2.70%       1.00%    10.11%(1)

S&P 500 Index(2)                  10.88%      -2.30%    12.07%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS C

Before Taxes                       8.55%        N/A      4.66%(3)

S&P 500 Index(2)                  10.88%        N/A      4.24%(3)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS R

Before Taxes                       9.86%       2.95%     5.16%(4)

S&P 500 Index(2)                  10.88%      -2.30%     0.51%(4)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1)  Ten year performance.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from March 1, 2002, inception date of Class C Shares.

(4)  Performance is from March 26, 1999, inception date of Class R Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)               Class A     Class C     Class R

Maximum Sales Charge
Imposed on Purchases                5.75%        NONE        NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge        NONE(2)    1.00%(3)     NONE
(as a percentage
of the lower of
purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends              NONE        NONE        NONE

Redemption or Exchange Fees          NONE        NONE        NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                     0.62%       0.62%       0.62%

Distribution (12b-1) Fees           0.00%       1.00%       0.50%

Other Expenses(4)                   0.51%       0.28%       0.43%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses(5)    1.13%       1.90%(6)    1.55%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(4)  Restated to reflect current fees.

(5) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(6) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 1.90% until at least February 28, 2006 and 2.00% thereafter until at least February 28, 2014.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except that it assumes expense levels provided by contractual expense caps set forth in the notes to the Fund Expenses table appearing above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $684      $913       $1,161      $1,871

Class C*        $293      $597       $1,026      $2,222

Class C**       $193      $597       $1,026      $2,222

Class R         $158      $490       $  845      $1,845

 *If you sell your shares at the end of the period.

**If you do not sell your shares at the end of the period.

Stock Index Fund

CLASS A SHARES
Cusip#: 926464850
Ticker: SSTIX

CLASS R SHARES
Cusip#: 926464355
Ticker: VINGX


Investment Objective

The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the S&P 500 Index.


Principal Investment Strategies

The Fund pursues its investment objective by attempting to duplicate the performance of the S&P 500 Index. The Fund primarily invests in the equity securities that are in the S&P 500 Index, including American Depositary Receipts (ADRs), and secondarily in related futures and options contracts.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities, or equivalents, that are included in the S&P 500 Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     The Fund normally will invest substantially all of its assets in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transactions expenses, the Fund need not invest in every stock included in the S&P 500 Index and invests in Index futures contracts as a substitute for purchasing securities that comprise the Index. The Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that these investments will reduce "tracking error." Tracking error refers to the difference between the Fund's investment results, before expenses, and that of the S&P 500 Index.

     The Fund is not managed in the traditional sense of using economic, financial, and market analysis. Therefore, the Fund will not sell a stock that is underperforming as long as it remains in the S&P 500 Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Fund's total return being lower than that of the S&P 500 Index.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate direct investment in the Index.

     The principal risks summarized above are more fully described in "Risk Factors."

     In addition, the Fund may purchase, retain, and sell securities when such transactions would not be consistent with traditional investment criteria. The Fund generally will remain fully invested in common stocks even when stock prices generally are falling. Accordingly, an investor is exposed to a greater risk of loss from fluctuations in the value of such securities than would be the case if the Fund was not fully invested, regardless of market conditions.

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather sudden and sometimes substantial changes in the value of their investment.

See page 20 for additional information about the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     36.47%
1996     22.18%
1997     32.40%
1998     27.70%
1999     20.23%
2000     -9.62%
2001    -12.74%
2002    -22.70%
2003     27.92%
2004     10.29%


Highest/lowest quarterly results during this time period were:

Highest    21.11% (quarter ended December 31, 1998)

Lowest    -17.41% (quarter ended September 30, 2002)

     The table below shows how the average annual total returns for Class A and Class R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns                            10 Years
(For the Periods ended                                  (or Life
December 31, 2004)               1 Year     5 Years     of Fund)

CLASS A

Before Taxes                      3.92%      -4.11%     10.64%(1)

After Taxes on Distributions      3.71%      -4.79%      9.28%(1)

After Taxes on Distributions
and Sale of Fund Shares           2.81%      -3.69%      8.80%(1)

S&P 500 Index(2)                 10.88%      -2.30%     12.07%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS R

Before Taxes                      9.97%      -3.19%     -1.89%(3)

S&P 500 Index(2)                 10.88%      -2.30%     -1.00%(3)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1)  Ten year performance.

(2) The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from July 2, 1999, inception date of Class R Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class R

Maximum Sales Charge
Imposed on Purchases                        5.75%       NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                NONE(2)    NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption or Exchange Fees                  NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.25%      0.25%

Distribution (12b-1) Fees                   0.00%      0.00%

Other Expenses(3)                           0.56%      0.89%
(includes a shareholder
servicing fee of 0.25%
applicable to Class R Shares
and a shareholder
servicing fee of 0.15%
applicable to Class A Shares)

Total Fund Operating Expenses(4)            0.81%      1.14%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3)  Restated to reflect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A and Class R Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 0.70% and 0.90%, respectively. These voluntary waivers/reimbursements may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $653      $819        $999       $1,519

Class R         $116      $362        $628       $1,386

Established Value Fund

CLASS A SHARES
Cusip#: 926464231
Ticker: VETAX

CLASS R SHARES
Cusip#: 926464371
Ticker: GETGX


Investment Objective

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap(R) Index. As of December 31, 2004, the Russell MidCap(R) Index included companies with approximate capitalizations between $631 million and $33.8 billion. The size of companies in the index changes with market conditions and the composition of the index.

     In making investment decisions, the Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; stable earnings growth combined with dividend yield, rising earnings prospects; price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising. The Adviser primarily relies on a quantitative model that examines the characteristics described above, among others, to select securities.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell MidCap(R) Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objective.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o    Value stocks fall out of favor relative to growth stocks.

     o Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class R Shares

1995     26.44%
1996     19.32%
1997     22.65%
1998      6.12%
1999     17.07%
2000      8.28%
2001     -6.54%
2002     -9.95%
2003     33.18%
2004     16.29%


Highest/lowest quarterly results during this time period were:

Highest    15.53% (quarter ended June 30, 2003)

Lowest    -17.31% (quarter ended September 30, 2002)

     The table below shows how the average annual total returns for Class R and Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns                            10 Years
(For the Periods ended                                  (or Life
December 31, 2004)               1 Year     5 Years     of Fund)

CLASS R

Before Taxes                     16.29%       7.13%     12.49%(1)

After Taxes on Distributions     14.52%       5.09%     10.12%(1)

After Taxes on Distributions
and Sale of Fund Shares          12.79%       5.37%      9.94%(1)

Russell MidCap(R) Index(2)       20.22%       7.59%     14.50%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS A

Before Taxes                      9.88%        N/A       7.66%(3)

Russell MidCap(R) Index(2)       20.22%        N/A       7.34%(3)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1)  Ten year performance.

(2) The Russell MidCap(R) Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from May 5, 2000, inception date of Class A Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)                       Class A    Class R

Maximum Sales Charge
Imposed on Purchases                        5.75%       NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                NONE(2)    NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption or Exchange Fees                  NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.55%      0.55%

Distribution (12b-1) Fees                   0.00%      0.50%

Other Expenses(3)                           0.83%      0.35%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses               1.38%(4)   1.40%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3)  Restated to reflect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares of the Fund for any period during which these waivers or reimbursements are in effect do not exceed 1.25%. These voluntary waivers/reimbursements may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $707      $987       $1,287      $2,137

Class R         $143      $443       $  766      $1,680

Special Value Fund

CLASS A SHARES
Cusip#: 926464843
Ticker: SSVSX

CLASS C SHARES
Cusip#: 926464116
Ticker: VSVCX

CLASS R SHARES
Cusip#: 926464264
Ticker: VSVGX


Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations at the time of purchase within the range of companies comprising the Russell MidCap(R) Index. As of December 31, 2004, the Russell MidCap(R) Index included companies with capitalizations between $631 million and $33.8 billion. The size of companies in the index changes with market conditions and the composition of the index.

     The Adviser looks for companies with above average total return potential whose equity securities are under-valued. The Adviser looks for equity securities that have relatively low price-to-book ratios, low price-to-earnings ratios or lower than average price-to-cash-flow ratios. The Adviser may consider factors such as a company's earnings growth, dividend payout ratio, return on equity, stock price volatility relative to the market, new management and upcoming corporate restructuring, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell MidCap(R) Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

     o    Value stocks fall out of favor relative to growth stocks.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. During the periods shown in the bar chart and table, the Fund invested primarily in companies with market capitalizations within the range of capitalizations of companies in the S&P MidCap Index (in contrast to its current policy of investing primarily in companies with market capitalizations within the range of capitalizations of the Russell MidCap(R) Index). If the Fund had been managed according to its current policy during these periods, the performance information might have differed from that shown below. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     26.80%
1996     19.22%
1997     27.79%
1998     -9.08%
1999     -1.26%
2000     24.72%
2001      5.92%
2002     -9.61%
2003     29.25%
2004     17.59%


Highest/lowest quarterly results during this time period were:

Highest    14.93% (quarter ended December 31, 2001)

Lowest    -20.87% (quarter ended September 30, 1998)


     The table below shows how the average annual total returns for Class A, Class C and Class R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns
(For the Periods ended                                    Life
December 31, 2004)               1 Year      5 Years      of Fund

CLASS A

Before Taxes                     10.81%       11.33%      11.49%(1)

After Taxes on Distributions      6.85%        9.12%       9.43%(1)

After Taxes on Distributions
and Sale of Fund Shares           9.98%        8.89%       9.13%(1)

S&P 400 MidCap Index(2)          16.48%        9.54%      16.10%(1)

Russell MidCap(R) Index(3)       20.22%        7.59%      14.50%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS C

Before Taxes                     15.83%         N/A       27.69%(4)

S&P 400 MidCap Index(2)          16.48%         N/A       32.15%(4)

Russell MidCap(R) Index(3)       20.22%         N/A       35.34%(4)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS R

Before Taxes                     17.24%       12.31%      13.24%(5)

S&P 400 MidCap Index(2)          16.48%        9.54%      10.39%(5)

Russell MidCap(R) Index(3)       20.22%        7.59%       8.50%(5)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1)  Ten year performance.

(2) The S&P 400 MidCap Index is a broad-based unmanaged index that measures the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3) The Russell MidCap(R) Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(4)  Performance is from March 1, 2003, inception date of Class C Shares.

(5)  Performance is from December 21, 1999, inception date of Class R Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)             Class A     Class C     Class R

Maximum Sales Charge
Imposed on Purchases              5.75%        NONE        NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge      NONE(2)    1.00%(3)     NONE
(as a percentage
of the lower of
purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends            NONE        NONE        NONE

Redemption or Exchange Fees        NONE        NONE        NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                   0.75%       0.75%       0.75%

Distribution (12b-1) Fees         0.00%       1.00%       0.50%

Other Expenses(4)                 0.60%       2.67%       0.94%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses     1.35%       4.42%(5)    2.19%(5)

Fee Waiver/
Expense Reimbursement            (0.00)%     (2.22)%     (0.19)%

Net Expenses(6)                   1.35%       2.20%(7)    2.00%(7)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(4)  Restated to reflect current fees.

(5) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class C and Class R Shares of the Fund for any period during which these waivers or reimbursements are in effect do not exceed 2.10% and 1.60%, respectively. These voluntary waivers/reimbursements may be terminated at any time.

(6) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(7) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C and Class R Shares of the Fund do not exceed 2.20% and 2.00%, respectively, until at least February 28, 2014 and February 28, 2012, respectively.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $705      $978       $1,272      $2,105

Class C*        $323      $688       $1,180      $2,816

Class C**       $223      $688       $1,180      $2,816

Class R         $203      $627       $1,078      $2,398

 *If you sell your shares at the end of the period.

**If you do not sell your shares at the end of the period.

Small Company Opportunity Fund

CLASS A SHARES
Cusip#: 926464835
Ticker: SSGSX

CLASS R SHARES
Cusip#: 926464389
Ticker: GOGFX


Investment Objective

The Fund seeks to provide capital appreciation.


Principal Investment Strategies

The Fund invests primarily in common stocks of smaller companies that the Adviser believes to be undervalued relative to their underlying earnings potential.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. "Small companies" are companies that at the time of purchase, have market capitalizations within the range of companies comprising the Russell 2000 Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As of December 31, 2004, the largest company in the Index had an approximate market capitalization of $3.61 billion and the smallest company currently had an approximate market capitalization of $5.9 million.

     In making investment decisions, the Adviser may consider, among other things, the following characteristics: price-to-earnings, earnings growth, cash flow, book value, market capitalization, debt levels, dividend yield, revenues, capital expenditures and trading liquidity. The Adviser relies on a quantitative model to assist in the evaluation of companies relative to the universe.

The equity securities in which the Fund invests include:

     o    Common stock

     o    Convertible preferred stock

     o    Debt convertible or exchangeable into equity securities

     There is no guarantee that the Fund will achieve its objective.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund is not a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class R Shares

1995     26.76%
1996     19.47%
1997     31.18%
1998     -6.93%
1999     -1.08%
2000     22.69%
2001     -7.25%
2002     -5.55%
2003     30.31%
2004     24.60%


Highest/lowest quarterly results during this time period were:

Highest    17.21% (quarter ended June 30, 2003)

Lowest    -19.96% (quarter ended September 30, 1998)


     The table below shows how the average annual total returns for Class R and Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns                            10 Years
(For the Periods ended                                  (or Life
December 31, 2004)               1 Year     5 Years     of Fund)

CLASS R

Before Taxes                     24.60%      11.78%     12.30%(1)

After Taxes on Distributions     21.74%      10.43%     10.67%(1)

After Taxes on Distributions
and Sale of Fund Shares          19.08%       9.85%     10.20%(1)

Russell 2000 Index(2)            18.33%       6.61%     11.54%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS A

Before Taxes                     17.63%      10.78%     11.70%(3)

Russell 2000 Index(2)            18.33%       6.61%     10.56%(3)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1)  Ten year performance.

(2) The Russell 2000 Index is a broad-based unmanaged index that measures the performance of small capitalization domestically traded common stocks. It is not possible to invest directly in an index.

(3)  Performance is from March 26, 1999, inception date of Class A Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)   Class A    Class R

Maximum Sales Charge
Imposed on Purchases                        5.75%       NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                NONE(2)    NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption or Exchange Fees                  NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.62%      0.62%

Distribution (12b-1) Fees                   0.00%      0.50%

Other Expenses(3)                           0.63%      0.38%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses               1.25%      1.50%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3)  Restated to reflect current fees.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $695      $949       $1,222      $1,999

Class R         $153      $474       $  818      $1,791

Focused Growth Fund

CLASS A SHARES
Cusip#: 92646A500
Ticker: VFGAX

CLASS C SHARES
Cusip#: 92646A708
Ticker: VFGCX

CLASS R SHARES
Cusip#: 92646A609
Ticker: VFGRX


Investment Objective

The Fund seeks to provide long-term capital appreciation.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in U.S. equity securities of companies whose growth prospects appear to exceed those of the overall market. The issuers usually are listed on a nationally recognized exchange. The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts, and equity securities of foreign securities traded on foreign exchanges.

     Under normal market conditions, the Fund will invest primarily in large capitalization stocks that are so classified at the time of purchase. Large capitalization stocks are those issued by companies with capitalizations of $7 billion and above. The Fund may also invest in mid-capitalization stocks.

     In making investment decisions for the Fund, the Adviser will invest the Fund's assets in stocks of approximately 20-35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of profit growth. The Adviser analyzes the price, earnings, price histories, balance sheet characteristics, perceived management skills and perceived prospects for earnings growth when deciding which stocks to buy and sell for the Fund.

     There is no guarantee that the Fund will achieve its objective.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     Mid-sized companies may lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions. In addition, the securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

     The Fund is non-diversified. As such, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and do not require significant current income from their investments.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

2004      11.80%


Highest/lowest quarterly results during this time period were:

Highest    13.27% (quarter ended December 31, 2004)

Lowest     -4.91% (quarter ended September 30, 2004)


     The table below shows how the average annual total returns for Class A, Class C and Class R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns
(For the Periods ended                                  Life
December 31, 2004)                  1 Year    5 Years   of Fund(1)

CLASS A

Before Taxes                         5.37%       N/A     5.37%

After Taxes on Distributions(2)      5.37%       N/A     5.37%

After Taxes on Distributions(2)
and Sale of Fund Shares              5.37%       N/A     5.37%

Russell 1000 Growth Index(R)(3)      6.30%       N/A     6.30%
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS C

Before Taxes                         9.90%       N/A     9.90%

Russell 1000 Growth Index(R)(3)      6.30%       N/A     6.30%
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS R

Before Taxes                        11.60%       N/A    11.60%

Russell 1000 Growth Index(R)(3)      6.30%       N/A     6.30%
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1) Performance is from December 31, 2003, inception date of Class A, Class C and Class R Shares.

(2)  There were no distributions for the Fund during the period.

(3) The Russell 1000 Growth Index(R) is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)               Class A     Class C     Class R

Maximum Sales Charge
Imposed on Purchases                5.75%        NONE        NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge        NONE(2)    1.00%(3)     NONE
(as a percentage
of the lower of
purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends              NONE        NONE        NONE

Redemption or Exchange Fees          NONE        NONE        NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                     0.75%       0.75%       0.75%

Distribution (12b-1) Fees           0.00%       1.00%       0.50%

Other Expenses(4)                   9.91%      28.92%      27.28%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses(5)   10.66%      30.67%      28.53%

Fee Waiver/
Expense Reimbursement              (9.01)%    (28.32)%    (26.63)%

Net Expenses(6)                     1.65%       2.35%       1.90%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(4)  Restated to reflect current fees.

(5) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A, Class C and Class R Shares of the Fund for any period during which these waivers or reimbursements are in effect do not exceed 1.40%, 2.10% and 1.65%, respectively. These voluntary waivers/reimbursements may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(6) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class A, Class C and Class R Shares of the Fund do not exceed 1.65%, 2.35% and 1.90%, respectively, until at least February 28, 2006. The contractual fee waiver will be reviewed annually for competitiveness.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.(1) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $733     $2,694      $4,439      $ 8,008

Class C(2)      $338     $5,022      $7,665      $10,188

Class C(3)      $238     $5,022      $7,665      $10,188

Class R         $193     $4,773      $7,451      $10,237

(1) The Example for one year reflects the contractual expense limitations described above. The Examples for the remaining periods reflect the Fund's gross expenses.

(2) If you sell your shares at the end of the period.

(3) If you do not sell your shares at the end of the period.

Investments

The following describes some of the types of securities the Funds may purchase under normal circumstances to achieve their investment objectives. A Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.


Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.


Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).


+Forward Currency Contracts.

A Fund may enter into forward foreign currency contracts to attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.


+Futures Contracts and Options on Futures Contracts.

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. The Stock Index Fund may invest in futures and options on futures contracts as a substitute for stocks in its index. There is no assurance that any Fund will engage in any hedging transactions.


Investment Companies.

A Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.


+ Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument, or index.

About the Standard & Poor's 500 Composite Stock Price Index

The S&P 500 Index is made up of 500 stocks chosen based on capitalization, liquidity, and industry representation. The portion of the Index made up of each stock in the Index is based on the relative capitalization of each company, so that the largest capitalization companies make up the largest portions of the Index. As of December 31, 2004, the capitalization of the largest company in the Index was $385.8 billion and the capitalization of the smallest company in the Index was $646 million.

     "Standard & Poor's,(R)" "S&P,(R)" "S&P 500,(R)" "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

     This table summarizes the principal risks, described in the following pages, to which the Funds are subject.



                                                                                                        Small
                                                      Diversified    Stock   Established   Special     Company    Focused
                                             Value       Stock       Index      Value       Value    Opportunity  Growth
                                             Fund        Fund        Fund       Fund        Fund        Fund       Fund

Market risk and manager risk                   X           X           X          X           X           X          X

Equity risk                                    X           X           X          X           X           X          X

Currency risk and/or
foreign investments risk                                                                                             X

Correlation risk                                                       X

Small capitalization company risk                                                                         X

Non-diversification risk                                                                                             X



General risks:

     o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     o Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risk associated with investing in equity securities:

     o Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


Risks associated with non-diversification:

     o A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in foreign securities:

     o Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Political and economic risks, along with other factors, could adversely affect the value of the International Fund's securities.

     o Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

     Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.


Risk associated with futures and options contracts:

     o Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. For example, if a Fund seeks to participate in the performance of the S&P 500 Index prior to purchasing the component securities or is unable to acquire a sufficient amount of a particular security that is represented in the index, the Fund may enter into a futures contract or a related option in order to minimize the Fund's tracking error. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities. In this case, the Fund's investment in the futures contracts or options may actually increase tracking error rather than reduce it.


Risks associated with investment in small capitalization stocks:

     o Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Particular risks of the Stock Index Fund:

     o Tracking error. The Stock Index Fund may not track its index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The Adviser purchases securities and other instruments, including futures contracts and options, in an attempt to replicate the performance of the index. However, the tools that the Adviser uses to replicate the index are not perfect and the Stock Index Fund's performance is affected by factors such as the size of its portfolio, transaction costs, the extent and timing of cash flows in and out of the Stock Index Fund and changes in the index. In particular, the market value of futures contracts and options used as a substitute for their underlying securities may not correspond to the market value of the underlying securities. In this case, the Stock Index Fund's investment in these derivative instruments may actually increase tracking error rather than reduce it.


An investment in a Fund is not a complete investment program.


Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The value of a Fund's securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Funds may price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

     o Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

     o Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

     With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

     o    Any account with a single round trip within a 30-day period; or

     o    Any account with two round trips within 90 days.

     With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third party administrators and insurance companies), the Funds will request that the intermediary review underlying account activity for round trip exchanges. To the extent that the intermediary has identified suspected market timing activity, the Funds will instruct the intermediary to suspend the customer account in accordance with the criteria described above for direct or disclosed Fund investors.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund described in this Prospectus declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.


      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.


      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


      DIRECTED DIVIDENDS OPTION

      In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Important Information about Taxes

No Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

     o Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by such Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     o An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C or Class R Shares of a Fund. Class R Shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.


All you need to do to get started is to fill out an application.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Funds must obtain the following information for each person who opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Choosing a Share Class

Each Fund offers Class A and R Shares. Class C Shares are also offered by the Value, Diversified Stock, Special Value and Focused Growth Funds. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.


CLASS A

o Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.

o    Lower annual expenses than Class R Shares.


CLASS C

o No front-end sales charge. All your money goes to work for you right away.

o    Higher expenses than Class A or Class R Shares.

o A deferred sales charge if you sell your shares within twelve months of their purchase.


CLASS R

o No front-end sales charge. All your money goes to work for you right away.

o    Class R Shares are only available to certain investors.

o    Higher expenses than Class A Shares.


Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

                                     Sales Charge            Sales Charge
                                       as a % of               as a % of
Your Investment in the Fund         Offering Price          Your Investment

Up to $49,999                            5.75%                   6.10%

$50,000 up to $99,999                    4.50%                   4.71%

$100,000 up to $249,999                  3.50%                   3.63%

$250,000 up to $499,999                  2.50%                   2.56%

$500,000 up to $999,999                  2.00%                   2.04%

$1,000,000 and above*                    0.00%                   0.00%

*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Sales Charge Reductions and Waivers for Class A Shares

You may reduce or eliminate the sales charge in the following cases:

     1. A Letter of Intent allows you to buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A Shares you already own will be calculated by using the greater of the current value or the original investment amount.

     3. The Combination Privilege allows you to combine the value of Class A Shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse and children under 21) to achieve a reduced sales charge on your added investment.

     In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in:
(i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

     This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

          a.   Purchases by:

               i.   current and retired Fund Trustees or officers;

               ii. directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

               iii. brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

          b. Purchases for trust or other advisory accounts established with KeyBank or its affiliates.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

          c. Reinvestment of proceeds from a liquidation distribution of Class A Shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

          d.   Purchases for fee-based investment products or accounts.

          e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A Share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of 1.00% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

          f.   Purchases by participants in the Victory Investment Program.

          g. Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.


Calculation of Sales Charges -- Class C

You will pay a 1% contingent deferred sales charge (CDSC) on any Class C Shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details. There is no CDSC when you exchange your shares for Class C Shares of another Victory Fund.

     To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

     Purchases of $1,000,000 and above will automatically be made in Class A Shares of the Fund.


Eligibility Requirements to Purchase Class R Shares

Class R Shares may only be purchased by:

o Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

o    IRA rollovers from such plans if a Victory Class R Shares was offered;
     or

o Shareholders who owned Class R Shares (formerly Class G Shares) on December 31, 2002.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A Shares. The Shareholder Servicing Plan also applies to Class R Shares of the Stock Index Fund. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Class A Shares of the Stock Index Fund pays a fee of 0.15% of average daily net assets. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class R Shares of each Fund, other than the Stock Index Fund, and for those Funds that offer Class C Shares.

     Under the Class R Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class R Shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Under the Class C Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C Shares. Of this amount, 0.75% of the Fund's Class C Shares average daily net assets will be paid for general distribution services and for selling Class C Shares. Each Fund will pay 0.25% of its Class C Shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's Class C Shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class R and Class C Shares do not convert into any other class of shares.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund and Class R Shares of the Stock Index Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received in good order and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to: The Victory Funds


Keep these addresses handy for purchases, exchanges, or redemptions.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or bank draft to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

www.VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Access Accounts, Victory Funds, General Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

o Shares of the Fund selected for exchange must be available for sale in your state of residence.

o The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

o If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

o On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

o You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

o Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

o An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a previously designated domestic financial institution;

o    Mail a check to a previously designated alternate address; or

o    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Your account registration has changed within the last 15 days;

o    The check is not being mailed to the address on your account;

o    The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

o The check or wire is being sent to a different bank account than was previously designated.

You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     o Redemption proceeds from the sale of shares purchased by a check will be held until the purchase check has cleared, which may take up to 10 business days.

     o A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o A Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect the Fund's shareholders.

     o Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

Each Fund is a member of The Victory Portfolios, a group of 21 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser) or its affiliates. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53.5 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2004, the Adviser was paid advisory fees, after waivers, based on a percentage of the average daily net assets of each Fund as shown in the following table.

Value Fund                         0.75%
Diversified Stock Fund             0.62%
Stock Index Fund                   0.34%
Established Value                  0.55%
Special Value Fund                 0.75%
Small Company Opportunity Fund     0.57%
Focused Growth Fund                0.00%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. an additional fee at the annual rate of up to 0.04% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


Portfolio Management

Ronald L. Altman is the lead portfolio manager and Walter J. Henry, Barry Rothberg, Lap Y. Lee and Bridget A. Collins are the co-portfolio managers of the Value Fund. Mr. Altman has managed the Fund since March 2004 and each of the other managers has managed the Fund since December 2004. Mr. Altman is a Director of Research and a Senior Managing Director of Victory SBSF Capital Management (Victory SBSF), and has been with a division of the Adviser since 1999. From 1998-1999 he was the President and Chief Executive Officer of Remmington Capital Management. He has been a portfolio manager of the Fund since March 2004. Mr. Henry is the Chief Investment Officer of Victory SBSF, and has been with the Adviser or an affiliate since 1996. Mr. Rothberg is a Managing Director and Portfolio Manager of Victory SBSF. From 2002-2003 he was a co-president of Grant Capital. From 1992-2001, he was an equity research analyst with ING Barings/Furman Selz. Mr. Lee is a Managing Director and Portfolio Manager of Victory SBSF. He was a General Partner with Merit Capital LP from 1992-2004. A Chartered Financial Analyst Charter Holder, Ms. Collins is a Managing Director and Portfolio Manager of Victory SBSF. Prior to 2003, Ms. Collins was the senior vice president -- investments for Bessemer Trust or an affiliate.

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn M. Rains is the associate portfolio manager of the Diversified Stock Fund. Mr. Babin has been the portfolio manager of the Diversified Stock Fund since its inception in 1989. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Chief Investment Officer and Managing Director of the Adviser. Mr. Danes has been a portfolio manager of the Fund since July 2000. He is a Senior Portfolio Manager and Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1987. Ms. Rains is a Portfolio Manager Associate and Director of the Adviser and has been with the Adviser or an affiliate since 1998. She has been portfolio manager or associate portfolio manager of the Fund since June 2000.

Ernest C. Pelaia is the portfolio manager and Trenton Tipton-Fletcher is the co-portfolio manager of the Stock Index Fund. Mr. Pelaia has managed the Stock Index Fund since July 1999. He is a Senior Portfolio Manager and Director, and has been with the Adviser since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management. Mr. Tipton-Fletcher has been co-portfolio manager of the Fund since March 2005. He is a Senior Portfolio Manager and Managing Director for the Adviser and has been associated with it since 1988.

Gary H. Miller and Gregory Conners are co-portfolio managers of the Established Value Fund and the Small Company Opportunity Fund. Mr. Miller has been co-portfolio manager of the Funds since 1998. He is a Portfolio Manager and Director of VictoryGradison Capital Management (a division of Victory Capital Management) and has been with VictoryGradison Capital Management since 1993. Mr. Conners has been associate portfolio manager or co-portfolio manager of the Funds since March 1, 2002. He is a Portfolio Manager of VictoryGradison Capital Management and has been with VictoryGradison Capital Management since March 1999. He was an equity analyst with Carillon Advisers, Inc. from December 1994 to March 1999.

Patrick Dunkerley is the lead portfolio manager and Leslie Z. Globits is the portfolio manager of the Special Value Fund. A Chartered Financial Analyst Charter Holder, Mr. Dunkerley has been a portfolio manager of the Fund since April 2001. He is a Senior Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser since 2001. Prior to that, from September 1996, he was vice president and director of equity research at Securities Corporation of Iowa. Mr. Globits, a Portfolio Manager and Director of the Adviser, was previously a Senior Financial Analyst and Assistant Vice President in KeyCorp's Corporate Treasury Department, and has been with the Adviser or an affiliate since 1987. He has been a portfolio manager of the Fund since June 2003.

Portfolio Manager(s) listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Portfolio Management of the Focused Growth Fund

A committee of Victory NewBridge Capital Management ("Victory NewBridge"), a division of the Adviser, manages the Focused Growth Fund's investments. No one person is primarily responsible for making investment recommendations. Each individual listed below has served on this Committee since the Fund's inception.


Committee

Erick F. Maronak is a Senior Managing Director and Chief Investment Officer of Victory NewBridge. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory NewBridge large capitalization growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC. Prior to 1999, he was the Director of Research and Portfolio Manager for the Campbell, Cowperthwait division of U.S. Trust Company.

James B. Cowperthwait, Sr. is a Senior Managing Director of Victory NewBridge. From 1999 to July 2003, he served as Chairman and CIO of NewBridge Partners, LLC. Prior to 1999, Mr. Cowperthwait was the President and CIO of the Campbell, Cowperthwait division of U.S. Trust Company.

William G. Kenney is a Managing Director of Victory NewBridge. From 1999 to July 2003, Mr. Kenney was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, he was a Portfolio Manager/Analyst of the Campbell, Cowperthwait division of U.S. Trust Company.

Jason E. Dahl, a Chartered Financial Analyst Charter Holder, is a
Managing Director of Victory NewBridge. From 1999 to July 2003, Mr. Dahl was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Mr. Dahl was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

Scott R. Kefer, a Chartered Financial Analyst Charter Holder, is a
Managing Director of Victory NewBridge. From 1999 to July 2003, Mr. Kefer was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Mr. Kefer was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

Michael B. Koskuba is a Managing Director of Victory NewBridge. From
1999 to July 2003, Mr. Koskuba was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Mr. Koskuba was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

Cynthia J. Starke is a Managing Director of Victory NewBridge. From 1999 to July 2003, Ms. Starke was a Portfolio Manager/Analyst of NewBridge Partners, LLC. Prior to 1999, Ms. Starke was a Portfolio Manager/Analyst in the Campbell, Cowperthwait division of U.S. Trust Company.

Additional Information

Some additional information you should know about the Funds.


Fund Classes

At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Funds' shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Funds.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Funds.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


       If you would like to receive additional copies of any materials, please call the Funds at

                                 800-539-FUND

                   or please visit www.VictoryConnect.com.

Financial Highlights


VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                              Class A Shares

                                                Year             Year              Year              Year              Year
                                               Ended            Ended             Ended             Ended             Ended
                                             October 31,      October 31,       October 31,       October 31,       October 31,
                                                2004             2003              2002              2001              2000

Net Asset Value, Beginning of Period         $  11.41          $   9.65         $  12.93          $  18.06          $  18.84

Investment Activities:
     Net investment income                       0.10              0.10             0.10              0.10              0.09
     Net realized and unrealized
       gains (losses) on investments             1.45              1.75            (2.04)            (2.58)             1.37

         Total from
           Investment Activities                 1.55              1.85            (1.94)            (2.48)             1.46

Distributions
     Net investment income                      (0.11)            (0.09)           (0.09)            (0.09)            (0.09)
     Net realized gains                            --                --            (1.25)            (2.56)            (2.15)

         Total Distributions                    (0.11)            (0.09)           (1.34)            (2.65)            (2.24)

Net Asset Value, End of Period               $  12.85          $  11.41         $   9.65          $  12.93          $  18.06

Total Return (excludes sales charges)           13.70%            19.23%          (17.21)%          (15.61)%            8.33%

Ratios/Supplemental Data:
Net Assets at end of period (000)            $227,185          $227,586         $319,613          $451,545          $564,111
Ratio of expenses to
   average net assets                            1.25%             1.25%            1.17%             1.15%             1.19%
Ratio of net investment income
   to average net assets                         0.80%             0.95%            0.84%             0.66%             0.49%
Ratio of expenses to
   average net assets<F1>                        <F2>              <F2>             1.20%             1.21%             1.24%
Ratio of net investment income
   to average net assets<F1>                     <F2>              <F2>             0.81%             0.60%             0.44%
Portfolio turnover <F3>                            86%               97%              40%               51%               34%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> There were no fee reductions during the period.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class C and Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                      Class C Shares                                    Class R Shares

                                                March 1,                                                           December 15,
                                     Year         2003            Year         Year         Year         Year          1999
                                    Ended       through          Ended        Ended        Ended        Ended         through
                                  October 31,  October 31,     October 31,  October 31,  October 31,  October 31,   October 31,
                                     2004       2003<F2>          2004         2003         2002         2001        2000<F2>

Net Asset Value,
  Beginning of Period              $11.40        $ 9.13         $11.39        $ 9.64      $ 12.93      $ 18.06       $16.73

Investment Activities:
     Net investment income           0.05          0.06           0.06          0.06         0.06         0.05         0.04
     Net realized
       and unrealized
       gains (losses)
       on investments                1.44          2.27           1.45          1.76        (2.04)       (2.57)        1.35

         Total from
           Investment
           Activities                1.49          2.33           1.51          1.82        (1.98)       (2.52)        1.39

Distributions
     Net investment income          (0.06)        (0.06)         (0.07)        (0.07)       (0.06)       (0.05)       (0.06)
     Net realized gains                --            --             --            --        (1.25)       (2.56)          --

         Total Distributions        (0.06)        (0.06)         (0.07)        (0.07)       (1.31)       (2.61)       (0.06)

Net Asset Value, End of Period     $12.83        $11.40         $12.83        $11.39      $  9.64      $ 12.93       $18.06

Total Return
   (excludes contingent
   deferred sales charges)          13.13%        25.65%<F3>     13.32%        19.00%      (17.50)%     (15.87)%       8.34%<F3>

Ratios/Supplemental Data:
Net Assets at
  end of period (000)              $  334        $   92         $7,267        $9,398      $10,777      $ 4,981       $2,923
Ratio of expenses to
   average net assets                1.75%         1.72%<F4>      1.50%         1.50%        1.50%        1.49%        1.44%<F4>
Ratio of net
   investment income
   to average net assets             0.36%         0.32%<F4>      0.54%         0.70%        0.57%        0.32%        0.14%<F4>
Ratio of expenses to
   average net assets<F1>            4.63%         3.74%<F4>      1.90%         1.89%        1.91%        1.89%        2.27%<F4>
Ratio of net
   investment income
   (loss) to average
   net assets<F1>                   (2.52)%       (1.70)%<F4>     0.14%         0.31%        0.16%       (0.08)%      (0.69)%<F4>
Portfolio turnover <F5>                86%           97%            86%           97%          40%          51%          34%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights


DIVERSIFIED STOCK FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                              Class A Shares

                                               Year              Year              Year             Year               Year
                                              Ended             Ended             Ended            Ended              Ended
                                            October 31,       October 31,       October 31,      October 31,        October 31,
                                               2004              2003              2002             2001               2000

Net Asset Value, Beginning of Period        $    13.74        $    10.94         $  13.56        $    17.85          $  17.96

Investment Activities:
     Net investment income                        0.09<F2>          0.08             0.05              0.04              0.03
     Net realized and unrealized
       gains (losses) on investments              1.62              2.80            (2.22)            (1.87)             2.71

         Total from
           Investment Activities                  1.71              2.88            (2.17)            (1.83)             2.74

Distributions
     Net investment income                       (0.09)            (0.08)           (0.04)            (0.03)            (0.02)
     Net realized gains                             --                --            (0.41)            (2.43)            (2.83)

         Total Distributions                     (0.09)            (0.08)           (0.45)            (2.46)            (2.85)

Net Asset Value, End of Period              $    15.36        $    13.74         $  10.94        $    13.56          $  17.85

Total Return (excludes sales charges)            12.46%            26.48%          (16.76)%          (11.43)%           16.88%

Ratios/Supplemental Data:
Net Assets at end of period (000)           $1,834,238        $1,149,997         $905,116        $1,005,730          $993,383
Ratio of expenses to
   average net assets                             1.10%             1.16%            1.12%             1.09%             1.10%
Ratio of net investment income
   to average net assets                          0.59%             0.45%            0.39%             0.28%             0.19%
Ratio of expenses to
   average net assets<F1>                         1.11%             <F3>             <F3>              1.11%             1.11%
Ratio of net investment income
   to average net assets<F1>                      0.58%             <F3>             <F3>              0.26%             0.18%
Portfolio turnover <F4>                             86%               95%              85%               88%               94%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> There were no fee reductions during the period.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class C and Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                      Class C Shares                                     Class R Shares

                                                     March 1,
                             Year          Year        2002          Year         Year        Year          Year         Year
                            Ended         Ended      through        Ended        Ended       Ended         Ended        Ended
                          October 31,   October 31, October 31,   October 31,  October 31, October 31,   October 31,  October 31,
                             2004          2003      2002<F3>        2004         2003        2002          2001         2000

Net Asset Value,
  Beginning of Period      $ 13.66       $ 10.90    $ 14.31       $  13.64     $  10.86    $  13.51      $  17.83      $  17.95

Investment Activities:
     Net investment
       income (loss)         (0.01)<F2>     0.03         --<F4>       0.03         0.04       (0.01)        (0.02)        (0.01)
     Net realized
       and unrealized
       gains (losses)
       on investments         1.62          2.77      (3.40)          1.60         2.78       (2.23)        (1.87)         2.72

         Total from
           Investment
           Activities         1.61          2.80      (3.40)          1.63         2.82       (2.24)        (1.89)         2.71

Distributions
     Net investment
       income                (0.03)        (0.04)     (0.01)         (0.03)       (0.04)         --<F4>        --<F4>        --<F4>
     Net realized gains         --            --         --             --           --       (0.41)        (2.43)        (2.83)

         Total
           Distributions     (0.03)        (0.04)     (0.01)         (0.03)       (0.04)      (0.41)        (2.43)        (2.83)

Net Asset Value,
  End of Period            $ 15.24       $ 13.66    $ 10.90       $  15.24     $  13.64    $  10.86      $  13.51      $  17.83

Total Return
   (excludes contingent
   deferred sales
   charges)                  11.77%        25.71%    (23.76)%<F5>    11.95%       26.04%     (17.30)%      (11.81)%       16.65%

Ratios/Supplemental
  Data:
Net Assets at end
  of period (000)          $74,036       $11,068    $ 2,193       $229,361     $203,830    $158,742      $140,794      $136,831
Ratio of expenses to
   average net assets         1.75%         1.75%      1.90%<F6>      1.52%        1.57%       1.69%         1.51%         1.33%
Ratio of net
   investment income
   (loss) to average
   net assets                (0.09)%        0.08%     (0.16)%<F6>     0.19%        0.31%      (0.16)%       (0.14)%       (0.05)%
Ratio of expenses to
   average net assets<F1>     1.93%         2.13%      2.25%<F6>      1.52%        1.67%       <F8>          1.51%         1.35%
Ratio of net
   investment income
   (loss) to average
   net assets<F1>            (0.27)%       (0.30)%    (0.51)%<F6>     0.19%        0.21%       <F8>         (0.14)%       (0.07)%
Portfolio turnover <F7>         86%           95%        85%            86%          95%         85%           88%           94%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Less than $0.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no fee reductions during the period.



Financial Highlights


STOCK INDEX FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                            Class A Shares

                                               Year             Year             Year              Year              Year
                                              Ended            Ended            Ended             Ended             Ended
                                            October 31,      October 31,      October 31,       October 31,       October 31,
                                               2004             2003             2002              2001              2000

Net Asset Value, Beginning of Period         $ 15.59          $ 13.12         $  17.10          $  23.72          $  23.46

Investment Activities:
     Net investment income                      0.16             0.13<F2>         0.14              0.14              0.21
     Net realized and unrealized
       gains (losses) on investments            1.19             2.49            (2.49)            (6.08)             1.05

         Total from
           Investment Activities                1.35             2.62            (2.35)            (5.94)             1.26

Distributions
     Net investment income                     (0.16)           (0.15)           (0.14)            (0.14)            (0.22)
     Net realized gains                           --               --            (1.49)            (0.54)            (0.78)

         Total Distributions                   (0.16)           (0.15)           (1.63)            (0.68)            (1.00)

Net Asset Value, End of Period               $ 16.78          $ 15.59         $  13.12          $  17.10          $  23.72

Total Return (excludes sales charges)           8.69%           20.11%          (15.75)%          (25.57)%            5.38%

Ratios/Supplemental Data:
Net Assets at end of period (000)            $88,330          $89,619         $338,588          $521,754          $854,203
Ratio of expenses to
   average net assets                           0.69%            0.79%            0.66%             0.62%             0.59%
Ratio of net investment income
   to average net assets                        0.96%            0.98%            0.90%             0.72%             0.87%
Ratio of expenses to
   average net assets<F1>                       0.86%            0.96%            0.81%             0.84%             0.81%
Ratio of net investment income
   to average net assets<F1>                    0.79%            0.81%            0.75%             0.50%             0.65%
Portfolio turnover <F3>                            3%              12%               8%               10%               11%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                             Class R Shares

                                                Year             Year              Year             Year              Year
                                               Ended            Ended             Ended            Ended             Ended
                                             October 31,      October 31,       October 31,      October 31,       October 31,
                                                2004             2003              2002             2001              2000

Net Asset Value, Beginning of Period          $ 15.57          $ 13.12          $ 17.09           $ 23.72           $ 23.46

Investment Activities:
     Net investment income                       0.11             0.09             0.11              0.10              0.15
     Net realized and unrealized
       gains (losses) on investments             1.21             2.49            (2.49)            (6.09)             1.06

         Total from
           Investment Activities                 1.32             2.58            (2.38)            (5.99)             1.21

Distributions
     Net investment income                      (0.12)           (0.13)           (0.10)            (0.10)            (0.17)
     Net realized gains                            --               --            (1.49)            (0.54)            (0.78)

         Total Distributions                    (0.12)           (0.13)           (1.59)            (0.64)            (0.95)

Net Asset Value, End of Period                $ 16.77          $ 15.57          $ 13.12           $ 17.09           $ 23.72

Total Return                                     8.50%           19.82%          (15.88)%          (25.79)%            5.17%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $18,282          $20,526          $18,868           $24,831           $28,537
Ratio of expenses to
   average net assets                            0.94%            0.98%            0.86%             0.84%             0.82%
Ratio of net investment income
   to average net assets                         0.70%            0.71%            0.70%             0.50%             0.59%
Ratio of expenses to
   average net assets<F1>                        1.38%            1.71%            1.58%             1.31%             1.18%
Ratio of net investment income
   (loss) to average net assets<F1>              0.26%           (0.02)%          (0.02)%            0.03%             0.23%
Portfolio turnover <F2>                             3%              12%               8%               10%               11%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights


ESTABLISHED VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                           Class A Shares

                                                                                                                   May 5,
                                              Year             Year              Year             Year              2000
                                             Ended            Ended             Ended            Ended             through
                                           October 31,      October 31,       October 31,      October 31,       October 31,
                                              2004             2003              2002             2001            2000<F2>

Net Asset Value, Beginning of Period        $ 26.67          $ 21.28           $ 26.84          $ 33.65           $ 30.54

Investment Activities:
     Net investment income                     0.09             0.12              0.16             0.17              0.07
     Net realized and unrealized
       gains (losses) on investments           3.40             5.37              0.07            (4.25)             3.11

         Total from
           Investment Activities               3.49             5.49              0.23            (4.08)             3.18

Distributions
     Net investment income                    (0.05)           (0.10)            (0.17)           (0.18)            (0.06)
     In excess of net investment income          --               --                --               --             (0.01)
     Net realized gains                       (2.20)              --             (5.62)           (2.55)               --

         Total Distributions                  (2.25)           (0.10)            (5.79)           (2.73)            (0.07)

Net Asset Value, End of Period              $ 27.91          $ 26.67           $ 21.28          $ 26.84           $ 33.65

Total Return (excludes sales charges)         14.17%           25.90%            (0.32)%         (13.07)%           10.44%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)           $23,505          $21,370           $35,586          $30,931           $15,005
Ratio of expenses to
   average net assets                          1.11%            1.12%             0.99%            0.99%             0.87%<F4>
Ratio of net investment income
   to average net assets                       0.33%            0.57%             0.66%            0.45%             0.43%<F4>
Ratio of expenses to
   average net assets<F1>                      1.13%            1.16%             1.06%            1.14%             1.46%<F4>
Ratio of net investment income
   (loss) to average net assets<F1>            0.31%            0.53%             0.59%            0.30%            (0.16)%<F4>
Portfolio turnover <F5>                          45%              43%               74%              58%               28%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                             Class R Shares

                                               Year             Year              Year              Year              Year
                                              Ended            Ended             Ended             Ended             Ended
                                            October 31,      October 31,       October 31,       October 31,       October 31,
                                               2004             2003              2002              2001              2000

Net Asset Value, Beginning of Period         $  26.61         $  21.24         $  26.80          $  33.63          $  34.31

Investment Activities:
     Net investment income                       0.02             0.06             0.07              0.09              0.06
     Net realized and unrealized
       gains (losses) on investments             3.41             5.38             0.07             (4.26)             3.43

         Total from
           Investment Activities                 3.43             5.44             0.14             (4.17)             3.49

Distributions
     Net investment income                      (0.04)           (0.07)           (0.08)            (0.11)            (0.06)
     In excess of net investment income            --               --               --                --             (0.01)
     Net realized gains                         (2.20)              --            (5.62)            (2.55)            (4.10)

         Total Distributions                    (2.24)           (0.07)           (5.70)            (2.66)            (4.17)

Net Asset Value, End of Period               $  27.80         $  26.61         $  21.24          $  26.80          $  33.63

Total Return                                    13.93%           25.69%           (0.67)%          (13.35)%           11.26%

Ratios/Supplemental Data:
Net Assets at end of period (000)            $290,445         $285,747         $246,200          $301,103          $399,953
Ratio of expenses to
   average net assets                            1.34%            1.35%            1.33%             1.19%             1.10%
Ratio of net investment income
   to average net assets                         0.10%            0.29%            0.33%             0.32%             0.20%
Ratio of expenses to
   average net assets<F1>                        1.37%            1.43%            1.46%             1.35%             1.26%
Ratio of net investment income
   to average net assets<F1>                     0.07%            0.21%            0.20%             0.16%             0.04%
Portfolio turnover <F2>                            45%              43%              74%               58%               28%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights


SPECIAL VALUE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                             Class A Shares

                                                Year             Year              Year              Year              Year
                                               Ended            Ended             Ended             Ended             Ended
                                             October 31,      October 31,       October 31,       October 31,       October 31,
                                                2004             2003              2002              2001              2000

Net Asset Value, Beginning of Period          $  14.12         $  11.44         $  12.98          $  16.02          $  13.09

Investment Activities:
     Net investment income                        0.03             0.06             0.02              0.03              0.06
     Net realized and unrealized
       gains (losses) on investments              2.05             2.67            (0.13)            (0.60)             3.68

         Total from
           Investment Activities                  2.08             2.73            (0.11)            (0.57)             3.74

Distributions
     Net investment income                       (0.04)           (0.05)           (0.02)            (0.04)            (0.06)
     Net realized gains                          (3.01)              --            (1.41)            (2.43)            (0.75)
     Tax return of capital                          --               --               --<F2>            --                --

         Total Distributions                     (3.05)           (0.05)           (1.43)            (2.47)            (0.81)

Net Asset Value, End of Period                $  13.15         $  14.12         $  11.44          $  12.98          $  16.02

Total Return (excludes sales charges)            14.89%           23.90%           (1.57)%           (3.79)%           29.94%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $104,324         $187,640         $204,547          $201,734          $214,293
Ratio of expenses to
   average net assets                             1.27%            1.24%            1.26%             1.30%             1.32%
Ratio of net investment income
   to average net assets                          0.19%            0.43%            0.15%             0.22%             0.43%
Ratio of expenses to
   average net assets<F1>                         <F4>             <F4>             <F4>              <F4>              1.38%
Ratio of net investment income
   to average net assets<F1>                      <F4>             <F4>             <F4>              <F4>              0.37%
Portfolio turnover <F3>                            200%              94%              82%               89%               65%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Less than $0.01 per share.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no fee reductions during the period.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class C and Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                      Class C Shares                                   Class R Shares

                                                March 1,                                                           December 21,
                                    Year          2003            Year         Year         Year         Year          1999
                                   Ended         through         Ended        Ended        Ended        Ended         through
                                 October 31,   October 31,     October 31,  October 31,  October 31,  October 31,   October 31,
                                    2004        2003<F3>          2004         2003         2002         2001        2000<F3>

Net Asset Value,
  Beginning of Period              $14.08        $11.21          $14.02       $11.37       $12.93       $15.97        $12.48

Investment Activities:
     Net investment
       income (loss)                (0.08)<F2>     0.01           (0.02)<F2>    0.01        (0.01)       (0.02)<F2>     0.02
     Net realized
       and unrealized
       gains (losses)
       on investments                2.04          2.88            2.03         2.66        (0.14)       (0.58)         3.51

         Total from
           Investment
           Activities                1.96          2.89            2.01         2.67        (0.15)       (0.60)         3.53

Distributions
     Net investment income          (0.02)        (0.02)          (0.02)       (0.02)          --<F4>    (0.01)        (0.04)
     Net realized gains             (3.01)           --           (3.01)          --        (1.41)       (2.43)           --

         Total Distributions        (3.03)        (0.02)          (3.03)       (0.02)       (1.41)       (2.44)        (0.04)

Net Asset Value,
  End of Period                    $13.01        $14.08          $13.00       $14.02       $11.37       $12.93        $15.97

Total Return
   (excludes contingent
   deferred sales charges)          14.02%        25.84%<F5>      14.50%       23.50%       (1.90)%      (3.99)%       28.34%<F5>

Ratios/Supplemental Data:
Net Assets at
  end of period (000)              $  440        $  314          $2,318       $2,039       $1,646       $  674        $  133
Ratio of expenses to
   average net assets                1.95%         1.95%<F6>       1.60%        1.60%        1.60%        1.60%         1.59%<F6>
Ratio of net
   investment income
   (loss) to average
   net assets                       (0.51)%       (0.26)%<F6>     (0.14)%       0.05%       (0.19)%      (0.16)%        0.08%<F6>
Ratio of expenses to
   average net assets<F1>            3.97%         2.60%<F6>       2.80%        3.16%        3.67%        5.34%        23.11%<F6>
Ratio of net investment loss
   to average net assets<F1>        (2.53)%       (0.91)%<F6>     (1.34)%      (1.51)%      (2.26)%      (3.90)%      (21.44)%<F6>
Portfolio turnover <F7>               200%           94%            200%          94%          82%          89%           65%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Less than $0.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights


SMALL COMPANY OPPORTUNITY FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                              Class A Shares

                                                 Year             Year              Year             Year              Year
                                                Ended            Ended             Ended            Ended             Ended
                                              October 31,      October 31,       October 31,      October 31,       October 31,
                                                 2004             2003              2002             2001              2000

Net Asset Value, Beginning of Period           $ 26.39          $ 20.99           $ 22.92          $ 26.34           $ 21.08

Investment Activities:
     Net investment income (loss)                 0.04             0.04              0.09             0.07             (0.03)
     Net realized and unrealized
       gains (losses) on investments              5.11             5.39              0.04            (2.09)             5.29

         Total from
           Investment Activities                  5.15             5.43              0.13            (2.02)             5.26

Distributions
     Net investment income                       (0.05)           (0.03)            (0.01)           (0.03)               --
     Net realized gains                          (1.40)              --             (2.05)           (1.37)               --

         Total Distributions                     (1.45)           (0.03)            (2.06)           (1.40)               --

Net Asset Value, End of Period                 $ 30.09          $ 26.39           $ 20.99          $ 22.92           $ 26.34

Total Return (excludes sales charges)            20.50%           25.91%             0.29%           (8.01)%           24.95%

Ratios/Supplemental Data:
Net Assets at end of period (000)              $52,169          $42,933           $43,769          $36,312           $28,545
Ratio of expenses to
   average net assets                             1.15%            1.14%             1.09%            0.96%             1.15%
Ratio of net investment income
   (loss) to average net assets                   0.16%            0.16%             0.34%            0.30%            (0.14)%
Ratio of expenses to
   average net assets<F1>                         1.20%            1.22%             1.17%            1.18%             1.25%
Ratio of net investment income
   (loss) to average net assets<F1>               0.11%            0.08%             0.26%            0.08%            (0.24)%
Portfolio turnover <F2>                             68%              49%               60%              58%               28%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                             Class R Shares

                                                Year             Year              Year             Year              Year
                                               Ended            Ended             Ended            Ended             Ended
                                             October 31,      October 31,       October 31,      October 31,       October 31,
                                                2004             2003              2002             2001              2000

Net Asset Value, Beginning of Period          $ 26.06          $ 20.77           $ 22.80          $ 26.26           $ 21.04

Investment Activities:
     Net investment loss                        (0.01)           (0.02)            (0.05)           (0.01)            (0.08)
     Net realized and unrealized
       gains (losses) on investments             5.03             5.33              0.07            (2.08)             5.30

         Total from
           Investment Activities                 5.02             5.31              0.02            (2.09)             5.22

Distributions
     Net investment income                      (0.02)           (0.02)               --               --<F2>            --
     Net realized gains                         (1.40)              --             (2.05)           (1.37)               --

         Total Distributions                    (1.42)           (0.02)            (2.05)           (1.37)               --

Net Asset Value, End of Period                $ 29.66          $ 26.06           $ 20.77          $ 22.80           $ 26.26

Total Return                                    20.26%           25.59%            (0.21)%          (8.32)%           24.81%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $95,653          $85,037           $70,481          $81,815           $95,399
Ratio of expenses to
   average net assets                            1.35%            1.38%             1.61%            1.31%             1.30%
Ratio of net investment loss
   to average net assets                        (0.04)%          (0.09)%           (0.20)%          (0.05)%           (0.29)%
Ratio of expenses to
   average net assets<F1>                        1.54%            1.64%             1.70%            1.52%             1.40%
Ratio of net investment loss
   to average net assets<F1>                    (0.23)%          (0.35)%           (0.29)%          (0.26)%           (0.39)%
Portfolio turnover <F3>                            68%              49%               60%              58%               28%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Less than $0.01 per share.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights


FOCUSED GROWTH FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A, Class C and Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                Class A Shares         Class C Shares         Class R Shares

                                                                 December 31,           December 31,           December 31,
                                                                     2003                   2003                   2003
                                                                    through                through                through
                                                                  October 31,            October 31,            October 31,
                                                                   2004<F2>               2004<F2>               2004<F2>

Net Asset Value, Beginning of Period                               $ 10.00                $ 10.00                $ 10.00

Investment Activities:
     Net investment loss                                             (0.04)                 (0.12)                 (0.07)
     Net realized and unrealized gains on investments                 0.23                   0.23                   0.24

         Total from Investment Activities                             0.19                   0.11                   0.17

Net Asset Value, End of Period                                     $ 10.19                $ 10.11                $ 10.17

Total Return (excludes sales charges
   and contingent deferred sales charges)                             1.90%<F3>              1.10%<F3>              1.70%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)                                  $   731                $    34                $    37
Ratio of expenses to average net assets                               1.15%<F4>              1.90%<F4>              1.40%<F4>
Ratio of net investment loss to average net assets                   (0.68)%<F4>            (1.43)%<F4>            (0.93)%<F4>
Ratio of expenses to average net assets<F1>                          14.35%<F4>             28.56%<F4>             27.47%<F4>
Ratio of net investment loss to average net assets<F1>              (13.88)%<F4>           (28.09)%<F4>           (27.00)%<F4>
Portfolio turnover <F5>                                                 26%                    26%                    26%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                   This page is intentionally left blank.

Victory Funds Privacy Policy


Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

To obtain copies of the SAI, Annual or Semi-Annual Reports, or more information at no charge, please call the Funds at

800-539-FUND
(800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail:
      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

VF-EQTY-PRO (3/05)

Prospectus

March 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO(R)


Money Market Funds

Federal Money
Market Fund
Investor and Select Shares

Institutional Money
Market Fund
Investor and Select Shares


www.VictoryConnect.com
800-539-FUND
(800-539-3863)

The Victory Portfolios


                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.
      Federal Money Market Fund
        Investor and Select Shares                                    2
      Institutional Money Market Fund
        Investor and Select Shares                                    4

Investments                                                           6

Risk Factors                                                          8

Share Price                                                           9

Dividends, Distributions, and Taxes                                  10

Investing with Victory
      o How to Buy Shares                                            14
      o How to Exchange Shares                                       16
      o How to Sell Shares                                           17

Organization and Management of the Funds                             19

Additional Information                                               20

Financial Highlights
      Federal Money Market Fund                                      21
      Institutional Money Market Fund                                21


Key to Financial Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in a Fund.


Performance

A summary of the historical performance of a Fund.


Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.


Shares of the Funds are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.

Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

Each Fund pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. Each Fund has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review the information in each Fund's Risk/Return Summary and the "Investments" section later in the Prospectus.


Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

     o The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

     o A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.


Who May Want to Invest in the Funds

     o    Investors seeking relative safety and easy access to investments

     o    Investors with a low risk tolerance

     o    Investors seeking preservation of capital

     o Investors willing to accept lower potential returns in return for safety

     o Investors seeking the ability to convert their investment to cash quickly


Fees And Expenses

The minimum initial investment is $1,000,000. If you buy shares through an Investment Professional, you may be subject to different minimums. An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Funds offers two classes of shares: Investor Shares and Select Shares.


The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.


Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

Federal Money Market Fund


INVESTOR SHARES
Cusip#: 926464520
Ticker: SBFXX

SELECT SHARES
Cusip#: 926464512
Ticker: SBSXX


Investment Objective

The investment objective of the Fund is to provide high current income to the extent consistent with preservation of capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund also can invest in repurchase agreements collateralized by these securities.

Under normal circumstances, the Fund invests in:

     o Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

     o Obligations of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association
          (SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank
          (FHLB), Tennessee Valley Authority (TVA), Resolution Funding Corporation (REFCORP) and Federal Agricultural Mortgage Association
          (FAMC).

     o Repurchase agreements collateralized by any of the above securities.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in these instruments. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     o Quality: The Fund invests only in U.S. government securities, including those issued by agencies and instrumentalities of the U.S. government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

     o Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

     The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).


Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

     o The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

     o Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

     o    Interest rates decline, resulting in a lower yield for the Fund.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Investor Shares

1995     5.27%
1996     4.64%
1997     4.98%
1998     5.28%
1999     4.90%
2000     6.14%
2001     3.88%
2002     1.59%
2003     0.90%
2004     1.07%


Highest/lowest quarterly results during this time period were:

Highest     1.59% (quarter ended December 31, 2000)

Lowest      0.19% (quarters ended September 30, 2003,
                  December 31, 2003 and
                  March 31, 2004)


Average Annual Total Returns                      10 Years
(for the Periods ended      Past       Past       (or Life
December 31, 2004)        One Year    5 Years     of Fund)

Investor Shares             1.07%      2.70%      3.85%(1)

Select Shares               0.81%      2.44%      3.06%(2)

(1)  Ten year performance.

(2)  Performance is from March 23, 1998, inception date of Select Shares.


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses           Investor    Select
(paid directly from your investment)(1)     Shares     Shares

Maximum Sales Charge
Imposed on Purchases                         NONE       NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                NONE       NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption or Exchange Fees                  NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.25%      0.25%

Distribution (12b-1) Fees                   0.00%      0.00%

Other Expenses(2)                           0.21%      0.48%
(includes a shareholder
servicing fee of 0.25%
applicable to Select Shares)

Total Fund Operating Expenses(3)            0.46%      0.73%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)  Restated to reflect current fees.

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Investor and Select Shares of the Fund do not exceed 0.42% and 0.67%, respectively, for any period during which these waivers or reimbursements are in effect. These waivers/reimbursements may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services Ohio, Inc., the Fund's administrator ("BISYS"), or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Investor Shares     $47      $148      $258       $579

Select Shares       $75      $233      $406       $906

Institutional Money Market Fund


INVESTOR SHARES
Cusip#: 926464785
Ticker: VICXX

SELECT SHARES
Cusip#: 926464777
Ticker: VISXX


Investment Objective

The investment objective of the Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.


Principal Investment Strategies

The Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments.

Under normal circumstances, the Fund primarily invests in:

     o Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks.

     o Short-term corporate obligations, such as commercial paper, notes, and bonds.

     o    Repurchase agreements.

     o Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

     o Securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by certain U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

     o    When-issued or delayed-delivery securities.

     o    Eurodollar debt obligations.

Important characteristics of the Fund's investments:

     o Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     o Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's, Fitch, Inc., or Moody's Investors Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    An issuer defaults on its obligation.

     o An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

     o The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

     o Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

     o    Interest rates decline, resulting in a lower yield for the Fund.

     o Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

     o Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Investor Shares

1995     5.84%
1996     5.34%
1997     5.50%
1998     5.45%
1999     5.10%
2000     6.32%
2001     4.03%
2002     1.62%
2003     0.94%
2004     1.11%


Highest/lowest quarterly results during this time period were:

Highest     1.62% (quarter ended September 30, 2000)

Lowest      0.20% (quarters ended September 30, 2003,
                  December 31, 2003, March 31, 2004
                  and June 30, 2004)


Average Annual Total Returns                      10 Years
(for the Periods ended      Past       Past       (or Life
December 31, 2004)        One Year    5 Years     of Fund)

Investor Shares             1.11%      2.78%      4.11%(1)

Select Shares               0.85%      2.52%      3.65%(2)

(1)  Ten year performance.

(2)  Performance is from June 5, 1995, inception date of Select Shares.


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses           Investor    Select
(paid directly from your investment)(1)     Shares     Shares

Maximum Sales Charge
Imposed on Purchases                         NONE       NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                NONE       NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption or Exchange Fees                  NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                             0.20%      0.20%

Distribution (12b-1) Fees                   0.00%      0.00%

Other Expenses(2)                           0.21%      0.46%
(includes a shareholder
servicing fee of 0.25%
applicable to Select Shares)

Total Fund Operating Expenses(3)            0.41%      0.66%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)  Restated to reflect current fees.

(3) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Investor Shares     $42      $132      $230       $518

Select Shares       $67      $211      $368       $822

Investments


The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. A Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


Bankers' Acceptances.

Negotiable drafts or bills of exchange, in which a bank unconditionally agrees to pay the face value of the instrument upon maturity.


Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.


Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.


Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.


Short-Term Corporate Obligations.

Bonds issued by corporations and other business organizations to finance their short-term credit needs.


Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.


Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

     o U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;

     o    Non-U.S. Government. Secured by non-government entities.


Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.


* Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.* See the SAI for more information about investments in obligations of U.S. government instrumentalities and "wholly owned Government corporations."


When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.


Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.


+Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.


Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


+ Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

* TVA is supported by the right of the issuer to borrow from the U.S.
  Treasury.


Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

Risk Factors


The following describes the principal risks that you may assume as an investor in the Funds.

Each Fund is subject to the principal risks described below.


General Risks:

     o Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in debt securities:

     o Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

     o Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.

     o Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner.

     o Interest rate risk. If interest rates rapidly rise, the decline in value could cause the share price to decline below $1.00 and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.


Repurchase agreement risk:

     o If the seller were to default or become insolvent, the Fund would suffer a loss if the proceeds of the sale of the underlying security were less than the repurchase price, or if the disposition of the security is delayed.


An investment in a Fund is not a complete investment program.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 2:00 p.m. Eastern Time. You may buy, exchange and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the Federal Reserve Bank of Cleveland, the New York Stock Exchange (NYSE), and the bond market are open. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

     Each Fund's performance can be found daily at www.VictoryConnect.com and once a week in The Wall Street Journal and other newspapers.


Market Timing

The Victory Funds generally discourage frequent purchases and redemptions of Fund shares ("market timing"). The Victory Funds' Board of Trustees has adopted a policy to identify and deter market timing activity in the Victory Equity and Fixed-Income Funds. Because many investors acquire shares of money market funds as short-term investments, however, this policy does not apply to investments in shares of the Victory Money Market Funds. Nevertheless, you should review the prospectus of any Victory Equity or Fixed-Income Fund into which you are considering an exchange for information about that Fund's market timing policy. In addition, if it is determined that an investor has engaged in market timing activity with respect to a Victory Equity or Fixed-Income Fund, the investor will be barred from purchasing additional shares of any Victory Money Market Fund.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.


     REINVESTMENT OPTION

     You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


     CASH OPTION

     A check will be mailed to you no later than seven days after the dividend payment date.


     DIRECTED DIVIDENDS OPTION

     In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


     DIRECTED BANK ACCOUNT OPTION

     In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

Important Information about Taxes

Neither Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

     o Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

     o Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

     o An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Funds must obtain the following information for each person who opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Shareholder Servicing Plan

Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Select Shares of the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of this class. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plan

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Investor and Select Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.


Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.


For historical expense information, see the financial highlights at the end of this Prospectus.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $1,000,000. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from a Fund and your investment is received in good order and accepted by 2:00 p.m. Eastern Time, your purchase will be processed on the same day.

     Investor Shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select Shares are available through certain financial institutions that provide additional services to their customers who are shareholders of a Fund.


Make your check payable to: The Victory Funds


Keep these addresses handy for purchases, exchanges, or redemptions.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or bank draft to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

www.VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Access Accounts, Victory Funds, General Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


When you buy shares of a Fund, your cost will normally be $1.00 per share.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

The Systematic Investment Plan is not available to shareholders of the Institutional Money Market Fund or new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Investment Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from your bank account and invest it in shares of the Federal Money Market Fund.


Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received in good order and accepted by 2:00 p.m. Eastern Time, your exchange will be processed the same day.


You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

     o Shares of the Fund selected for exchange must be available for sale in your state of residence.

     o The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

     o If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

     o On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

     o You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

     o The registration and tax identification numbers of the two accounts must be identical.

     o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     o A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

     o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

     o An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com.

How to Sell Shares

If your request is received in good order by 2:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a previously designated domestic financial institution;

o    Mail a check to a previously designated alternate address; or

o    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Your account registration has changed within the last 15 days;

o    The check is not being mailed to the address on your account;

o    The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

o The check or wire is being sent to a different bank account than was previously designated.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time, your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.


CHECK WRITING
(Federal Money Market Fund only)

Shareholders of the Federal Money Market Fund may sell their Fund shares by writing a check for $100.00 or more. The check writing feature is not offered to new shareholders of the Federal Money Market Fund. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. Shares continue to earn daily dividends until checks are presented for payment. You may not close your account by writing a check. You should call the Fund for a complete redemption.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is not available to shareholders of the Institutional Money Market Fund or to new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Withdrawal Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from the Federal Money Market Fund. You must have an account value of $5,000 or more to start withdrawals.

     If you previously activated this feature, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     o Redemption proceeds from the sale of shares purchased by a check will be held until the purchase check has cleared, which may take up to 10 business days.

     o A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

     o A Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect the Fund's shareholders.

     o Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

Each Fund is a member of The Victory Portfolios, a group of 21 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser
and Sub-Administrator

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53.5 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2004, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund, as shown in the following table:

Federal Money Market Fund               0.22%
Institutional Money Market Fund         0.20%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. an additional fee at the annual rate of up to 0.04% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Additional Information


Some additional information you should know about the Funds.


Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section in the Prospectus for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Funds' shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Funds.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Funds.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


       If you would like to receive additional copies of any materials, please call the Funds at

                                 800-539-FUND

                   or please visit www.VictoryConnect.com.

Financial Highlights

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                                    Distributions
                                                    Net Asset                            from            Net Asset
                                                     Value,             Net              Net              Value,
                                                    Beginning       Investment        Investment          End of           Total
                                                    of Period         Income            Income            Period           Return

Federal Money Market Fund -- Investor Shares
Year Ended 10/31/00                                  $1.000            0.058            (0.058)           $1.000            5.95%
Year Ended 10/31/01                                  $1.000            0.045            (0.045)           $1.000            4.62%
Year Ended 10/31/02                                  $1.000            0.017            (0.017)           $1.000            1.72%
Year Ended 10/31/03                                  $1.000            0.010            (0.010)           $1.000            0.98%
Year Ended 10/31/04                                  $1.000            0.009            (0.009)           $1.000            0.92%

Federal Money Market Fund -- Select Shares
Year Ended 10/31/00                                  $1.000            0.055            (0.055)           $1.000            5.69%
Year Ended 10/31/01                                  $1.000            0.043            (0.043)           $1.000            4.37%
Year Ended 10/31/02                                  $1.000            0.015            (0.015)           $1.000            1.48%
Year Ended 10/31/03                                  $1.000            0.007            (0.007)           $1.000            0.72%
Year Ended 10/31/04                                  $1.000            0.007            (0.007)           $1.000            0.67%

Institutional Money Market Fund -- Investor Shares
Year Ended 10/31/00                                  $1.000            0.060            (0.060)           $1.000            6.16%
Year Ended 10/31/01                                  $1.000            0.047            (0.047)           $1.000            4.78%
Year Ended 10/31/02                                  $1.000            0.017            (0.017)           $1.000            1.75%
Year Ended 10/31/03                                  $1.000            0.010            (0.010)           $1.000            1.02%
Year Ended 10/31/04                                  $1.000            0.009            (0.009)           $1.000            0.95%

Institutional Money Market Fund -- Select Shares
Year Ended 10/31/00                                  $1.000            0.057            (0.057)           $1.000            5.88%
Year Ended 10/31/01                                  $1.000            0.044            (0.044)           $1.000            4.50%
Year Ended 10/31/02                                  $1.000            0.015            (0.015)           $1.000            1.51%
Year Ended 10/31/03                                  $1.000            0.008            (0.008)           $1.000            0.77%
Year Ended 10/31/04                                  $1.000            0.007            (0.007)           $1.000            0.69%


The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                           Ratios/Supplemental Data

                                                                                    Ratio of                           Ratio of
                                                    Net                                Net                                Net
                                                  Assets,         Ratio of         Investment        Ratio of         Investment
                                                   End of        Expenses to        Income to       Expenses to        Income to
                                                   Period          Average           Average          Average           Average
                                                   (000)         Net Assets        Net Assets      Net Assets<F1>   Net Assets<F1>

Federal Money Market Fund -- Investor Shares
Year Ended 10/31/00                              $  865,366         0.30%             5.79%            0.43%             5.66%
Year Ended 10/31/01                              $  930,075         0.32%             4.42%            0.42%             4.32%
Year Ended 10/31/02                              $1,048,065         0.33%             1.70%            0.42%             1.61%
Year Ended 10/31/03                              $1,052,414         0.34%             0.97%            0.43%             0.88%
Year Ended 10/31/04                              $  994,342         0.35%             0.92%            0.44%             0.83%

Federal Money Market Fund -- Select Shares
Year Ended 10/31/00                              $  426,835         0.55%             5.61%            0.68%             5.48%
Year Ended 10/31/01                              $  554,880         0.56%             4.21%            0.67%             4.10%
Year Ended 10/31/02                              $  505,679         0.57%             1.47%            0.67%             1.37%
Year Ended 10/31/03                              $  567,573         0.59%             0.72%            0.68%             0.63%
Year Ended 10/31/04                              $  509,721         0.60%             0.66%            0.69%             0.57%

Institutional Money Market Fund --
Investor Shares
Year Ended 10/31/00                              $1,313,929         0.30%             5.96%            0.37%             5.89%
Year Ended 10/31/01                              $1,621,951         0.33%             4.56%            0.36%             4.53%
Year Ended 10/31/02                              $1,531,831         0.32%             1.73%            0.37%             1.68%
Year Ended 10/31/03                              $1,239,415         0.32%             1.02%            0.37%             0.97%
Year Ended 10/31/04                              $1,368,821         0.35%             0.95%            0.39%             0.91%

Institutional Money Market Fund --
Select Shares
Year Ended 10/31/00                              $2,864,926         0.56%             5.80%            0.63%             5.73%
Year Ended 10/31/01                              $1,356,608         0.58%             4.69%            0.63%             4.64%
Year Ended 10/31/02                              $  236,071         0.55%             1.63%            0.60%             1.58%
Year Ended 10/31/03                              $  207,046         0.56%             0.77%            0.61%             0.72%
Year Ended 10/31/04                              $  132,775         0.60%             0.65%            0.64%             0.61%


<F1> During the period, certain fees were reduced and /or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.



                   This page is intentionally left blank.

                    This page is intentionally left blank.

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.

                       [Not a part of this Prospectus]

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535


If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments.

To obtain copies of the SAI, Annual or Semi-Annual Reports, or more information at no charge, please call the Funds at

800-539-FUND
(800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND
(800-539-3863).

By mail:
      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

VF-FIMMF-PRO (3/05)

Prospectus

March 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO(R)


Money Market Funds

Prime Obligations Fund
Class A Shares

Financial Reserves Fund
Class A Shares

Gradison Government
Reserves Fund
Trust Shares and Select Shares

Tax-Free
Money Market Fund
Class A Shares

Ohio Municipal
Money Market Fund
Class A Shares


www.VictoryConnect.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses.
      Prime Obligations Fund
        Class A Shares                                                2
      Financial Reserves Fund
        Class A Shares                                                4
      Gradison Government Reserves Fund
        Trust Shares and Select Shares                                6
      Tax-Free Money Market Fund
        Class A Shares                                                8
      Ohio Municipal Money Market Fund
        Class A Shares                                               10

Investments                                                          12

Risk Factors                                                         14

Share Price                                                          15

Dividends, Distributions, and Taxes                                  16

Investing with Victory
      o How to Buy Shares                                            20
      o How to Exchange Shares                                       22
      o How to Sell Shares                                           23

Organization and Management of the Funds                             25

Additional Information                                               26

Financial Highlights
      Prime Obligations Fund                                         27
      Financial Reserves Fund                                        27
      Gradison Government Reserves Fund                              27
      Tax-Free Money Market Fund                                     27
      Ohio Municipal Money Market Fund                               27


Key to Financial Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in a Fund.


Performance

A summary of the historical performance of a Fund.


Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including ongoing expenses.


Shares of the Funds are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.

  Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

Each Fund pursues its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated money market instruments. Each Fund has unique investment strategies and its own risk/reward profile. The Funds seek to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value. Please review the information in each Fund's Risk/Return Summary and the "Investments" section later in the Prospectus.


Risk Factors

The following risk factors distinguish these Funds from other funds with different investment policies and strategies.

     o The Funds are not insured by the FDIC, and while each Fund attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so.

     o A major change in interest rates, a default on an investment held by a Fund or a significant decline in the value of a Fund investment could cause the value of your investment in the Fund, or its yield, to decline.


Who May Want to Invest in the Funds

     o    Investors seeking relative safety and easy access to investments

     o    Investors with a low risk tolerance

     o    Investors seeking preservation of capital

     o Investors willing to accept lower potential returns in return for safety

     o Investors seeking the ability to convert their investment to cash quickly


Fees And Expenses

No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Gradison Government Reserves Fund offers two classes of shares: Trust Shares and Select Shares. Each other Fund offers Class A Shares.

The following pages provide you with separate overviews of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference. An investment in a Fund is not a complete investment program.

Prime Obligations Fund

CLASS A SHARES
Cusip#: 926464108
Ticker: SPOXX


Investment Objective

The Fund seeks to provide current income consistent with liquidity and stability of principal.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Fund invests in:

     o Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

     o Short-term corporate obligations, such as commercial paper, notes, and bonds.

     o    Repurchase agreements.

     o Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

     o    U.S. government securities.

     o    When-issued or delayed-delivery securities.

     o    Eurodollar debt obligations.

Important characteristics of the Fund's investments:

     o Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     o Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    An issuer defaults on its obligation.

     o An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

     o The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

     o Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

     o    Interest rates decline, resulting in a lower yield for the Fund.

     o Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

     o Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares

1995     5.31%
1996     4.71%
1997     4.93%
1998     4.94%
1999     4.59%
2000     5.83%
2001     3.56%
2002     1.14%
2003     0.48%
2004     0.65%


Highest/lowest quarterly results during this time period were:

Highest     1.50% (quarters ended September 30, 2000
                  and December 31, 2000)

Lowest      0.08% (quarters ended March 31, 2004
                  and June 30, 2004)


Average Annual Total Returns
(for the Periods ended      Past       Past         Past
December 31, 2004)        One Year    5 Years     10 Years

Class A                     0.65%      2.31%        3.60%


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge Imposed on Purchases               NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.35%

Distribution (12b-1) Fees                              0.00%

Other Expenses(2)                                      0.48%
(includes a shareholder servicing fee of 0.25%)

Total Fund Operating Expenses(3)                       0.83%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)  Restated to reflect current fees.

(3) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services Ohio, Inc., the Fund's administrator ("BISYS"), or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Class A             $85      $265      $460      $1,025

Financial Reserves Fund

CLASS A SHARES
Cusip#: 926464678
Ticker: FNRXX

Note: This Fund is only available to certain financial institutions. See "How to Buy Shares."


Investment Objective

The Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Fund invests in:

     o Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

     o Short-term corporate obligations, such as commercial paper, notes, and bonds.

     o    Repurchase agreements.

     o Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

     o    U.S. government securities.

     o    When-issued or delayed-delivery securities.

     o    Eurodollar debt obligations.

Important characteristics of the Fund's investments:

     o Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

     o Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

     The Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    An issuer defaults on its obligation.

     o An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

     o The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

     o Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

     o    Interest rates decline, resulting in a lower yield for the Fund.

     o Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

     o Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares

1995     5.54%
1996     4.93%
1997     5.09%
1998     5.05%
1999     4.69%
2000     5.92%
2001     3.69%
2002     1.27%
2003     0.58%
2004     0.76%


Highest/lowest quarterly results during this time period were:

Highest     1.52% (quarters ended September 30, 2000
                  and December 31, 2000)

Lowest      0.10% (quarter ended March 31, 2004)


Average Annual Total Returns
(for the Periods ended      Past       Past         Past
December 31, 2004)        One Year    5 Years     10 Years

Class A                     0.76%      2.42%        3.73%



The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge Imposed on Purchases               NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.50%

Distribution (12b-1) Fees                              0.00%

Other Expenses(2),(3)                                  0.23%

Total Fund Operating Expenses(4)                       0.73%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) Although the Fund has a Shareholder Servicing Plan that imposes an annual fee of 0.25%, the Fund has no intention of paying such fee.

(3)  Restated to reflect current fees.

(4) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Class A             $75      $233      $406       $906

Gradison Government Reserves Fund

TRUST SHARES
Cusip#: 926464181
Ticker: VGGXX

SELECT SHARES
Cusip#: 926464363
Ticker: GMUXX


Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


Principal Investment Strategies

The Fund pursues its investment objective by investing only in certain securities issued by the U.S. government, its agencies and/or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund intends to invest primarily, and may invest exclusively, in these obligations of U.S. government instrumentalities. The Fund plans, as much as possible, to invest in securities whose interest payments are exempt from state and local taxes.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in the instruments described above. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     o Quality: The Fund invests only in U.S. government securities, including those issued by agencies and instrumentalities of the U.S. government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

     o Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

     The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).


Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00.

     o An agency or instrumentality defaults on its obligation and the U.S. government does not provide financial support. The Fund may be more seriously affected by such an event because it may concentrate its investments in the obligations of a small number of instrumentalities.

     o Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

     o    Interest rates decline, resulting in a lower yield for the Fund.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Select Shares

1995     5.24%
1996     4.75%
1997     4.90%
1998     4.87%
1999     4.51%
2000     5.74%
2001     3.45%
2002     1.10%
2003     0.42%
2004     0.56%


Highest/lowest quarterly results during this time period were:

Highest     1.48% (quarter ended December 31, 2000)

Lowest      0.07% (quarters ended September 30, 2003,
                  December 31, 2003 and June 30, 2004)


Average Annual Total Returns                     10 Years
(for the Periods ended      Past       Past      (or Life
December 31, 2004)        One Year    5 Years    of Fund)

Select Shares               0.56%      2.23%     3.54%(1)

Trust Shares                0.83%       N/A      1.02%(2)

(1)  Ten year performance.

(2)  Performance is from October 15, 2001, inception date of Trust Shares.


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses            Trust     Select
(paid directly from your investment)(1)    Shares     Shares

Maximum Sales Charge

Imposed on Purchases                         NONE       NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                NONE       NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                      NONE       NONE

Redemption or Exchange Fees                  NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees(2)                          0.40%      0.40%

Distribution (12b-1) Fees                   0.00%      0.00%

Other Expenses(3)                           0.21%      0.46%
(includes a shareholder
servicing fee of 0.25%
applicable to Select Shares)

Total Fund Operating Expenses(4)            0.61%      0.86%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) Effective January 1, 2005, the maximum advisory fee for this Fund is 0.40% of the Fund's average daily net assets. Prior to this date, the maximum fee had been 0.50%.

(3)  Restated to reflect current fees.

(4) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Trust Shares        $62      $195      $340      $  762

Select Shares       $88      $274      $477      $1,061

Tax-Free Money Market Fund

CLASS A SHARES
Cusip#: 926464306
Ticker: STOXX


Investment Objective

The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.


Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories, and possessions.

Under normal circumstances, the Fund invests in:

     o Short-term municipal obligations such as commercial paper, notes, and bonds.

     o    Tax, revenue, and bond anticipation notes.

     o Variable rate demand notes and municipal bonds, and participation interests in any of these obligations.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term instruments, the interest on which is exempt from federal income tax (including the alternative minimum tax). The Fund will not change this policy except with shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     o Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.

     o Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o A municipality or instrumentality defaults on its obligation or its securities are downgraded.

     o The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

     o Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

     o    Interest rates decline, resulting in a lower yield for the Fund.

     o Adverse events affecting the banking industry cause the value of the Fund's investments guaranteed by banks to decline.

     o Political, economic, business or regulatory events occur in a city or state causing the value of that municipality's securities to decline.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares

1995     3.48%
1996     2.96%
1997     3.09%
1998     2.84%
1999     2.63%
2000     3.48%
2001     2.16%
2002     0.85%
2003     0.37%
2004     0.47%


Highest/lowest quarterly results during this time period were:

Highest     0.92% (quarter ended December 31, 2000)

Lowest      0.05% (quarter ended September 30, 2003)


Average Annual Total Returns
(for the Periods ended      Past       Past         Past
December 31, 2004)        One Year    5 Years     10 Years

Class A                     0.47%      1.46%        2.23%


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge Imposed on Purchases               NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.35%

Distribution (12b-1) Fees                              0.00%

Other Expenses(2)                                      0.49%
(includes a shareholder
servicing fee of 0.25%)

Total Fund Operating Expenses(3)                       0.84%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2)  Restated to reflect current fees.

(3) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Class A             $86      $268      $466      $1,037

Ohio Municipal Money Market Fund

CLASS A SHARES
Cusip#: 926464769
Ticker: AOHXX


Investment Objective

The Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.


Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term municipal securities.

Under normal circumstances, the Fund invests in:

     o Short-term municipal obligations, such as commercial paper, notes, and bonds.

     o    Tax, revenue, and bond anticipation notes.

     o Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations.

     Under normal circumstances, the Fund will invest its assets in short-term instruments so that at least 80% of the income it distributes will be exempt from federal regular income tax and Ohio state income tax. (Federal regular income tax does not include the individual or corporate federal alternative minimum tax.) The Fund will not change this policy except with shareholder approval. The Fund expects to invest substantially all of its assets in these instruments.

Important characteristics of the Fund's investments:

     o Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.

     o Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o A municipality or instrumentality defaults on its obligation or its securities are downgraded.

     o The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

     o Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

     o    Interest rates decline, resulting in a lower yield for the Fund.

     o    There is a significant decline in the value of an investment.

     o Adverse events affecting the banking industry cause the value of Fund's investments guaranteed by banks to decline.

     o Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline. The Fund could be more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares

1995     3.47%
1996     3.02%
1997     3.04%
1998     2.85%
1999     2.56%
2000     3.36%
2001     2.09%
2002     0.71%
2003     0.24%
2004     0.37%


Highest/lowest quarterly results during this time period were:

Highest     0.91% (quarter ended June 30, 1995)

Lowest      0.02% (quarter ended September 30, 2003)


Average Annual Total Returns
(for the Periods ended      Past       Past         Past
December 31, 2004)        One Year    5 Years     10 Years

Class A                     0.37%      1.35%        2.17%


The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryConnect.com and select Money Market Funds under Daily Prices.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge Imposed on Purchases               NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees(2)                                     0.44%

Distribution (12b-1) Fees                              0.00%

Other Expenses(3)                                      0.47%
(includes a shareholder servicing fee of 0.25%)

Total Fund Operating Expenses(4)                       0.91%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) Effective January 1, 2005, the maximum annual advisory fee for this Fund is 0.45% of the Fund's average daily net assets. Prior to this date, the maximum fee had been 0.50%.

(3)  Restated to reflect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Fund do not exceed 0.90% for any period during which this waiver or reimbursement is in effect. This waiver/reimbursement may terminate at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years   5 Years   10 Years

Class A             $93      $290      $504      $1,120

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. A Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).

The Funds may invest in the following types of securities:


Bankers' Acceptances.

Negotiable drafts or bills of exchange, in which a bank unconditionally agrees to pay the face value of the instrument upon maturity.


Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.


Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.


Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.


Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.


Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.


General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.


Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.


Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.


Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.


*Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.


Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.


U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.* See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.


When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.


Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.


Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."


Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.


+Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.


Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


+Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer may obtain either a stand-by or direct pay letter of credit or guarantee from banks as backup.


+Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

*TVA is supported by the right of the issuer to borrow from the U.S. Treasury.

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.


Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds. Except as noted, each Fund is subject to the principal risks described below.


General Risks:

     o Manager risk is the risk that a Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.


Risks associated with investing in debt securities:

     o Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

     o Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.

     o Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner. Credit risk is measured by NRSROs such as S&P, Fitch, Inc., or Moody's.

     o Interest rate risk. If interest rates rapidly rise, the decline in value of portfolio securities could cause the share price to decline below $1.00, and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.


Repurchase agreement risk:

     o If the seller were to default or become insolvent, the Fund would suffer a loss if the proceeds of the sale of the underlying security were less than the repurchase price, or if the disposition of the security is delayed.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in municipal debt securities
(Tax-Free Money Market Fund and Ohio Municipal Money Market Fund only):

     o Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.


Concentration risks
(Ohio Municipal Money Market Fund only):

     o Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in the Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

An investment in a Fund is not a complete investment program.


Share Price

The Ohio Municipal Money Market Fund and the Gradison Government Reserves Fund each normally calculates its share price, called the "net asset value"
(NAV), each business day at 12:00 p.m. Eastern Time. Each other Fund normally calculates its NAV each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the Federal Reserve Bank of Cleveland, the New York Stock Exchange, Inc. (NYSE), and the bond market are open. On any business day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fund reserves the right to refuse any purchase order received after the BMA recommended closing time (the Alternative Closing Time). If a Fund does so, it will continue, however, to process redemption orders received after the Alternative Closing Time but no later than 12:00 p.m. or 2:00 p.m., as applicable. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

     Each Fund's performance can be found daily at www.VictoryConnect.com and once a week in The Wall Street Journal or other newspapers, or media outlets.

Market Timing

The Victory Funds generally discourage frequent purchases and redemptions of Fund shares ("market timing"). The Victory Funds' Board of Trustees has adopted a policy to identify and deter market timing activity in the Victory Equity and Fixed-Income Funds. Because many investors acquire shares of money market funds as short-term investments, however, this policy does not apply to investments in shares of the Victory Money Market Funds. Nevertheless, you should review the prospectus of any Victory Equity or Fixed-Income Fund into which you are considering an exchange for information about that Fund's market timing policy. In addition, if it is determined that an investor has engaged in market timing activity with respect to a Victory Equity or Fixed-Income Fund, the investor will be barred from purchasing additional shares of any Victory Money Market Fund.


Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.


      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.


      DIRECTED DIVIDENDS OPTION

      In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

Important Information about Taxes

No Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

     o Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

     o Certain dividends from the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund will be "exempt-interest dividends," which generally are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     o Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

     o An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Funds must obtain the following information for each person who opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Shareholder Servicing Plan

The following Funds have adopted a Shareholder Servicing Plan:

     o    Prime Obligations Fund, Class A Shares

     o    Financial Reserves Fund, Class A Shares

     o    Gradison Government Reserves Fund, Select Shares

     o    Tax-Free Money Market Fund, Class A Shares

     o    Ohio Municipal Money Market Fund, Class A Shares

     Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, each such Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. These Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association ("KeyBank") and its affiliates, other financial institutions, and securities brokers. These Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plans

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Class A Shares of the Financial Reserves Fund and the Ohio Municipal Money Market Fund and Trust Shares and Select Shares of the Gradison Government Reserves Fund. These share classes do not make any payments under this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.


Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.

For historical expense information, see the financial highlights at the end of this Prospectus.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account for Class A or Select Shares of a Fund, except for the Financial Reserves Fund, is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from a Fund and your investment is received in good order and accepted by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund or the Ohio Municipal Money Market
Fund), your purchase order will be processed the same day. On days on which a Fund establishes an Alternative Closing Time, your purchase order will not be processed if received after the Alternative Closing Time.

     The Financial Reserves Fund is only available to certain financial institutions that meet minimum investment requirements and have trust or advisory accounts set up through KeyBank or its affiliates. The Gradison Government Reserves Fund offers Trust Shares in addition to Select Shares. Trust Shares are available to accounts for which KeyBank (or its affiliates), as a fiduciary, has sole or shared investment responsibility.


Make your check payable to: The Victory Funds

Keep these addresses handy for purchases, exchanges, or redemptions.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or bank draft to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

www.VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Access Accounts, Victory Funds, General Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


When you buy shares of a Fund, your cost will normally be $1.00 per share.

When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, Funds that pay tax-free dividends are not appropriate investments for retirement accounts.


All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Select Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by the earlier of the Alternative Closing Time, or 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time with respect to the Gradison Government Reserves Fund or the Ohio Municipal Money Market
Fund), your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the Alternative Closing Time.


You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

o Shares of the Fund selected for exchange must be available for sale in your state of residence.

o The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

o If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

o On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

o You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

o A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

o An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com.

How to Sell Shares

If your request is received in good order by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund and the Ohio Municipal Money Market Fund), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a previously designated domestic financial institution;

o    Mail a check to a previously designated alternate address; or

o    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Your account registration has changed within the last 15 days;

o    The check is not being mailed to the address on your account;

o    The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

o The check or wire is being sent to a different bank account than was previously designated.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund and the Ohio Municipal Money Market Fund), your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time (12:00 p.m. Eastern Time for the Gradison Government Reserves Fund and the Ohio Municipal Money Market Fund). It will be transferred by ACH as long as the transfer is to a domestic bank.


CHECK WRITING

Shareholders of the following Funds may withdraw funds by writing a check for $100.00 or more:

o    Prime Obligations Fund

o    Gradison Government Reserves Fund (Select Shares only)

o    Tax-Free Money Market Fund

o    Ohio Municipal Money Market Fund

     In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you in about three weeks. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption. Please call 800-539-FUND to request a signature card or download the form by clicking on "Access Accounts, Victory Funds, General Forms" on www.VictoryConnect.com. A signature card is also included as part of the Account Application.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     o Redemption proceeds from the sale of shares purchased by a check will be held until the purchase check has cleared, which may take up to 10 business days.

     o A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

     o A Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect the Fund's shareholders.

     o Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

Each Fund is a member of The Victory Portfolios, a group of 21 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53.5 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2004, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund, as shown in the following table:

Prime Obligations Fund                       0.35%
Financial Reserves Fund                      0.50%
Gradison Government Reserves Fund            0.40%
Tax-Free Money Market Fund                   0.35%
Ohio Municipal Money Market Fund             0.50%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. an additional fee at the annual rate of up to 0.04% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.

Additional Information

Some additional information you should know about the Funds.


Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section in the Prospectus for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Other Service Providers

     Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Funds' shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Funds.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Funds.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.

      If you would like to receive additional copies of any materials, please call the Funds at

                                 800-539-FUND

                   or please visit www.VictoryConnect.com.

Financial Highlights

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                                   Distributions
                                                   Net Asset                           from            Net Asset
                                                    Value,             Net              Net             Value,
                                                   Beginning       Investment       Investment          End of          Total
                                                   of Period         Income           Income            Period          Return

Prime Obligations Fund
Year Ended 10/31/00                                 $1.000            0.055           (0.055)           $1.000          5.67%
Year Ended 10/31/01                                 $1.000            0.042           (0.042)           $1.000          4.31%
Year Ended 10/31/02                                 $1.000            0.013           (0.013)           $1.000          1.27%
Year Ended 10/31/03                                 $1.000            0.006           (0.006)           $1.000          0.56%
Year Ended 10/31/04                                 $1.000            0.005           (0.005)           $1.000          0.49%

Financial Reserves Fund
Year Ended 10/31/00                                 $1.000            0.056           (0.056)           $1.000          5.75%
Year Ended 10/31/01                                 $1.000            0.043           (0.043)           $1.000          4.44%
Year Ended 10/31/02                                 $1.000            0.014           (0.014)           $1.000          1.39%
Year Ended 10/31/03                                 $1.000            0.007           (0.007)           $1.000          0.67%
Year Ended 10/31/04                                 $1.000            0.006           (0.006)           $1.000          0.60%

Gradison Government Reserves Fund -- Trust Shares
10/15/01 to 10/31/01 <F1>                           $1.000            0.001           (0.001)           $1.000          0.11%<F2>
Year Ended 10/31/02                                 $1.000            0.015           (0.015)           $1.000          1.48%
Year Ended 10/31/03                                 $1.000            0.008           (0.008)           $1.000          0.76%
Year Ended 10/31/04                                 $1.000            0.007           (0.007)           $1.000          0.70%

Gradison Government Reserves Fund -- Select Shares
Year Ended 10/31/00                                 $1.000            0.054           (0.054)           $1.000          5.56%
Year Ended 10/31/01                                 $1.000            0.041           (0.041)           $1.000          4.20%
Year Ended 10/31/02                                 $1.000            0.012           (0.012)           $1.000          1.21%
Year Ended 10/31/03                                 $1.000            0.005           (0.005)           $1.000          0.50%
Year Ended 10/31/04                                 $1.000            0.004           (0.004)           $1.000          0.43%

Tax-Free Money Market Fund
Year Ended 10/31/00                                 $1.000            0.033           (0.033)           $1.000          3.38%
Year Ended 10/31/01                                 $1.000            0.026           (0.026)           $1.000          2.59%
Year Ended 10/31/02                                 $1.000            0.009           (0.009)           $1.000          0.92%
Year Ended 10/31/03                                 $1.000            0.004           (0.004)           $1.000          0.43%
Year Ended 10/31/04                                 $1.000            0.004           (0.004)           $1.000          0.39%

Ohio Municipal Money Market Fund
Year Ended 10/31/00                                 $1.000            0.032           (0.032)           $1.000          3.27%
Year Ended 10/31/01                                 $1.000            0.025           (0.025)           $1.000          2.52%
Year Ended 10/31/02                                 $1.000            0.008           (0.008)           $1.000          0.78%
Year Ended 10/31/03                                 $1.000            0.003           (0.003)           $1.000          0.29%
Year Ended 10/31/04                                 $1.000            0.003           (0.003)           $1.000          0.28%


<F1> Period from commencement of operations.

<F2> Not annualized.



Financial Highlights

(continued)

The Financial Highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information shows the results of an investment in one share of a Fund. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about shares of the Funds. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' annual report, which is available by calling the Funds at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                            Ratios/Supplemental Data

                                                                                   Ratio of                          Ratio of
                                                     Net                              Net                               Net
                                                   Assets,         Ratio of       Investment       Ratio of         Investment
                                                   End of         Expenses to      Income to      Expenses to        Income to
                                                   Period           Average         Average         Average           Average
                                                    (000)         Net Assets      Net Assets    Net Assets<F1>    Net Assets<F1>

Prime Obligations Fund
Year Ended 10/31/00                              $2,553,015          0.78%           5.55%           <F4>              <F4>
Year Ended 10/31/01                              $3,046,490          0.76%           4.17%           <F4>              <F4>
Year Ended 10/31/02                              $2,185,918          0.77%           1.27%           <F4>              <F4>
Year Ended 10/31/03                              $1,632,174          0.79%           0.57%           <F4>              <F4>
Year Ended 10/31/04                              $1,266,260          0.81%           0.48%           <F4>              <F4>

Financial Reserves Fund
Year Ended 10/31/00                              $  737,512          0.70%           5.58%           <F4>              <F4>
Year Ended 10/31/01                              $  754,612          0.68%           4.36%           <F4>              <F4>
Year Ended 10/31/02                              $  658,425          0.68%           1.38%           <F4>              <F4>
Year Ended 10/31/03                              $  533,613          0.69%           0.67%           <F4>              <F4>
Year Ended 10/31/04                              $  479,335          0.70%           0.59%           <F4>              <F4>

Gradison Government Reserves Fund --
Trust Shares
10/15/01 to 10/31/01 <F2>                        $  290,861          0.42%<F3>       2.30%<F3>      10.12%<F3>        (7.40)%<F3>
Year Ended 10/31/02                              $  271,606          0.50%           1.46%           0.56%             1.40%
Year Ended 10/31/03                              $  260,102          0.53%           0.75%           0.57%             0.71%
Year Ended 10/31/04                              $  216,128          0.55%           0.68%           0.58%             0.65%

Gradison Government Reserves Fund --
Select Shares
Year Ended 10/31/00                              $2,135,527          0.72%           5.42%           0.90%             5.24%
Year Ended 10/31/01                              $4,103,267          0.77%           4.04%           0.82%             3.99%
Year Ended 10/31/02                              $3,555,362          0.77%           1.21%           0.82%             1.16%
Year Ended 10/31/03                              $3,243,650          0.79%           0.50%           0.83%             0.46%
Year Ended 10/31/04                              $2,744,971          0.81%           0.41%           0.85%             0.38%

Tax-Free Money Market Fund
Year Ended 10/31/00                              $  675,324          0.80%           3.32%           <F4>              <F4>
Year Ended 10/31/01                              $  774,555          0.78%           2.54%           <F4>              <F4>
Year Ended 10/31/02                              $  654,011          0.78%           0.92%           <F4>              <F4>
Year Ended 10/31/03                              $  621,011          0.79%           0.43%           <F4>              <F4>
Year Ended 10/31/04                              $  598,662          0.81%           0.38%           <F4>              <F4>

Ohio Municipal Money Market Fund
Year Ended 10/31/00                              $  884,369          0.87%           3.22%           0.93%             3.16%
Year Ended 10/31/01                              $  935,207          0.93%           2.50%           <F4>              <F4>
Year Ended 10/31/02                              $  851,037          0.93%           0.78%           <F4>              <F4>
Year Ended 10/31/03                              $  688,379          0.93%           0.30%           <F4>              <F4>
Year Ended 10/31/04                              $  558,066          0.91%           0.27%           0.96%             0.23%


<F1> During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Annualized.

<F4> There were no fee reductions during the period.



Victory Funds Privacy Policy


Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments.

To obtain copies of the SAI, Annual or Semi-Annual Reports, or more information at no charge, please call the Funds at

800-539-FUND
(800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail:
      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

VF-MMMF-PRO (3/05)

Prospectus

March 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)




Real Estate Fund
Class A, C and R Shares


On December 8, 2004, the Board of Trustees of the Victory Funds approved the merger of the Real Estate Fund with the Kensington Real Estate Securities Fund in a tax-free reorganization, subject to shareholder approval. A Special Meeting of Shareholders is scheduled to be held on March 15, 2005.



www.VictoryConnect.com
800-539-FUND
(800-539-3863)

The Victory Portfolios


                              Table of Contents

Risk/Return Summary
An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of the Fund.
      Real Estate Fund
        Class A, C and R Shares                                       2

Investments                                                           4

Risk Factors                                                          5

Share Price                                                           6

Dividends, Distributions, and Taxes                                   8

Investing with Victory
      o Choosing a Share Class                                       11
      o How to Buy Shares                                            16
      o How to Exchange Shares                                       18
      o How to Sell Shares                                           19

Organization and Management of the Fund                              21

Additional Information                                               22

Financial Highlights
      Real Estate Fund                                               23




Key to Fund Information


Objective and Strategies

The goals and the strategies that the Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in the Fund.


Performance

A summary of the historical performance of the Fund in comparison to an unmanaged index.


Expenses

The costs you will pay, directly or indirectly, as an investor in the Fund, including sales charges and ongoing expenses.


Shares of the Fund are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.

Real Estate Fund

CLASS A SHARES
Cusip#: 926464579
Ticker: VREIX

CLASS C SHARES
Cusip#: 926464165
Ticker: VRECX

CLASS R SHARES
Cusip#: 926464298
Ticker: VRIGX


Investment Objective

The Fund seeks to provide total return through investments in real estate-related securities.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     o Equity securities (including equity and mortgage real estate investment trusts (REITs));

     o    Rights or warrants to purchase common stocks;

     o    Securities convertible into common stocks; and

     o    Preferred stocks.

     Generally, a real estate company derives at least 50% of its revenues from real estate or has at least 50% of its assets in real estate.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate-related companies. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     In making investment decisions, the Adviser may consider some or all of the following characteristics of potential investments, among others: assets, locations, occupancy, rental rates, maintenance standards, and capital expenditures; cash flow, earnings, and dividend growth potential; leverage and return on equity; and management's experience, talent, interest and ownership positions.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o Property values decrease; vacancies of rental properties increase; overbuilding increases; or property taxes and operating expenses increase.

     The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to economic or credit risks. In addition, the Fund is subject to the risks related to direct investment in real estate.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.


Please read this Prospectus before investing in the Fund and keep it for future reference.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1998     -14.43%
1999       0.58%
2000      30.56%
2001       8.23%
2002       0.00%
2003      31.00%
2004      28.76%

Highest/lowest quarterly results during this time period were:

Highest    16.46% (quarter ended September 30, 1997)

Lowest    -10.51% (quarter ended September 30, 1998)



     The table below shows how the average annual total returns for Class A, Class C and Class R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns
(For the Periods ended                                   Life
December 31, 2004)                1 Year     5 Years     of Fund

CLASS A

Before Taxes                      21.39%      17.57%     12.45%(1)

After Taxes on Distributions      18.79%      15.84%     10.69%(1)

After Taxes on Distributions
and Sale of Fund Shares           15.39%      14.43%      9.85%(1)

Morgan Stanley REIT Index(3)      31.39%      21.64%     13.18%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS C

Before Taxes                      26.98%        N/A      19.41%(2)

Morgan Stanley REIT Index(3)      31.39%        N/A      23.74%(2)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS R

Before Taxes                      28.24%      18.61%     20.11%(4)

Morgan Stanley REIT Index(3)      31.39%      21.64%     23.39%(4)
(Index returns reflect
no deduction for fees,
expenses, or taxes)


(1)  Performance is from April 30, 1997, inception date of Class A Shares.

(2)  Performance is from March 1, 2002, inception date of Class C Shares.

(3) The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. It is not possible to invest directly in an index.

(4)  Performance is from December 15, 1999, inception date of Class R Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)             Class A   Class C    Class R

Maximum Sales Charge
Imposed on Purchases             5.75%       NONE       NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge    NONE(2)     1.00%(3)   NONE
(as a percentage of
the lower of purchase
or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends          NONE        NONE       NONE

Redemption or Exchange Fees      NONE        NONE       NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                  0.80%       0.80%      0.80%

Distribution (12b-1) Fees        0.00%       1.00%      0.50%

Other Expenses                   0.76%       2.10%      0.85%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund
Operating Expenses(4)            1.56%       3.90%      2.15%

Fee Waiver/
Expense Reimbursement           (0.00)%     (1.70)%    (0.15)%

Net Expenses                     1.56%       2.20%(5)   2.00%(5)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of Class A, Class C, and Class R Shares of the Fund do not exceed 1.40%, 2.00%, and 1.75%, respectively, for any period during which these waivers/reimbursements are in effect. These voluntary waivers/reimbursements may be terminated at any time.

(5) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20% until at least February 28, 2006, and 2.50%, thereafter until at least February 28, 2014, and those of Class R Shares of the Fund do not exceed 2.00% until at least February 28, 2012.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $725     $1,039      $1,376      $2,325

Class C*        $323     $  750      $1,304      $2,987

Class C**       $223     $  750      $1,304      $2,987

Class R         $203     $  627      $1,078      $2,383


 *If you sell your shares at the end of the period.

**If you do not sell your shares at the end of the period.

Investments

The following describes some of the types of securities the Fund may purchase under normal market conditions. The Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Equity Securities.

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.


Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.


Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.


Asset-Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.


Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.


Preferred Stock.

A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.


Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.


General Risks:

     o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     o Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in equity securities:

     o Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


Risks associated with investing in debt securities:

     o Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

     o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

     o Reinvestment risk is the risk that when interest rates are declining, the Fund, in receiving interest income or prepayments on a security, will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investors Service (Moody's).


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in mortgage-related securities:

     o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     o Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what the Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.


An investment in the Fund is not a complete investment program.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.


Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Fund may price its investments at fair value according to procedures approved by the Board of Trustees. Each Class of the Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets. You may also find the Fund's net asset value by calling 800-539-3863 or by visiting the Fund's website at www.VictoryConnect.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

     o Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

     o Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.


     With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Fund, the Fund will suspend the trading privileges (other than redemption of Fund shares) of:

     o    Any account with a single round trip within a 30-day period; or

     o    Any account with two round trips within 90 days.

     With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third party administrators and insurance companies), the Fund will request that the intermediary review underlying account activity for round trip exchanges. To the extent that the intermediary has identified suspected market timing activity, the Fund will instruct the intermediary to suspend the customer account in accordance with the criteria described above for direct or disclosed Fund investors.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

     Ordinarily, the Fund declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.


     REINVESTMENT OPTION

     You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


     CASH OPTION

     A check will be mailed to you no later than seven days after the dividend payment date.


     INCOME EARNED OPTION

     You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


     DIRECTED DIVIDENDS OPTION

     In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


     DIRECTED BANK ACCOUNT OPTION

     In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Buying a Dividend.
You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     o Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     o Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

     o An exchange of the Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C or Class R Shares of the Fund. Class R Shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Fund.


     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Reorganization of the Fund

On December 8, 2004, the Victory Funds' Board of Trustees approved the merger of the Fund with the Kensington Real Estate Securities Fund (the Kensington
Fund), a series of The Kensington Funds, in a tax-free reorganization, subject to shareholder approval.

     Specifically, the Board approved a proposal to transfer all of the Fund's assets and liabilities to the Kensington Fund, in exchange for shares of the Kensington Fund. Under the terms of the proposal, subject to shareholder approval, shareholders would receive shares of the Kensington Fund, the total value of which would be equal to the total value of their shares of the Fund on the date of the merger, after which the Fund would cease operations. No sales charges would be imposed on the proposed transfer. The Victory Funds expect to obtain an opinion of counsel that the transaction would not result in a gain or loss to Fund shareholders for federal income tax purposes.

     The proposed merger is anticipated to take place soon after the receipt of shareholder approval. The Special Meeting of Shareholders is scheduled to be held on March 15, 2005.


     Until the merger is completed, shares of the Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Fund will continue for those shareholders who have elected this option. As always, however, the Fund reserves the right to restrict sales of Fund shares. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

     Fund shareholders also may continue to redeem their shares or exchange their shares for shares of other Victory Funds, as described in this Prospectus, before the closing of the proposed merger.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Fund must obtain the following information for each person who opens a new account:

     o    Name;

     o    Date of birth (for individuals);

     o Residential or business street address (although post office boxes are still permitted for mailing); and

     o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


Choosing a Share Class

The Fund offers Class A, Class C and Class R Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.


     CLASS A

     o Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.

     o    Lower annual expenses than Class R Shares.


     CLASS C

     o No front-end sales charge. All your money goes to work for you right away.

     o    Higher expenses than Class A or Class R Shares.

     o A deferred sales charge if you sell your shares within twelve months of their purchase.


     CLASS R

     o No front-end sales charge. All your money goes to work for you right away.

     o    Class R Shares are only available to certain investors.

     o    Higher expenses than Class A Shares.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.


For historical expense information, see the financial highlights at the end of this Prospectus.

Calculation of Sales Charges -- Class A

                                       Sales Charge            Sales Charge
                                         as a % of               as a % of
Your Investment in the Fund           Offering Price          Your Investment

Up to $49,999                              5.75%                   6.10%

$50,000 up to $99,999                      4.50%                   4.71%

$100,000 up to $249,999                    3.50%                   3.63%

$250,000 up to $499,999                    2.50%                   2.56%

$500,000 up to $999,999                    2.00%                   2.04%

$1,000,000 and above*                      0.00%                   0.00%

*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.



Sales Charge Reductions and Waivers for Class A Shares

You may reduce or eliminate the sales charge in the following cases:

     1. A Letter of Intent allows you to buy Class A Shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A Shares you already own will be calculated by using the greater of the current value or the original investment amount.

     3. The Combination Privilege allows you to combine the value of Class A Shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse and children under 21) to achieve a reduced sales charge on your added investment.

     In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in:
(i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

     This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

          a.   Purchases by:

               i.   current and retired Fund Trustees or officers;

               ii. directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

               iii. brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

          b. Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

          c. Reinvestment of proceeds from a liquidation distribution of Class A Shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

          d.   Purchases for fee-based investment products or accounts.

          e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A Share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

          f.   Purchases by participants in the Victory Investment Program.

          g. Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.


Calculation of Sales Charges -- Class C

You will pay a 1% contingent deferred sales charge (CDSC) on any Class C Shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details. There is no CDSC when you exchange your shares for Class C Shares of another Victory Fund.

     To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

     Purchases of $1,000,000 and above will automatically be made in Class A Shares of the Fund.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

Eligibility Requirements to Purchase Class R Shares

Class R Shares may only be purchased by:

     o Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

     o    IRA rollovers from such plans if a Victory Class R was offered; or

     o Shareholders who owned Class R Shares (formerly Class G Shares) on December 31, 2002.


Shareholder Servicing Plan for Class A Shares

The Fund has adopted a Shareholder Servicing Plan for its Class A
Shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class C and Class R Shares of the Fund.

     Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets. The fee is paid for general distribution services, for selling Class R Shares of the Fund and for providing personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Under the Class C Distribution and Service Plan, Class C Shares of the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. Of this amount, 0.75% of the Fund's average daily net assets will be paid for general distribution services and for selling Class C Shares of the Fund. The Fund will pay 0.25% of its average daily net assets to compensate financial institutions that provide personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class R and Class C Shares do not convert into any other class of shares.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of the Fund. This share class does not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

     If you buy shares directly from the Fund and your investment is received in good order and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.


Make your check payable to: The Victory Funds


Keep these addresses handy for purchases, exchanges, or redemptions.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or bank draft to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

www.VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Access Accounts, Victory Funds, General Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of the Fund.


Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.


All purchases must be made in U.S. dollars and drawn on U.S. banks. The Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of the Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of the Fund, you should keep the following in mind:

     o Shares of the Fund selected for exchange must be available for sale in your state of residence.

     o The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

     o If you acquire Class A Shares of a Fund as a result of an exchange, you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

     o On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

     o You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

     o The registration and tax identification numbers of the two accounts must be identical.

     o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

     o The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

     o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

     o An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a previously designated domestic financial institution;

o    Mail a check to a previously designated alternate address; or

o    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Your account registration has changed within the last 15 days;

o    The check is not being mailed to the address on your account;

o    The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

o The check or wire is being sent to a different bank account than was previously designated.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     o Redemption proceeds from the sale of shares purchased by a check will be held until the purchase check has cleared, which may take up to 10 business days.

     o The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o The Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect the Fund's shareholders.

     o The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

The Fund is a member of The Victory Portfolios, a group of 21 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Fund.


The Investment Adviser
and Sub-Administrator

The Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53.5 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2004, the Adviser was paid advisory fees, after waivers, equal to 0.67% of the average daily net assets of the Fund.

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. an additional fee at the annual rate of up to 0.04% of the Fund's average daily net assets to perform some of the administrative duties for the Fund.


Portfolio Management

Carolyn M. Rains and Robert R. Maneri are the co-portfolio managers of the Fund. Together they are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Rains has been the Fund's co-portfolio manager since April 2002. A Portfolio Manager and a Director of the Adviser, she has been with the Adviser or an affiliate since 1998. Prior to that, she had served as an Assistant Manager, Credit Management for Chase Manhattan Bank. She is a Chartered Financial Analyst Charter Holder. Mr. Maneri, a Senior Research Analyst and Managing Director with the Adviser or an affiliate since 1995, has been the Fund's co-portfolio manager since April 30, 2004.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Additional Information

Some additional information you should know about the Fund.


Fund Classes

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., located at 100 Summer Street, Suite 1500, Boston,
Massachusetts 02110, serves as distributor for the continuous offering of the Fund's shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Fund.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Fund.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Fund.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Fund.


       If you would like to receive additional copies of any materials, please call the Fund at

                                 800-539-FUND

                   or please visit www.VictoryConnect.com.

Financial Highlights


REAL ESTATE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.


                                                                                 Class A Shares

                                                    Year             Year              Year             Year              Year
                                                    Ended            Ended             Ended            Ended             Ended
                                                 October 31,      October 31,       October 31,      October 31,       October 31,
                                                    2004             2003              2002             2001              2000

Net Asset Value, Beginning of Period               $ 14.68          $ 11.92          $ 12.13           $ 11.49            $ 9.70

Investment Activities:
     Net investment income                            0.27             0.51             0.41              0.55              0.57
     Net realized and unrealized
       gains (losses) on investments                  3.74             2.78            (0.22)             0.54              1.63

         Total from Investment Activities             4.01             3.29             0.19              1.09              2.20

Distributions
     Net investment income                           (0.35)           (0.53)           (0.40)            (0.45)            (0.41)

         Total Distributions                         (0.35)           (0.53)           (0.40)            (0.45)            (0.41)

Net Asset Value, End of Period                     $ 18.34          $ 14.68          $ 11.92           $ 12.13           $ 11.49

Total Return (excludes sales charges)                27.63%           28.33%            1.37%             9.48%            23.04%

Ratios/Supplemental Data:
Net Assets at end of period (000)                  $23,984          $26,314          $23,754           $16,660           $13,864
Ratio of expenses to
   average net assets                                 1.40%            1.40%            1.40%             1.39%             1.40%
Ratio of net investment income
   to average net assets                              1.65%            3.91%            3.68%             4.83%             4.92%
Ratio of expenses to
   average net assets<F1>                             1.56%            1.63%            1.61%             1.77%             1.77%
Ratio of net investment income
   to average net assets<F1>                          1.49%            3.68%            3.47%             4.45%             4.55%
Portfolio turnover <F2>                                 56%              93%              23%               75%               73%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class C and Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.


                                          Class C Shares                                     Class R Shares

                                                        March 1,                                                   December 15,
                                 Year        Year        2002         Year        Year        Year        Year        1999
                                 Ended       Ended      through       Ended       Ended       Ended       Ended      through
                               October 31, October 31, October 31,  October 31, October 31, October 31, October 31, October 31,
                                  2004       2003       2002<F2>      2004        2003        2002        2001        2000<F2>

Net Asset Value,
  Beginning of Period            $14.66      $11.91      $12.80       $14.64      $11.89      $12.10      $11.49      $ 9.18

Investment Activities:
     Net investment income         0.24        0.41        0.32         0.27        0.45        0.47        0.45        0.46
     Net realized and
       unrealized gains
      (losses) on investments      3.65        2.80       (0.99)        3.68        2.79       (0.31)       0.58        2.25

         Total from
           Investment
           Activities              3.89        3.21       (0.67)        3.95        3.24        0.16        1.03        2.71

Distributions
     Net investment income        (0.27)      (0.46)      (0.22)       (0.30)      (0.49)      (0.37)      (0.42)      (0.40)

         Total Distributions      (0.27)      (0.46)      (0.22)       (0.30)      (0.49)      (0.37)      (0.42)      (0.40)

Net Asset Value, End of Period   $18.28      $14.66      $11.91       $18.29      $14.64      $11.89      $12.10      $11.49

Total Return
   (excludes contingent
   deferred sales charges)        26.81%      27.56%      (5.39)%<F3>  27.25%      27.95%       1.11%       8.97%      29.92%<F3>

Ratios/Supplemental Data:
Net Assets at end of
  period (000)                   $  625      $  363      $  242       $7,836      $5,647      $4,041      $  686      $   75
Ratio of expenses to
   average net assets              2.00%       2.00%       2.15%<F4>    1.75%       1.75%       1.75%       1.75%       1.65%<F4>
Ratio of net investment income
   to average net assets           1.61%       3.16%       3.36%<F4>    1.68%       3.38%       3.31%       4.58%       4.40%<F4>
Ratio of expenses to
   average net assets<F1>          3.90%       3.92%       3.38%<F4>    2.15%       2.30%       2.35%       6.78%      31.78%<F4>
Ratio of net investment
   income (loss) to average
   net assets<F1>                 (0.29)%      1.24%       2.13%<F4>    1.28%       2.83%       2.71%      (0.45)%    (25.73)%<F4>
Portfolio turnover <F5>              56%         93%         23%          56%         93%         23%         75%         73%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Victory Funds Privacy Policy


Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535


If you would like a free copy of any of the following documents or would like to request other information regarding the Fund, you can call or write the Fund or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain copies of the SAI, Annual or Semi-Annual Reports, or more information at no charge, please call the Fund at

800-539-FUND
(800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail:
      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

VF-REIT-PRO (3/05)

Prospectus

March 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO(R)


Specialty Funds

Balanced Fund
Class A, C and R Shares

Convertible Fund
Class A Shares


www.VictoryConnect.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of each Fund.
      Balanced Fund
        Class A, C and R Shares                                       2
      Convertible Fund
        Class A Shares                                                4


Investments                                                           6

Risk Factors                                                          7

Share Price                                                           9

Dividends, Distributions, and Taxes                                  11

Investing with Victory
      o Choosing a Share Class                                       14
      o How to Buy Shares                                            19
      o How to Exchange Shares                                       21
      o How to Sell Shares                                           22

Organization and Management of the Funds                             24

Additional Information                                               25

Financial Highlights
      Balanced Fund                                                  26
      Convertible Fund                                               28


Appendix                                                             29


Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in a Fund.


Performance

A summary of the historical performance of a Fund in comparison to an unmanaged index, and, in some cases, the average performance of a category of mutual funds.


Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

The Balanced Fund pursues its investment objective by investing in equity securities and debt securities. The Convertible Fund invests primarily in fixed-income securities convertible into common stock. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in each Fund's Risk/Return Summary and the "Investments" section later in the Prospectus.


Risk Factors

Each Fund invests in equity securities. The value of equity securities may fluctuate in response to the activities of an individual company, or in response to general market or economic conditions. The Balanced Fund and the Convertible Fund are subject to the risks of both equity and debt securities, since both Funds are permitted to invest in both types of securities. There are other potential risks discussed later in the Prospectus.


Who May Want to Invest in the Funds

     o Investors willing to accept the risk of price and dividend fluctuations

     o Investors willing to accept higher risk along with potentially higher returns

     o Long-term investors with a particular goal, like saving for retirement or a child's education


Share Classes

Each Fund offers Class A Shares. The Balanced Fund also offers Class C and Class R Shares. See "Choosing a Share Class."


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Balanced Fund

CLASS A SHARES
Cusip#: 926464876
Ticker: SBALX

CLASS C SHARES
Cusip#: 92646A104
Ticker: VBFCX

CLASS R SHARES
Cusip#: 926464272
Ticker: VBFGX


Investment Objective

The Fund seeks to provide income and long-term growth of capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing in equity securities and fixed income securities. The Fund may invest in any type or class of security.

Under normal circumstances, the Fund will:

     o Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock; and

     o Invest at least 25% of its total assets in debt securities and preferred stocks. The debt securities in which the Fund may invest include asset backed securities, mortgage backed securities, corporate bonds and securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

Important characteristics of the Fund's investments:

     In making investment decisions involving Equity Securities, the Adviser considers:

     o The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides;

     o    The financial condition of the company; and

     o The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and the earnings growth rate of the company.

     In making investment decisions involving Debt Securities, the Adviser considers:

     o Quality: The Fund primarily purchases investment-grade debt securities.

     o Maturity: The average weighted maturity of the Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

     In making investment decisions involving Preferred Stock, the Adviser considers:

     o The issuer's financial strength, including its historic and current financial condition;

     o The issuer's projected earnings, cash flow, and borrowing requirements; and

     o    The issuer's continuing ability to meet its obligations.

     The Fund's higher portfolio turnover rate may result in higher expenses and taxable gain distributions.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     o    Interest rates rise.

     o    An issuer's credit quality is downgraded or an issuer defaults.

     o The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

     o    The rate of inflation increases.

     o The average life of a mortgage-related security is shortened or lengthened.

     o A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     26.11%
1996     14.55%
1997     19.51%
1998     17.91%
1999      6.85%
2000      5.02%
2001     -4.17%
2002    -10.45%
2003     14.78%
2004      8.30%


Highest/lowest quarterly results during this time period were:

Highest    10.17% (quarter ended December 31, 1998)

Lowest     -8.98% (quarter ended September 30, 2002)



     The table below shows how the average annual total returns for Class A, Class C and Class R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns                              10 Years
(For the Periods ended                                    (or Life
December 31, 2004)                1 Year     5 Years      of Fund)

CLASS A

Before Taxes                       2.06%       1.10%       8.67%(1)

After Taxes on Distributions       1.57%      -0.15%       6.84%(1)

After Taxes on Distributions
and Sale of Fund Shares            1.53%       0.34%       6.66%(1)

S&P 500 Index(2)                  10.88%      -2.30%      12.07%(1)

Lipper Balanced Fund Index(2)      8.99%       2.95%       9.44%(1)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS C

Before Taxes                       6.83%        N/A       13.81%(3)

S&P 500 Index(2)                  10.88%        N/A       24.19%(3)

Lipper Balanced Fund Index(2)      8.99%        N/A       17.17%(3)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS R

Before Taxes                       8.01%       1.99%       2.37%(4)

S&P 500 Index(2)                  10.88%      -2.30%      -1.52%(4)

Lipper Balanced Fund Index(2)      8.99%       2.95%       3.41%(4)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1)  Ten year performance.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. It is not possible to invest directly in an index.

(3)  Performance is from March 1, 2003, inception date of Class C Shares.

(4)  Performance is from December 15, 1999, inception date of Class R Shares.



Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)                Class A    Class C     Class R

Maximum Sales Charge
Imposed on Purchases                 5.75%       NONE        NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge         NONE(2)   1.00%(3)     NONE
(as a percentage
of the lower of
purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends               NONE       NONE        NONE

Redemption or Exchange Fees           NONE       NONE        NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees(4)                   0.60%      0.60%       0.60%

Distribution (12b-1) Fees            0.00%      1.00%       0.50%

Other Expenses(5)                    0.63%      2.96%       0.73%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses        1.23%(6)   4.56%       1.83%(6)

Fee Waiver/
Expense Reimbursement               (0.00)%    (2.56)%     (0.00)%

Net Expenses                         1.23%      2.00%(7)    2.00%(7)


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.

(4) Effective January 1, 2005, the maximum annual advisory fee for this Fund is 0.60% of the Fund's average daily net assets. Prior to this date, the maximum fee had been 0.70%.

(5)  Restated to reflect current fees.

(6) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A and R Shares of the Fund for any period during which these waivers or reimbursements are in effect do not exceed 1.20% and 1.60%, respectively. These voluntary waivers/reimbursements may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services Ohio, Inc., the Fund's administrator ("BISYS"), or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(7) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund will not exceed 2.00% until at least February 28, 2014 and those of Class R Shares will not exceed 2.00% until at least February 28, 2012.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $693      $943       $1,212      $1,978

Class C*        $303      $627       $1,078      $2,659

Class C**       $203      $627       $1,078      $2,659

Class R         $186      $576       $  990      $2,148

 *If you sell your shares at the end of the period.

**If you do not sell your shares at the end of the period.

Convertible Fund

CLASS A SHARES
Cusip#: 926464538
Ticker: SBFCX


Investment Objective

The Fund seeks a high level of current income together with long-term capital appreciation.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities convertible into common stock and synthetic convertible securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     The Fund may invest up to 20% of its total assets in un-rated or below-investment-grade securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds." See "Risks associated with investing in below-investment-grade securities" and the Appendix.

     In making investment decisions, the Adviser may consider some or all of the following characteristics of potential investments, among others: attractiveness of the underlying common stock, financial condition of the issuer including the overall credit rating (S&P or Moody's), effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     o    Interest rates rise.

     o    An issuer's credit quality is downgraded or an issuer defaults.

     o    The rate of inflation increases.

     o Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the Fund is subject to the risks related to investments in below-investment-grade debt securities.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     24.30%
1996     19.14%
1997     16.35%
1998     -0.78%
1999     11.75%
2000     14.21%
2001     -3.84%
2002     -8.18%
2003     20.00%
2004      6.60%


Highest/lowest quarterly results during this time period were:

Highest     9.05% (quarter ended December 31, 2003)

Lowest    -10.67% (quarter ended September 30, 1998)


     The table below shows how the average annual total returns for Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns
(For the Periods ended
December 31, 2004)(1)             1 Year     5 Years     10 Years

CLASS A

Before Taxes                       4.43%       4.80%        9.22%

After Taxes on Distributions       4.09%       3.15%        6.75%

After Taxes on Distributions
and Sale of Fund Shares            3.19%       3.20%        6.58%

Merrill Lynch Investment
Grade US Convertibles Ex           4.83%       2.99%        9.20%
Mandatory Index(2)

Merrill Lynch All Convertibles/
All Qualities Index(2)             9.58%       1.84%       11.14%
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1) Performance data is calculated based on the current maximum sales load of 2.00%. Prior to December 31, 2002, the maximum sales load was 5.75%.

(2) The Merrill Lynch Investment Grade US Convertibles Ex Mandatory Index is an unmanaged index measuring the performance of all high investment grade (rated BBB to AAA) convertible preferred and convertible bonds of all maturities, with at least $50 million issued. The issues also must be ex-mandatory in conversion character. The Merrill Lynch All Convertibles/All Qualities Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge
Imposed on Purchases                                   2.00%
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE(2)
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.75%

Distribution (12b-1) Fees                              0.00%

Other Expenses(3)                                      0.65%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses(4)                       1.40%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3)  Restated to reflect current fees.

(4) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $340      $634        $950       $1,846

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Equity Securities.

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.** See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.


Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.


Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.


Asset-Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.


Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.


Convertible Preferred Stock.

A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.


*Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

**TVA is supported by the right of the issuer to borrow from the U.S.
  Treasury.

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.


Risk Factors

     The following describes the principal risks that you may assume as an investor in the Funds.

     This table summarizes the principal risks, described below, to which the Funds are subject.

                                      Balanced           Convertible
                                       Fund                 Fund

Market risk and                          X                    X
manager risk

Equity risk                              X                    X

Debt security risk                       X                    X

Below-investment-grade
security risk                                                 X

Mortgage-related
security risk                            X


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General Risks:

     o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     o Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in equity securities:

     o Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


Risks associated with investing in debt securities:

     o Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

     o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

     o Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investors Service (Moody's).


Risks associated with investing in below-investment-grade securities:

     o Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with investing in mortgage-related securities:

     o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     o Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

An investment in a Fund is not a complete investment program.


Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Funds may price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

     o Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

     o Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

     With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

     o    Any account with a single round trip within a 30-day period; or

     o    Any account with two round trips within 90 days.

     With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third party administrators and insurance companies), the Funds will request that the intermediary review underlying account activity for round trip exchanges. To the extent that the intermediary has identified suspected market timing activity, the Funds will instruct the intermediary to suspend the customer account in accordance with the criteria described above for direct or disclosed Fund investors.

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, the Balanced Fund declares and pays dividends monthly. The Convertible Fund declares and pays dividends quarterly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.

Distributions can be received in one of the following ways.


      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.


      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


      DIRECTED DIVIDENDS OPTION

      In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, a Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Important Information about Taxes

No Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

     o Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by such Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

     o Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

     o An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C or Class R Shares of a Fund. Not all Funds offer all classes of shares and Class R Shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Funds must obtain the following information for each person who opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Choosing a Share Class

Each Fund offers Class A Shares. The Balanced Fund also offers Class C and Class R Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.


CLASS A

o Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.

o    Lower annual expenses than Class R Shares.


CLASS C

o No front-end sales charge. All your money goes to work for you right away.

o    Higher expenses than Class A or Class R Shares.

o A deferred sales charge if you sell your shares within twelve months of their purchase.


CLASS R

o No front-end sales charge. All your money goes to work for you right away.

o    Class R Shares are only available to certain investors.

o    Higher expenses than Class A Shares.


Calculation of Sales Charges for Balanced Fund -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

                                       Sales Charge            Sales Charge
                                         as a % of               as a % of
Your Investment in the Fund           Offering Price          Your Investment

Up to $49,999                              5.75%                   6.10%

$50,000 up to $99,999                      4.50%                   4.71%

$100,000 up to $249,999                    3.50%                   3.63%

$250,000 up to $499,999                    2.50%                   2.56%

$500,000 up to $999,999                    2.00%                   2.04%

$1,000,000 and above*                      0.00%                   0.00%

*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

For historical expense information, see the financial highlights at the end of this Prospectus.

Calculation of Sales Charges for Convertible Fund -- Class A

                                       Sales Charge            Sales Charge
                                         as a % of               as a % of
Your Investment in the Fund           Offering Price          Your Investment

Up to $49,999                              2.00%                   2.04%

$50,000 up to $99,999                      1.75%                   1.78%

$100,000 up to $249,999                    1.50%                   1.52%

$250,000 up to $499,999                    1.25%                   1.27%

$500,000 up to $999,999                    1.00%                   1.01%

$1,000,000 and above*                      0.00%                   0.00%

*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


Sales Charge Reductions and Waivers for Class A Shares

You may reduce or eliminate the sales charge in the following cases:

     1. A Letter of Intent allows you to buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A Shares you already own will be calculated by using the greater of the current value or the original investment amount.

     3. The Combination Privilege allows you to combine the value of Class A Shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse and children under 21) to achieve a reduced sales charge on your added investment.

     In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in:
(i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

     This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

          a.   Purchases by:

               i.   current and retired Fund Trustees or officers;

               ii. directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

               iii. brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

          b. Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

          c. Reinvestment of proceeds from a liquidation distribution of Class A Shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

          d.   Purchases for fee-based investment products or accounts.

          e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A Share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 1.00% will be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

          f.   Purchases by participants in the Victory Investment Program.

          g. Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

          h. Purchases of Class A Shares of the Convertible Fund by shareholders of the Convertible Fund who had previously owned Class G Shares.


Calculation of Sales Charges -- Class C

You will pay a 1% contingent deferred sales charge (CDSC) on any Class C Shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details. There is no CDSC when you exchange your shares for Class C Shares of another Victory Fund.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

     To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

     Purchases of $1,000,000 and above will automatically be made in Class A Shares of the Fund.


Eligibility Requirements to Purchase Class R Shares

Class R Shares may only be purchased by:

o Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

o    IRA rollovers from such plans if a Victory Class R was offered; or

o Shareholders who owned Class R Shares (formerly Class G Shares) on December 31, 2002.


Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A
Shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class C and Class R Shares of the Balanced Fund.

     Under the Class R Distribution and Service Plan, the Balanced Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets. The fee is paid for general distribution services, for selling Class R Shares of the Fund and for providing personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Under the Class C Distribution and Service Plan, Class C Shares of the Balanced Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. Of this amount, 0.75% of the Fund's average daily net assets will be paid for general distribution services and for selling Class C Shares of the Fund. The Fund will pay 0.25% of its average daily net assets to compensate financial institutions that provide personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of the Balanced Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class R and Class C Shares do not convert into any other class of shares.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. This share class does not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received in good order and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price.

Make your check payable to: The Victory Funds


Keep these addresses handy for purchases, exchanges, or redemptions.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or bank draft to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

www.VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Access Accounts, Victory Funds, General Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day.


You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

o Shares of the Fund selected for exchange must be available for sale in your state of residence.

o The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

o If you acquire Class A Shares of a Fund as a result of an exchange, you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

o On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

o You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

o Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

o An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

o Owners of Class A Shares of the Convertible Fund that had been classified as Class G Shares prior to January 17, 2003, may exchange their shares for Class R Shares of any Victory Fund or for Class A Shares of any Victory Fund that does not offer Class R Shares without paying a sales charge.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a previously designated domestic financial institution;

o    Mail a check to a previously designated alternate address; or

o    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Your account registration has changed within the last 15 days;

o    The check is not being mailed to the address on your account;

o    The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

o The check or wire is being sent to a different bank account than was previously designated.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     o Redemption proceeds from the sale of shares purchased by a check will be held until the purchase check has cleared, which may take up to 10 business days.

     o A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o A Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect a Fund's shareholders.

     o Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

Each Fund is a member of The Victory Portfolios, a group of 21 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53.5 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2004, the Adviser was paid advisory fees, after waivers, based on a percentage of the average daily net assets of each Fund as follows:

Balanced Fund                                0.68%
Convertible Fund                             0.75%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc. pays Victory Capital Management Inc. an additional fee at the annual rate of up to 0.04% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


Portfolio Management

Cynthia G. Koury is the portfolio manager, Lawrence G. Babin is the lead portfolio manager of the equity investments and Thomas M. Seay is the lead portfolio manager of the fixed income investments of the Balanced Fund. Together, they are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Koury is a Senior Portfolio Manager and Senior Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1996. She has been a portfolio manager of the Fund since November 2004. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1982. Mr. Babin has been a portfolio manager of the Fund since December 2003. Mr. Seay is a Chief Investment Officer and Senior Managing Director with the Adviser. He is responsible for all fixed income portfolio management of the Adviser, including mutual funds, commingled funds, and separately managed accounts. He has been managing investments since 1979. Mr. Seay has been a portfolio manager of the Fund since November 2004 and has been associated with the Adviser or an affiliate since 1998.

Richard A. Janus, James K. Kaesberg, and Amy E. Bush are the portfolio managers of the Convertible Fund. Mr. Janus and Mr. Kaesberg have held that position since April 1996, and Ms. Bush since January 2000. Together they are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Janus is a Chief Investment Officer and Senior Managing Director of the Adviser, and has been associated with the Adviser or its affiliates since 1977. Mr. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for the Adviser, and has been associated with the Adviser or its affiliates since 1985. Ms. Bush is a Director of the Adviser and has been associated with the Adviser or an affiliate since 1993.


The Funds' Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Additional Information

Some additional information you should know about the Funds.


Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS
Fund Services, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Funds' shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Funds.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Funds.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.

       If you would like to receive additional copies of any materials, please call the Funds at

                                 800-539-FUND

                   or please visit www.VictoryConnect.com.

Financial Highlights


BALANCED FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                               Class A Shares

                                                   Year             Year             Year              Year              Year
                                                  Ended            Ended            Ended             Ended             Ended
                                                October 31,      October 31,      October 31,       October 31,       October 31,
                                                   2004             2003             2002              2001              2000

Net Asset Value, Beginning of Period            $  11.24         $  10.48         $  12.35          $  14.47          $  15.10

Investment Activities:
     Net investment income                          0.17             0.17             0.26              0.30              0.33
     Net realized and unrealized
       gains (losses) on investments                0.88             0.81            (1.17)            (1.17)             0.62

         Total from Investment Activities           1.05             0.98            (0.91)            (0.87)             0.95

Distributions
     Net investment income                         (0.21)           (0.22)           (0.28)            (0.30)            (0.34)
     In excess of net investment income               --               --               --                --             (0.01)
     Net realized gains                               --               --            (0.68)            (0.95)            (1.23)

         Total Distributions                       (0.21)           (0.22)           (0.96)            (1.25)            (1.58)

Net Asset Value, End of Period                  $  12.08         $  11.24         $  10.48          $  12.35          $  14.47

Total Return (excludes sales charges)               9.37%            9.45%           (8.05)%           (6.50)%            6.74%

Ratios/Supplemental Data:
Net Assets at end of period (000)               $124,494         $133,959         $298,643          $386,284          $412,606
Ratio of expenses to
   average net assets                               1.26%            1.23%            1.17%             1.25%             1.27%
Ratio of net investment income
   to average net assets                            1.42%            1.82%            2.25%             2.30%             2.36%
Ratio of expenses to
   average net assets<F1>                           1.30%            1.24%            1.24%             1.32%             1.35%
Ratio of net investment income
   to average net assets<F1>                        1.38%            1.81%            2.18%             2.23%             2.28%
Portfolio turnover <F2>                              134%             112%             103%              116%              140%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class C and Class R Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                     Class C Shares                                    Class R Shares

                                               March 1,                                                          December 15,
                                   Year          2003            Year         Year         Year         Year         1999
                                  Ended         through         Ended        Ended        Ended        Ended        through
                                October 31,   October 31,     October 31,  October 31,  October 31,  October 31,  October 31,
                                   2004        2003<F2>          2004         2003         2002         2001       2000<F2>

Net Asset Value,
  Beginning of Period             $11.22        $10.12          $11.25       $10.49       $12.36       $14.49       $13.92

Investment Activities:
     Net investment income          0.12          0.09            0.13         0.16         0.20         0.26         0.30
     Net realized
       and unrealized
       gains (losses)
       on investments               0.88          1.10            0.89         0.79        (1.15)       (1.18)        0.57

         Total from
           Investment
           Activities               1.00          1.19            1.02         0.95        (0.95)       (0.92)        0.87

Distributions
     Net investment income         (0.16)        (0.09)          (0.18)       (0.19)       (0.24)       (0.26)       (0.30)
     In excess of net
       investment income              --            --              --           --           --           --           --<F3>
     Net realized gains               --            --              --           --        (0.68)       (0.95)          --

         Total Distributions       (0.16)        (0.09)          (0.18)       (0.19)       (0.92)       (1.21)       (0.30)

Net Asset Value, End of Period    $12.06        $11.22          $12.09       $11.25       $10.49       $12.36       $14.49

Total Return
   (excludes contingent
   deferred sales charges)          8.86%        11.89%<F4>       9.09%        9.17%       (8.40)%      (6.86)%       6.32%<F4>

Ratios/Supplemental Data:
Net Assets at
  end of period (000)             $  457        $   49          $4,247       $4,425       $3,541       $2,195       $1,141
Ratio of expenses to
   average net assets               1.70%         1.69%<F5>       1.50%        1.50%        1.58%        1.59%        1.57%<F5>
Ratio of net investment income
   to average net assets            0.94%         1.04%<F5>       1.17%        1.48%        1.87%        1.95%        2.04%<F5>
Ratio of expenses to
   average net assets<F1>           4.29%         3.64%<F5>       2.11%        2.06%        2.21%        2.42%        3.95%<F5>
Ratio of net investment income
   (loss) to average
   net assets<F1>                  (1.65)%       (0.91)%<F5>      0.56%        0.92%        1.24%        1.12%       (0.34)%<F5>
Portfolio turnover <F6>              134%          112%            134%         112%         103%         116%         140%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights


CONVERTIBLE FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                                  Class A Shares

                                                   Year              Year             Year             Year              Year
                                                  Ended             Ended            Ended            Ended             Ended
                                                October 31,       October 31,      October 31,      October 31,       October 31,
                                                   2004              2003             2002             2001              2000

Net Asset Value, Beginning of Period             $ 11.48           $ 10.04          $ 11.34           $ 14.29           $ 12.99

Investment Activities:
     Net investment income                          0.25              0.32             0.34              0.33              0.54
     Net realized and unrealized
       gains (losses) on investments                0.49              1.45            (1.31)            (1.40)             1.97

         Total from Investment Activities           0.74              1.77            (0.97)            (1.07)             2.51

Distributions
     Net investment income                         (0.26)            (0.33)           (0.33)            (0.35)            (0.58)
     Net realized gains                               --                --               --             (1.53)            (0.63)

         Total Distributions                       (0.26)            (0.33)           (0.33)            (1.88)            (1.21)

Net Asset Value, End of Period                   $ 11.96           $ 11.48          $ 10.04           $ 11.34           $ 14.29

Total Return (excludes sales charges)               6.42%            17.89%           (8.74)%           (8.22)%           20.57%

Ratios/Supplemental Data:
Net Assets at end of period (000)                $68,448           $94,496          $58,115           $74,930           $96,451
Ratio of expenses to
   average net assets                               1.34%             1.35%            1.32%             1.26%             1.24%
Ratio of net investment income
   to average net assets                            2.10%             2.98%            3.08%             2.76%             4.01%
Ratio of expenses to
   average net assets<F1>                           <F2>              <F2>             1.34%             1.32%             1.24%
Ratio of net investment income
   to average net assets<F1>                        <F2>              <F2>             3.06%             2.70%             4.01%
Portfolio turnover                                    52%               59%              50%               72%               95%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



Appendix                                    Below-investment-grade Securities

The Convertible Fund's investments in securities are not limited by credit quality. Below-investment-grade debt securities are sometimes referred to as "junk bonds." Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Convertible Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security.

     The Convertible Fund may purchase securities rated Ba, B, Caa, or lower by Moody's and BB, B, CCC, or lower by S&P. The Convertible Fund also may purchase unrated securities with similar characteristics. Generally, the Convertible Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless the Adviser believes that the positive qualities of the security justify the potential risk.

     The following summarizes the characteristics of some of the below-investment-grade ratings of Moody's and S&P:


Moody's:

Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

     B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

     Caa-rated securities are of "poor standing." These securities may be in default or "there may be present elements of danger" with respect to principal or interest.

     Ca-rated securities "are speculative in a high degree."


S&P:

BB-rated securities and below are regarded as "predominantly speculative." BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.

     B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

     CCC-rated securities have a "currently identifiable vulnerability to default."

     CC-rated securities may be used to cover a situation where "a Bankruptcy petition has been filed, but debt service payments are continued."

     See the SAI for more information about ratings.

                    This page is intentionally left blank.

                    This page is intentionally left blank.

                    This page is intentionally left blank.

Victory Funds Privacy Policy


Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

To obtain copies of the SAI, Annual or Semi-Annual Reports, or more information at no charge, please call the Funds at

800-539-FUND
(800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail:
      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

VF-SPEC-PRO (3/05)

Prospectus

March 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Funds
LOGO(R)


Tax-Exempt
Fixed Income Funds

National Municipal
Bond Fund
Class A Shares

Ohio Municipal
Bond Fund
Class A Shares

www.VictoryConnect.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of each Fund.
      National Municipal Bond Fund
        Class A Shares                                                2


      Ohio Municipal Bond Fund
        Class A Shares                                                4

Investments                                                           6

Risk Factors                                                          7

Share Price                                                           9

Dividends, Distributions, and Taxes                                  10

Investing with Victory
      o Investing in Class A Shares                                  13
      o How to Buy Shares                                            16
      o How to Exchange Shares                                       18
      o How to Sell Shares                                           19

Organization and Management of the Funds                             21

Additional Information                                               22

Financial Highlights
      National Municipal Bond Fund                                   23
      Ohio Municipal Bond Fund                                       24




Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in a Fund.


Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.


Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

Each Fund pursues its investment objective by investing primarily in general obligation bonds and revenue bonds. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.


Risk Factors

The Funds may share many of the same risk factors. For example, all of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed later in the Prospectus.


Who May Want to Invest in the Funds

     o    Investors in higher tax brackets seeking tax-exempt income

     o    Investors seeking income over the long term

     o    Investors with moderate risk tolerance

     o Investors seeking higher potential returns than are provided by money market funds

     o    Investors willing to accept price and dividend fluctuations


Share Classes

Each Fund offers Class A Shares. See "Investing in Class A Shares."


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

National Municipal Bond Fund

CLASS A SHARES
Cusip#: 926464728
Ticker: VNMAX



Investment Objective

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     o Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

     o    Zero coupon, tax, revenue, and bond anticipation notes; and

     o    Tax-exempt commercial paper.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of various states or municipalities, the interest on which is exempt from federal income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     o Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's (S&P), Fitch, Inc. (Fitch), Moody's Investors Service (Moody's), or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information.

     o Maturity: The average effective maturity of the Fund generally will range from 5 to 11 years. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     In making investment decisions, the Adviser looks for securities that provide interest income exempt from federal income tax and offer above average total return potential. Our strategy involves purchasing market segments and individual issues that we believe are undervalued, while selling those that we believe have become overvalued.

     Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies.

     The Fund's higher portfolio turnover may result in higher expenses and taxable capital gain distributions.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o Economic or political events take place in a state which make the market value of that state's obligations go down.

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    Interest rates rise.

     o    An issuer's credit quality is downgraded or an issuer defaults.

     o The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

     o    The rate of inflation increases.

     o The average life of a mortgage-related security is shortened or lengthened.

     The principal risks summarized above are more fully described in "Risk Factors."

     The Fund primarily invests in municipal securities from several states, rather than from a single state. The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     17.67%
1996      4.45%
1997      8.76%
1998      6.30%
1999     -0.89%
2000     11.81%
2001      5.46%
2002      9.45%
2003      4.04%
2004      3.24%


Highest/lowest quarterly results during this time period were:

Highest     6.46% (quarter ended March 31, 1995)

Lowest     -2.69% (quarter ended June 30, 2004)



     The table below shows how the average annual total returns for Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.


Average Annual Total Returns
(For the Periods ended
December 31, 2004)              1 Year   5 Years   10 Years

CLASS A(1)

Before Taxes                     1.22%     6.31%      6.70%

After Taxes on Distributions     0.92%     5.57%      6.20%

After Taxes on Distributions
and Sale of Fund Shares          1.86%     5.43%      6.04%

Lehman 7-Year
Municipal Bond Index(2)          3.15%     6.61%      6.48%
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1) Performance for the Class A Shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

(2) The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge
Imposed on Purchases                                   2.00%
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE(2)
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.55%

Distribution (12b-1) Fees                              0.00%

Other Expenses(3)                                      0.66%
(includes a shareholder
servicing fee of 0.25%)

Total Fund Operating Expenses(4)                       1.21%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3)  Restated to refelect current fees.

(4) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.00%. This voluntary waiver/reimbursement may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services Ohio, Inc., the Fund's administrator ("BISYS"), or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $321      $576        $852       $1,637

Ohio Municipal Bond Fund

CLASS A SHARES
Cusip#: 926464801
Ticker: SOHTX


Investment Objective

The Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

     o Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

     o    Zero coupon, tax, revenue, and bond anticipation notes; and

     o    Tax-exempt commercial paper.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of the state of Ohio or its municipalities, or other jurisdictions such as Puerto Rico, the interest on which is exempt from federal and Ohio state income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Important characteristics of the Fund's investments:

     o Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch, Moody's, or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     o Maturity: The average effective maturity of the Fund generally will range from 5 to 15 years. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     In making investment decisions, the Adviser looks for securities that provide interest income exempt from federal and Ohio state income tax and offer above average total return potential. Our strategy involves purchasing market segments and individual issues that we believe are undervalued, while selling those that we believe have become overvalued.

     Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies.

     The Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o Economic or political events take place in Ohio which make the market value of Ohio obligations go down.

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    Interest rates rise.

     o    An issuer's credit quality is downgraded or an issuer defaults.

     o The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

     o    The rate of inflation increases.

     o The average life of a mortgage-related security is shortened or lengthened.

     The principal risks summarized above are more fully described in "Risk Factors."

     The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Fund is subject to additional risks because it concentrates its investments in a single geographic area. Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The SAI explains the risks specific to investments in Ohio municipal securities.

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     17.72%
1996      4.32%
1997      7.87%
1998      6.56%
1999     -2.67%
2000     11.72%
2001      4.14%
2002      9.08%
2003      3.80%
2004      2.41%


Highest/lowest quarterly results during this time period were:

Highest     6.68% (quarter ended March 31, 1995)

Lowest     -2.70% (quarter ended June 30, 2004)


     The table below shows how the average annual total returns for Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.


Average Annual Total Returns
(For the Periods ended
December 31, 2004)              1 Year   5 Years   10 Years

CLASS A(1)

Before Taxes                     0.34%     5.74%      6.15%

After Taxes on Distributions     0.27%     5.54%      5.96%

After Taxes on Distributions
and Sale of Fund Shares          1.43%     5.39%      5.82%

Lehman 10-Year
Municipal Bond Index(2)          4.15%     7.04%      7.08%
(Index returns reflect
no deduction for fees,
expenses, or taxes)


(1) Performance for the Class A Shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

(2) The Lehman Brothers 10-Year Municipal Bond Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge
Imposed on Purchases                                   2.00%
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE(2)
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees(3)                                     0.55%

Distribution (12b-1) Fees                              0.00%

Other Expenses(4)                                      0.55%
(includes a shareholder
servicing fee of 0.25%)

Total Fund Operating Expenses(5)                       1.10%


(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) Effective January 1, 2005, the maximum annual advisory fee for this Fund is 0.55% of the Fund's average daily net assets. Prior to this date, the maximum fee had been 0.60%.

(4)  Restated to refelect current fees.

(5) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $310      $543        $794       $1,513

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.


General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.


When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.


Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.


Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.


Refunding Contracts.

Issued to refinance an issuer's debt. A Fund buys these at a stated price and yield on a future settlement date.


Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.


+Variable & Floating Rate Securities.

Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.


Mortgage-Backed Securities, Tax-Exempt.

Tax-exempt investments secured by a mortgage or pools of mortgages.


Resource Recovery Bonds.

Issued to build waste-to-energy facilities and equipment.


Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."


Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.


Tax Exempt Commercial Paper.

Short-term obligations that are exempt from state and federal income tax.


+Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer obtains either a stand-by or direct pay letter of credit or guarantee from banks as backup.


Average Effective Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of the Fund to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

+ Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.


Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

     Except as noted, each Fund is subject to the principal risks described below.


General Risks:

     o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     o Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in debt securities:

     o Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

     o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

     o Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch or Moody's.


Risks associated with investing in municipal debt securities:

     o Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.


Risks associated with investing in the securities of a single state (Ohio Municipal Bond Fund only):

     o Concentration and non-diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and non-diversification risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security also could affect other securities within that particular segment of the bond market.


Risks associated with non-diversification
(National Municipal Bond Fund only):

     o A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.


Risks associated with investing in mortgage-related securities:

     o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     o Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.


An investment in a Fund is not a complete investment program.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange, Inc. (NYSE), whichever time is earlier (the Valuation Point). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE and the bond market are open. On any business day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fund reserves the right to refuse any purchase order received after the BMA recommended closing time (the Alternative Closing Time). If a Fund does so, it will continue, however, to process redemption orders received after the Alternative Closing Time but no later than the Valuation Point.

     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Funds may price their investments at fair value according to procedures approved by the Board of Trustees. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.


Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

     o Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

     o Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

     With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

     o    Any account with a single round trip within a 30-day period; or

     o    Any account with two round trips within 90 days.

     With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third party administrators and insurance companies), the Funds will request that the intermediary review underlying account activity for round trip exchanges. To the extent that the intermediary has identified suspected market timing activity, the Funds will instruct the intermediary to suspend the customer account in accordance with the criteria described above for direct or disclosed Fund investors.


Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and distributions earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.


You can receive distributions in one of the following ways.


      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.


      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

      DIRECTED DIVIDENDS OPTION

      In most cases, you can automatically reinvest distributions in the same class of shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


Important Information about Taxes

No Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

     o Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

     o Any dividends from a Fund's net income which are not "exempt-interest dividends" and any short-term capital gains are treated as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

     o An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     o Certain dividends paid to you in January may be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     o Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Investing in Class A Shares" contains important information about the cost structure of Class A Shares of the Funds. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Customer Identification Program


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Funds must obtain the following information for each person who opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Investing in Class A Shares

Each Fund offers Class A Shares.


Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below.

                                      Sales Charge            Sales Charge
                                        as a % of               as a % of
Your Investment in the Fund          Offering Price          Your Investment

Up to $49,999                             2.00%                   2.04%

$50,000 up to $99,999                     1.75%                   1.78%

$100,000 up to $249,999                   1.50%                   1.52%

$250,000 up to $499,999                   1.25%                   1.27%

$500,000 up to $999,999                   1.00%                   1.01%

$1,000,000 and above*                     0.00%                   0.00%

*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.


Sales Charge Reductions and Waivers for Class A Shares

You may reduce or eliminate sales charges in the following cases:

     1. A Letter of Intent allows you to buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A Shares you already own will be calculated by using the greater of the current value or the original investment amount.

     3. The Combination Privilege allows you to combine the value of Class A Shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse and children under 21) to achieve a reduced sales charge on your added investment.


For historical expense information on Class A Shares, see the "Financial Highlights" at the end of this Prospectus.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges, and, in some cases, eliminate the sales charge.

     In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in:
(i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

     This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

          a.   Purchases by:

               i.   current and retired Fund Trustees or officers;

               ii. directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

               iii. brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

          b. Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

          c. Reinvestment of proceeds from a liquidation distribution of Class A Shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

          d.   Purchases for fee-based investment products or accounts.

          e.   Purchases by participants in the Victory Investment Program.

          f. Purchases of Class A Shares of the National Municipal Bond Fund and the Ohio Municipal Bond Fund, individually by shareholders of these Funds who had previously owned Class G Shares.


Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A
Shares. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend payments, arranges for bank wires, assists in transactions, and changes account information. For these services Class A Shares pay a fee at an annual rate of up to 0.25% of the average daily net assets serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.

Distribution Plan

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500, with additional investments of at least $25. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy Shares directly from the Funds and your investment is received in good order and accepted by the Valuation Point, your purchase order will be processed the same day using that day's share price. Your purchase order will not be processed if received after the Alternative Closing Time.

Make your check payable to: The Victory Funds


Keep these addresses handy for purchases, exchanges, or redemptions.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or money order to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

www.VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Access Accounts, Victory Funds, General Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in Shares of a Fund.

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.


If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the Alternative Closing Time.


You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

o Shares of the Fund selected for exchange must be available for sale in your state of residence.

o The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

o If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

o On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

o You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

o Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

o An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

o Owners of Class A Shares of the National Municipal Bond Fund and the Ohio Municipal Bond Fund that had been classified as Class G Shares prior to January 17, 2003, may exchange their shares for Class R Shares of any Victory Fund or for Class A Shares of any Victory Fund that does not offer Class R Shares, without paying a sales charge.


You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryConnect.com.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after the Alternative Closing Time. You cannot redeem your shares at www.VictoryConnect.com.


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a previously designated domestic financial institution;

o    Mail a check to a previously designated alternate address; or

o    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Your account registration has changed within the last 15 days;

o    The check is not being mailed to the address on your account;

o    The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

o The check or wire is being sent to a different bank account than was previously designated.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or before the Alternative Closing Time, your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or after the Alternative Closing Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal may be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     o Redemption proceeds from the sale of shares purchased by a check will be held until the purchase check has cleared, which may take up to 10 business days.

     o A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o A Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect a Fund's shareholders.

     o Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

Each Fund is a member of The Victory Portfolios, a group of 21 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53.5 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2004, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as shown in the following table:

National Municipal Bond Fund                 0.45%
Ohio Municipal Bond Fund                     0.60%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' Administrator, pays Victory Capital Management Inc. an additional fee at the annual rate of up to 0.04% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


Portfolio Management

Paul A. Toft and Sean M. Roche are the portfolio managers of each of the Funds. Mr. Toft has served as the portfolio manager of each of the Funds since 1994. A Chartered Financial Analyst Charter Holder, Mr. Toft is a
Senior Portfolio Manager and Managing Director of the Adviser. Mr. Roche has been a portfolio manager of the Funds since March 2005. A Senior Portfolio Manager and Director of the Adviser, he joined the Adviser in 2002, prior to which he served as a Vice President at The Muni Center and as a municipal bond Product Manager at Merrill Lynch, where he designed, implemented and managed municipal bond portfolios.

Additional Information


Some additional information you should know about the Funds.


Fund Classes

The Funds currently offer only the class of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield, tax-effective yield, and the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Funds' shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Funds.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Funds.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.


       If you would like to receive additional copies of any materials, please call the Funds at

                                 800-539-FUND

                   or please visit www.VictoryConnect.com.

Financial Highlights


NATIONAL MUNICIPAL BOND FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                                 Class A Shares

                                                    Year             Year              Year             Year             Year
                                                   Ended            Ended             Ended            Ended            Ended
                                                 October 31,      October 31,       October 31,      October 31,      October 31,
                                                    2004             2003              2002             2001             2000

Net Asset Value, Beginning of Period               $ 11.03          $ 10.96          $ 11.19           $ 10.52          $ 10.17

Investment Activities:
     Net investment income                            0.29             0.28             0.29              0.36             0.40
     Net realized and unrealized
       gains on investments                           0.18             0.21             0.25              0.87             0.40

         Total from Investment Activities             0.47             0.49             0.54              1.23             0.80

Distributions
     Net investment income                           (0.29)           (0.28)           (0.29)            (0.36)           (0.40)
     Net realized gains                              (0.15)           (0.14)           (0.48)            (0.20)           (0.05)

         Total Distributions                         (0.44)           (0.42)           (0.77)            (0.56)           (0.45)

Net Asset Value, End of Period                     $ 11.06          $ 11.03          $ 10.96           $ 11.19          $ 10.52

Total Return (excludes sales charges)                 4.35%            4.54%            5.10%            12.09%            8.07%

Ratios/Supplemental Data:
Net Assets at end of period (000)                  $67,583          $82,889          $65,976           $55,279          $36,516
Ratio of expenses to
   average net assets                                 0.85%            0.85%            0.88%             1.05%            1.04%
Ratio of net investment income
   to average net assets                              2.61%            2.54%            2.70%             3.28%            3.93%
Ratio of expenses to
   average net assets<F1>                             1.17%            1.16%            1.18%             1.21%            1.33%
Ratio of net investment income
   to average net assets<F1>                          2.29%            2.23%            2.40%             3.12%            3.64%
Portfolio turnover                                     155%             173%             330%              472%             270%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.



Financial Highlights


OHIO MUNICIPAL BOND FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                                 Class A Shares

                                                   Year              Year              Year             Year             Year
                                                  Ended             Ended             Ended            Ended            Ended
                                                October 31,       October 31,       October 31,      October 31,      October 31,
                                                   2004              2003              2002             2001             2000

Net Asset Value, Beginning of Period              $  12.10         $  12.06          $ 12.14           $ 11.45          $ 11.11

Investment Activities:
     Net investment income                            0.38             0.37             0.41              0.50             0.51
     Net realized and unrealized
       gains on investments                           0.07             0.12             0.14              0.69             0.34

         Total from Investment Activities             0.45             0.49             0.55              1.19             0.85

Distributions
     Net investment income                           (0.38)           (0.37)           (0.40)            (0.50)           (0.51)
     Net realized gains                              (0.10)           (0.08)           (0.23)               --               --

         Total Distributions                         (0.48)           (0.45)           (0.63)            (0.50)           (0.51)

Net Asset Value, End of Period                    $  12.07         $  12.10          $ 12.06           $ 12.14          $ 11.45

Total Return (excludes sales charges)                 3.80%            4.16%            4.77%            10.55%            7.84%

Ratios/Supplemental Data:
Net Assets at end of period (000)                 $172,041         $199,060          $74,453           $74,705          $64,414
Ratio of expenses to
   average net assets                                 1.13%            1.10%            1.11%             1.03%            0.94%
Ratio of net investment income
   to average net assets                              3.17%            3.08%            3.47%             4.15%            4.52%
Ratio of expenses to
   average net assets<F1>                             <F2>             <F2>             <F2>              1.11%            1.15%
Ratio of net investment income
   to average net assets<F1>                          <F2>             <F2>             <F2>              4.07%            4.31%
Portfolio turnover                                      68%              62%              83%               96%              69%


<F1> During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> There were no fee reductions during the period.



Victory Funds Privacy Policy


Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

To obtain copies of the SAI, Annual or Semi-Annual Reports, or more information at no charge, please call the Funds at

800-539-FUND
(800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail:
      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

VF-TEFI-PRO (3/05)

Prospectus

March 1, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory Funds
LOGO(R)


Fixed Income Funds

Intermediate
Income Fund
Class A Shares

Fund for Income
Class A, C and R Shares


www.VictoryConnect.com
800-539-FUND
(800-539-3863)

The Victory Portfolios

                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective,
principal strategies, principal risks, performance,
and expenses of each Fund.
      Intermediate Income Fund
        Class A Shares                                                2
      Fund for Income
        Class A, C and R Shares                                       4

Investments                                                           6

Risk Factors                                                          7

Share Price                                                           9

Dividends, Distributions, and Taxes                                  10

Investing with Victory
      o Choosing a Share Class                                       13
      o How to Buy Shares                                            18
      o How to Exchange Shares                                       20
      o How to Sell Shares                                           21

Organization and Management of the Funds                             23

Additional Information                                               24

Financial Highlights
      Intermediate Income Fund                                       25
      Fund for Income                                                26


Key to Fund Information


Objective and Strategies

The goals and the strategies that a Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in a Fund.


Performance

A summary of the historical performance of a Fund in comparison to one or more unmanaged indices.


Expenses

The costs you will pay, directly or indirectly, as an investor in a Fund, including sales charges and ongoing expenses.


Shares of the Funds are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Victory Funds described in this Prospectus (the Funds), before you invest. Please read it carefully.


Investment Objectives

Each Fund pursues its objective by investing primarily in debt securities. Each Fund has unique investment strategies and its own risk/reward profile. Please review the information in the Risk/Return Summary for each Fund and the "Investments" section later in the Prospectus.


Risk Factors

The Funds may share many of the same risk factors. For example, both of the Funds are subject to interest rate, inflation, reinvestment, and credit risks. The Funds are not insured by the FDIC. In addition, there are other potential risks, discussed later in the Prospectus.


Who May Want to Invest in the Funds

     o    Investors seeking income

     o Investors seeking higher potential returns than provided by money market funds

     o Investors willing to accept the risk of price and dividend fluctuations


Share Classes

The Intermediate Income Fund offers Class A Shares. The Fund for Income offers Class A, Class C and Class R Shares. See "Choosing a Share Class."


The following pages provide you with an overview of each of the Funds. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

Please read this Prospectus before investing in the Funds and keep it for future reference.

Intermediate Income Fund

CLASS A SHARES
Cusip#: 926464819
Ticker: SIMIX


Investment Objective

The Fund seeks to provide a high level of income.


Principal Investment Strategies

The Fund pursues its investment objective by investing in debt securities, generally issued by corporations, the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund invests primarily in:

     o Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities;

     o Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities;

     o Mortgage-related securities issued by government agencies and non-governmental entities; and

     o    Commercial paper.

Important characteristics of the Fund's investments:

     o Quality: Investment grade corporate securities are rated in the top four rating categories at the time of purchase by Standard & Poor's ("S&P"), Fitch, Inc. ("Fitch"), Moody's Investors Service ("Moody's"), or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

     o Maturity: The average effective maturity of the Fund generally will range from 3 to 10 years. Under certain market conditions, the portfolio manager may go outside these boundaries.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities with an average effective maturity between 3-10 years. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     In making investment decisions, the Fund considers the current economic environment and any underlying market trends. In addition, the Advisor establishes strategic investment views that reflect, in its judgment, the best relative value among the major fixed income sectors. The Fund invests in high-grade investments that are consistent with these views and that attempt to preserve an acceptable range of performance expectations. The Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    Interest rates rise.

     o An issuer's credit quality is downgraded or an issuer defaults on its securities.

     o The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

     o    The rate of inflation increases.

     o The average life of a mortgage-related security is shortened or lengthened.

     o A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class A Shares
(Results do not include a sales charge.
If one was included, results would be lower.)

1995     14.03%
1996      3.06%
1997      7.05%
1998      7.51%
1999     -0.74%
2000      9.99%
2001      8.46%
2002      8.16%
2003      2.99%
2004      2.22%


Highest/lowest quarterly results during this time period were:

Highest     4.78% (quarter ended September 30, 2001)

Lowest     -2.65% (quarter ended June 30, 2004)

     The table below shows how the average annual total returns for Class A Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns
(For the Periods ended
December 31, 2004)                    1 Year    5 Years    10 Years

CLASS A(1)

Before Taxes                           0.21%      5.88%       5.97%

After Taxes on Distributions          -1.15%      3.95%       3.82%

After Taxes on Distributions
and Sale of Fund Shares                0.13%      3.84%       3.76%

Lehman Intermediate
Gov't/Credit Index(2)                  3.04%      7.21%       7.16%
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1) Performance for the Class A Shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

(2) The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. It is not possible to invest directly in an index.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)(1)              Class A

Maximum Sales Charge Imposed on Purchases              2.00%
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE(2)
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.50%(3)

Distribution (12b-1) Fees                              0.00%

Other Expenses(4)                                      0.52%
(includes a shareholder
servicing fee of 0.25%)

Total Fund Operating Expenses                          1.02%(5)

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) Effective March 1, 2005, the maximum annual advisory fee for this Fund is 0.50% of the Fund's average daily net assets. Prior to this date, the maximum fee had been 0.75%.

(3) Effective January 1, 2005, the maximum annual advisory fee for this Fund is 0.50% of the Fund's average daily net assets. Prior to this date, the maximum fee had been 0.75%.

(4)  Restated to reflect current fees.

(5) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 0.80%. This voluntary waiver/reimbursement may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services Ohio, Inc., the Fund's administrator ("BISYS"), or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $302      $518        $752       $1,423

Fund for Income

CLASS A SHARES
Cusip#: 926464751
Ticker: IPFIX

CLASS C SHARES
Cusip#: 926464173
Ticker: VFFCX

CLASS R SHARES
Cusip#: 926464397
Ticker: GGIFX


Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities. The Fund currently invests only in securities that are guaranteed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Under normal circumstances, the Fund primarily invests in:

     o    Mortgage-backed obligations and collateralized mortgage obligations
          (CMOs) issued by the Government National Mortgage Association
          (GNMA) with an average effective maturity ranging from 2 to 10 years. The Fund will invest at least 65% of its total assets in GNMA securities.

     o Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with maturities generally in the range of 2 to 30 years. Securities issued by certain U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

     In making investment decisions, the Adviser looks for GNMA securities that provide above average yield and have below average prepayment sensitivity. The Adviser purchases U.S. Treasury securities to manage the Fund's duration and to provide liquidity.

     There is no guarantee that the Fund will achieve its objectives.


Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    Interest rates rise.

     o The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

     o    The rate of inflation increases.

     o The average life of a mortgage-related security is shortened or lengthened.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association ("KeyBank") or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Calendar Year Returns for Class R Shares

1995     17.19%
1996      3.50%
1997      8.35%
1998      7.37%
1999      0.77%
2000      9.95%
2001      7.23%
2002      8.06%
2003      0.84%
2004      2.66%


Highest/lowest quarterly results during this time period were:

Highest     5.50% (quarter ended June 30, 1995)

Lowest     -1.17% (quarter ended June 30, 2004)


     The table below shows how the average annual total returns for Class A, C and R Shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.


Average Annual Total Returns                        10 Years
(For the Periods ended                              (or Life
December 31, 2004)               1 Year   5 Years   of Fund)

CLASS R

Before Taxes                      2.66%     5.69%    6.49%(1),(2)

After Taxes on Distributions      0.66%     3.40%    4.08%(1),(2)

After Taxes on Distributions
and Sale of Fund Shares           1.71%     3.46%    4.06%(1),(2)

Lehman GNMA Index(3)              4.35%     7.00%    7.54%(2)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS A

Before Taxes                      0.64%     5.29%    4.67%(4)

Lehman GNMA Index(3)              4.35%     7.00%    6.22%(4)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

CLASS C

Before Taxes                      1.23%      N/A     2.89%(5)

Lehman GNMA Index(3)              4.35%      N/A     4.92%(5)
(Index returns reflect
no deduction for fees,
expenses, or taxes)

(1) The performance data does not reflect the deduction of a maximum 2.00% sales charge which was in effect for the Gradison Government Income Fund, the Fund for Income's predecessor, from its inception until July 7, 1997.

(2)  Ten year performance.

(3) The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. It is not possible to invest directly in an index.

(4)  Performance is from March 26, 1999, inception date of Class A Shares.

(5)  Performance is from March 1, 2002, inception date of Class C Shares.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from
your investment)(1)               Class A      Class C        Class R

Maximum Sales Charge
Imposed on Purchases                2.00%         NONE           NONE
(as a percentage
of offering price)

Maximum Deferred Sales Charge        NONE(2)     1.00%(3)        NONE
(as a percentage
of the lower of
purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends              NONE         NONE           NONE

Redemption or Exchange Fees          NONE         NONE           NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                     0.50%        0.50%          0.50%

Distribution (12b-1) Fees           0.00%        1.00%          0.25%

Other Expenses                      0.53%        0.43%          0.35%
(includes a shareholder
servicing fee of 0.25%
applicable to Class A Shares)

Total Fund Operating Expenses       1.03%        1.93%(4)       1.10%

Fee Waiver/
Expense Reimbursement              (0.00)%       0.23%         (0.00)%

Net Expenses(5)                     1.03%        1.70%(6)       1.10%

(1) You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without an initial sales charge. See "Choosing a Share Class -- Calculation of Sales Charges -- Class A."

(3) The deferred sales charge is imposed on shares redeemed in the first 12 months.


(4)  Restated to reflect current fees

(5) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS, the Fund's administrator, or any of the Fund's other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund's total operating expenses.

(6) The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 1.70% until at least February 28, 2006 and 1.82%, thereafter until at least February 28, 2014.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same except that it assumes expense levels provided by contractual expense caps set forth in the notes to the Fund Expenses table appearing above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years

Class A         $303      $521        $757       $1,434

Class C*        $273      $561        $974       $2,142

Class C**       $173      $561        $974       $2,142

Class R         $112      $350        $606       $1,340

 *If you sell your shares at the end of the period.

**If you do not sell your shares at the end of the period.

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the Statement of Additional Information (SAI).


U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.


U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority.** See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.


Asset Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.


Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.


Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.


Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.


When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.


Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


International Bonds.

Debt instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds.


Receipts.

Separately traded interest or principal components of U.S. government securities.


Average Effective Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of the Fund to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.


 *Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

**TVA is supported by the right of the issuer to borrow from the U.S.
  Treasury.

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.


Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

     Each Fund is subject to the principal risks described below.


General Risks:

     o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     o Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risks associated with investing in debt securities:

     o Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.


By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

     o Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

     o Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

     o Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.


Risks associated with investing in mortgage-related securities:

     o Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

     o Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.


An investment in a Fund is not a complete investment program.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Share Price

Each Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange Inc. (NYSE), whichever time is earlier (the Valuation Point). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the NYSE and the bond market are open. On any business day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fund reserves the right to refuse any purchase order received after the BMA recommended closing time (the Alternative Closing Time). If a Fund does so, it will continue, however, to process redemption orders received after the Alternative Closing Time on the next business day but no later than the Valuation Point.

     The Funds price their investments based on market value when market quotations are readily available. When these quotations are not readily available, including when an event occurs after the close of the trading market that materially affects the values, the Funds may price their investments at fair value according to procedures approved by the Board of Trustees. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryConnect.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.


Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

     o Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

     o Monitor for suspected market timing activity based on "round trip" transaction history, that is, the exchange of one Victory Fund's shares for those of another Victory Fund and subsequent exchange back to the original Victory Fund or the redemption of a Victory Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

     With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Funds, the Funds will suspend the trading privileges (other than redemption of Fund shares) of:

     o    Any account with a single round trip within a 30-day period; or

     o    Any account with two round trips within 90 days.

     With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third party administrators and insurance companies), the Funds will request that the intermediary review underlying account activity for round trip exchanges. To the extent that the intermediary has identified suspected market timing activity, the Funds will instruct the intermediary to suspend the customer account in accordance with the criteria described above for direct or disclosed Fund investors.


Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

     Ordinarily, the Funds declare and pay dividends monthly. Each class of shares declares and pays dividends separately.

     Please check with your Investment Professional to find out if the following options are available to you.


Distributions can be received in one of the following ways.


      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.


      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.


An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

      DIRECTED DIVIDENDS OPTION

      You can automatically reinvest distributions in the same class of shares of another fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.


      DIRECTED BANK ACCOUNT OPTION

      In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


Buying a Dividend.

You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.


Important Information about Taxes

Neither Fund pays federal income tax on the earnings and capital gains it distributes to shareholders.

     o Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

     o Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

     o An exchange of a Fund's shares for shares of another fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, Victory Portfolios ("Victory") can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C or Class R Shares of the Fund for Income. Class R Shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.


All you need to do to get started is to fill out an application.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Funds must obtain the following information for each person who opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Choosing a Share Class

Each Fund offers Class A Shares. The Fund for Income also offers Class C and Class R Shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.


CLASS A

o Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.

o    Lower annual expenses than Class C or Class R Shares.


CLASS C

o No front-end sales charge. All your money goes to work for you right away.

o    Higher expenses than Class A or Class R Shares.

o A deferred sales charge if you sell your shares within twelve months of their purchase.


CLASS R

o No front-end sales charge. All your money goes to work for you right away.

o    Class R Shares are only available to certain investors.

o    Higher expenses than Class A Shares.


Calculation of Sales Charges -- Class A

Class A Shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed in the following table.

                                       Sales Charge           Sales Charge
                                        as a % of               as a % of
Your Investment in the Fund           Offering Price         Your Investment

Up to $49,999                              2.00%                  2.04%

$50,000 up to $99,999                      1.75%                  1.78%

$100,000 up to $249,999                    1.50%                  1.52%

$250,000 up to $499,999                    1.25%                  1.27%

$500,000 up to $999,999                    1.00%                  1.01%

$1,000,000 and above*                      0.00%                  0.00%

*There is no initial sales charge on purchases of $1 million or more.
 However, a contingent deferred sales charge (CDSC) of up to 1.00% may be charged to the shareholder if any of such shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details.



For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Sales Charge Reductions and Waivers for Class A Shares

You may reduce or eliminate the sales charges in the following cases:

     1. A Letter of Intent allows you to buy Class A Shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

     2. Rights of Accumulation allow you to add the value of any Class A Shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A Shares you already own will be calculated by using the greater of the current value or the original investment amount.

     3. The Combination Privilege allows you to combine the value of Class A Shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse and children under 21) to achieve a reduced sales charge on your added investment.

     In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in:
(i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

     This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

     4. Victory will completely waive the sales charge (for Class A Shares) in the following cases:

          a.   Purchases by:

               i.   current and retired Fund Trustees or officers;

               ii. directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

               iii. brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

          b. Purchases for trust or other advisory accounts established with KeyBank or its affiliates.


*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Family of Funds.


There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charge.

          c. Reinvestment of proceeds from a liquidation distribution of Class A Shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

          d.   Purchases for fee-based investment products or accounts.

          e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A Share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 1.00% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

          f.   Purchases by participants in the Victory Investment Program.

          g. Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

          h. Purchases of Class A Shares of the Intermediate Income Fund by shareholders of the Intermediate Income Fund who had previously owned Class G Shares.


Calculation of Sales Charges -- Class C

You will pay a 1% contingent deferred sales charge (CDSC) on any Class C Shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the Statement of Additional Information for details. There is no CDSC when you exchange your shares for Class C Shares of another Victory Fund.

     To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

     Purchases of $1,000,000 and above will automatically be made in Class A Shares of the Fund.


Eligibility Requirements to Purchase Class R Shares

Class R Shares may only be purchased by:

o Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

o    IRA rollovers from such plans if a Victory Class R was offered; or

o Shareholders who owned Class R Shares (formerly Class G Shares) on December 31, 2002.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A
Shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, Class A Shares pay a fee at an annual rate of up to 0.25% of the average daily net assets serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.


Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted Distribution and Service Plans for Class R and Class C Shares of the Fund for Income.

     Under the Class R Distribution and Service Plan, the Fund for Income will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund's average daily net assets of its Class R Shares. The fee is paid for general distribution services, for selling Class R Shares of the Fund for Income and for providing personal services to its shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Under the Class C Distribution and Service Plan, the Fund for Income will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets of its Class C Shares. Of this amount, 0.75% of the Fund's Class C Shares' average daily net assets will be paid for general distribution services and for selling Class C Shares of the Fund. The Fund will pay 0.25% of its Class C Shares' average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C Shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees are paid out of the Fund for Income's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class R and Class C Shares do not convert into any other class of shares.

     Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum initial investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs. You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

     If you buy shares directly from the Funds and your investment is received in good order and accepted by the Valuation Point, your purchase order will be processed the same day using that day's share price. Your purchase order will not be processed if received after the Alternative Closing Time.


Make your check payable to: The Victory Funds


Keep these addresses handy for purchases, exchanges, or redemptions.


BY REGULAR U.S. MAIL

Send completed Account Applications with your check or bank draft to:

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593


BY OVERNIGHT MAIL

Use the following address ONLY for overnight packages:

The Victory Funds
c/o BISYS TA Operations
3435 Stelzer Road
Columbus, OH 43219
PHONE: 800-539-FUND


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.


BY TELEPHONE

800-539-FUND (800-539-3863)


ON THE INTERNET

www.VictoryConnect.com

To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryConnect.com by clicking on Access Accounts, Victory Funds, General Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.


When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500 ($100 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it in shares of a Fund.


Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below $500 ($100 for IRA accounts), we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.



If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

How to Exchange Shares

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Your exchange will be processed on the next business day if received after the Alternative Closing Time.


You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryConnect.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

o Shares of the Fund selected for exchange must be available for sale in your state of residence.

o The Fund shares you would like to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

o If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A Shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Victory fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

o On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

o You must meet the minimum purchase and any other eligibility requirements for the Fund you buy by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

o Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

o An exchange of Fund shares constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

o Owners of Class A Shares of the Intermediate Income Fund that had been classified as Class G Shares prior to January 17, 2003, may exchange their shares for Class R Shares of any Victory Fund or for Class A Shares of any Victory Fund that does not offer Class R Shares, without paying a sales charge.


You can obtain a list of funds available for exchange by calling
800-539-FUND or by visiting www.VictoryConnect.com.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryConnect.com.


There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.


BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a previously designated domestic financial institution;

o    Mail a check to a previously designated alternate address; or

o    Electronically transfer your redemption via the Automated Clearing House
     (ACH) to a previously designated domestic financial institution.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.


BY MAIL

Use the regular U.S. mail or overnight mail address to sell shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A signature guarantee is required for the following redemption requests:

o    Your account registration has changed within the last 15 days;

o    The check is not being mailed to the address on your account;

o    The check is not being made payable to the owner of the account;

o The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

o The check or wire is being sent to a different bank account than was previously designated.

     You can get a signature guarantee from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.


BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or before the Alternative Closing Time, your funds will be wired on the next business day.


BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier) or after the Alternative Closing Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below $500, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.


Additional Information about Redemptions

     o Redemption proceeds from the sale of shares purchased by a check will be held until the purchase check has cleared, which may take up to 10 business days.

     o A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o A Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect a Fund's shareholders.

     o Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Funds

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to provide services to their shareholders. Each of these organizations is paid a fee for its services.


About Victory

Each Fund is a member of The Victory Portfolios, a group of 21 distinct investment portfolios. The Board of Trustees of Victory has the overall responsibility for the management of the Funds.


The Investment Adviser and Sub-Administrator

Each Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53.5 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the fiscal year ended October 31, 2004, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as follows:

Intermediate Income Fund                     0.56%
Fund for Income                              0.50%

     Under a Sub-Administration Agreement, BISYS Fund Services Ohio, Inc., the Funds' administrator, pays Victory Capital Management Inc. an additional fee at the annual rate of up to 0.04% of each Fund's average daily net assets to perform some of the administrative duties for the Funds.


Portfolio Management

Thomas M. Seay is the portfolio manager of the Intermediate Income Fund since November 2004 and is primarily responsible for the day-to-day management of the Fund's investments. Mr. Seay is a Chief Investment Officer and Senior Managing Director with the Adviser. He is responsible for all fixed income portfolio management of the Adviser, including mutual funds, commingled funds, and separately managed accounts. He has been managing investments since 1979.

Thomas M. Seay and Trenton Tipton-Fletcher are the co-portfolio managers of the Fund for Income and are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Seay has been a portfolio manager of the Fund since January 1999. He is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1998. He also had served as portfolio manager of the Gradison Government Income Fund from April 1998 until March 1999, when the Fund acquired the Gradison Fund's assets. Mr. Tipton-Fletcher has been co-portfolio manager of the Fund since March 2002. He is a Senior Portfolio Manager and Managing Director for the Adviser and has been associated with it since 1988. He is responsible for all mortgage-backed and asset-backed securities management for the Adviser.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Additional Information

Some additional information you should know about the Funds.


Fund Classes

At some future date, the Funds may offer additional classes of shares. Each Fund or any class may be terminated at any time for failure to achieve an economical level of assets or other reasons.


Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, prospectuses, proxy statements, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Funds' shares. The Distributor is not affiliated with the Adviser.

     KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Funds.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Funds.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Funds.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Funds.

       If you would like to receive additional copies of any materials, please call the Funds at

                                 800-539-FUND

                   or please visit www.VictoryConnect.com.

Financial Highlights


INTERMEDIATE INCOME FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                                                 Class A Shares

                                                   Year              Year             Year              Year             Year
                                                  Ended             Ended            Ended             Ended            Ended
                                                October 31,       October 31,      October 31,       October 31,      October 31,
                                                   2004              2003             2002              2001             2000

Net Asset Value, Beginning of Period             $   9.95          $   9.98         $  10.02          $   9.30         $   9.32

Investment Activities
     Net investment income                           0.29              0.33             0.41              0.53             0.56
     Net realized and unrealized
       gains (losses) on investments                 0.04              0.06             0.02              0.74            (0.02)

         Total from Investment Activities            0.33              0.39             0.43              1.27             0.54

Distributions
     Net investment income                          (0.39)            (0.42)           (0.47)            (0.55)           (0.56)

         Total Distributions                        (0.39)            (0.42)           (0.47)            (0.55)           (0.56)

Net Asset Value, End of Period                   $   9.89          $   9.95         $   9.98          $  10.02         $   9.30

Total Return (excludes sales charges)                3.33%             3.98%            4.54%            14.07%            6.00%

Ratios/Supplemental Data:
Net Assets at end of period (000)                $187,308          $216,904         $323,146          $322,312         $190,945
Ratio of expenses to
   average net assets                                1.07%             1.10%            1.06%             0.92%            0.92%
Ratio of net investment income
   to average net assets                             2.98%             3.38%            4.22%             5.44%            5.95%
Ratio of expenses to
   average net assets<F1>                            1.26%             1.24%            1.24%             1.26%            1.27%
Ratio of net investment income
   to average net assets<F1>                         2.79%             3.24%            4.04%             5.10%            5.60%
Portfolio turnover                                    125%              217%             168%              278%             278%


<F1> During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.



Financial Highlights


FUND FOR INCOME

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class A and Class C Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com.



                                                    Class A Shares                                    Class C Shares

                                                                                                                       March 1,
                               Year          Year        Year        Year        Year           Year         Year        2002
                              Ended         Ended       Ended       Ended       Ended          Ended        Ended      through
                            October 31,   October 31, October 31, October 31, October 31,    October 31,  October 31, October 31,
                               2004          2003        2002        2001        2000           2004         2003      2002<F3>

Net Asset Value,
  Beginning of Period        $  12.87      $  13.44    $  13.44    $  12.77    $  12.79       $ 12.84      $ 13.43      $13.22

Investment Activities
     Net investment income       0.35<F2>      0.46        0.65        0.80        0.81          0.29<F2>     0.48        0.42
     Net realized and
       unrealized
       gains (losses)
       on investments            0.07         (0.30)       0.11        0.67          --<F4>      0.06        (0.41)       0.25

         Total from
           Investment
           Activities            0.42          0.16        0.76        1.47        0.81          0.35         0.07        0.67

Distributions
     Net investment income      (0.73)        (0.73)      (0.76)      (0.80)      (0.83)        (0.66)       (0.66)      (0.46)

         Total
           Distributions        (0.73)        (0.73)      (0.76)      (0.80)      (0.83)        (0.66)       (0.66)      (0.46)

Net Asset Value,
  End of Period              $  12.56      $  12.87    $  13.44    $  13.44    $  12.77       $ 12.53      $ 12.84      $13.43

Total Return
  (excludes sales charges
   and contingent deferred
   sales charges)                3.36%         1.15%       5.89%      11.84%       6.67%         2.79%        0.49%       5.17%<F5>

Ratios/Supplemental Data:
Net Assets at
  end of period (000)        $189,716      $221,181    $243,889    $194,914    $124,131       $24,187      $29,806      $1,155
Ratio of expenses to
   average net assets            1.00%         1.00%       0.99%       0.96%       0.97%         1.55%        1.55%       1.68%<F6>
Ratio of net
   investment income
   to average net assets         2.77%         3.36%       4.72%       6.07%       6.48%         2.27%        2.23%       3.75%<F6>
Ratio of expenses to
   average net assets<F1>        1.03%         1.01%       0.99%       1.04%       1.09%         1.90%        1.88%       2.23%<F6>
Ratio of net
   investment income
   to average net assets<F1>     2.74%         3.35%       4.72%       5.99%       6.36%         1.92%        1.90%       3.20%<F6>
Portfolio turnover <F7>            34%           60%         53%         20%         25%           34%          60%         53%


<F1> During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Less than $.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about Class R Shares of the Fund. Except for the fiscal year ended December 31, 1998, the financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and in the Request Literature section of www.VictoryConnect.com. The financial highlights for the fiscal year ended December 31, 1998 were audited by another independent public accountant.



                                                                              Class R Shares

                                                Year              Year             Year              Year              Year
                                                Ended             Ended            Ended             Ended             Ended
                                             October 31,       October 31,      October 31,       October 31,       October 31,
                                                2004              2003             2002              2001              2000

Net Asset Value, Beginning of Period          $  12.87          $  13.44         $  13.44          $  12.77          $  12.78

Investment Activities
     Net investment income                        0.33<F2>          0.42             0.64              0.79              0.84
     Net realized and unrealized
       gains (losses) on investments              0.08             (0.27)            0.11              0.68             (0.01)

         Total from
           Investment Activities                  0.41              0.15             0.75              1.47              0.83

Distributions
     Net investment income                       (0.72)            (0.72)           (0.75)            (0.80)            (0.84)

         Total Distributions                     (0.72)            (0.72)           (0.75)            (0.80)            (0.84)

Net Asset Value, End of Period                $  12.56          $  12.87         $  13.44          $  13.44          $  12.77

Total Return                                      3.25%             1.08%            5.80%            11.84%             6.74%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $193,685          $295,597         $345,144          $242,716          $143,963
Ratio of expenses to
   average net assets                             1.10%             1.07%            1.08%             0.97%             0.89%
Ratio of net investment income
   to average net assets                          2.61%             3.34%            4.62%             6.05%             6.55%
Ratio of expenses to
   average net assets<F1>                         <F3>              <F3>             1.08%             1.07%             1.04%
Ratio of net investment income
   to average net assets<F1>                      <F3>              <F3>             4.62%             5.95%             6.40%
Portfolio turnover <F4>                             34%               60%              53%               20%               25%


<F1> During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> There were no fee reductions during the period.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                   This page is intentionally left blank.

Victory Funds Privacy Policy


Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, Victory Portfolios do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

                                  PRSRT STD
                                 U.S. POSTAGE
                                     PAID
                                Cleveland, OH
                               Permit No. 1535

If you would like a free copy of any of the following documents or would like to request other information regarding the Funds, you can call or write the Funds or your Investment Professional.


Statement of Additional Information (SAI)

Contains more details describing the Funds and their policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

To obtain copies of the SAI, Annual or Semi-Annual Reports, or more information at no charge, please call the Funds at

800-539-FUND
(800-539-3863).


How to Obtain Information

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863).

By mail:
      The Victory Funds
      P.O. Box 182593
      Columbus, OH 43218-2593

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Victory Funds
LOGO(R)

Investment Company Act File Number 811-4852

VF-TXFI-PRO (3/05)

                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS

Balanced Fund                Fund for Income                      Prime Obligations Fund
Convertible Fund             Gradison Government Reserves Fund    Real Estate Fund
Diversified Stock Fund       Institutional Money Market Fund      Small Company Opportunity Fund
Established Value Fund       Intermediate Income Fund             Special Value Fund
Federal Money Market Fund    National Municipal Bond Fund         Stock Index Fund
Financial Reserves Fund      Ohio Municipal Bond Fund             Tax-Free Money Market Fund
Focused Growth Fund          Ohio Municipal Money Market Fund     Value Fund

                                  March 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, as amended or supplemented from time to time (the "Prospectuses"). Each Prospectus is dated March 1, 2005. This SAI is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Victory Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Funds' audited financial statements for the fiscal year ended October 31, 2004 are incorporated in this SAI by reference to the Funds' 2004 annual report to shareholders (File No. 811-4852). You may obtain a copy of the Funds' latest annual report at no charge by writing to the address or calling the phone number noted above.

INVESTMENT ADVISER and SUB-                 DIVIDEND DISBURSING AGENT and
ADMINISTRATOR                               SERVICING AGENT
Victory Capital Management Inc.             BISYS Fund Services Ohio, Inc.

ADMINISTRATOR                               CUSTODIAN
BISYS Fund Services, Inc.                   KeyBank National Association

DISTRIBUTOR                                 INDEPENDENT REGISTERED ACCOUNTING
Victory Capital Advisers, Inc.              FIRM
                                            PricewaterhouseCoopers LLP

TRANSFER AGENT                              COUNSEL
BISYS Fund Services Ohio, Inc.              Kramer Levin Naftalis & Frankel LLP

                                Table of Contents
                                                                           Page
General Information...........................................................1
Investment Objectives, Policies and Limitations...............................2
Instruments in Which the Funds Can Invest....................................12
   Corporate and Short-Term Obligations......................................12
   International and Foreign Debt Securities.................................15
   Variable and Adjustable Rate Debt Securities..............................16
   Receipts and Zero Coupon Bonds............................................17
   Investment Grade and High Quality Securities..............................18
   High-Yield Debt Securities................................................18
   Loans and Other Direct Debt Instruments...................................18
   U.S. Government Securities................................................19
   Municipal Securities......................................................19
   Ohio Tax-Exempt Obligations...............................................24
   Mortgage- and Asset-Backed Securities.....................................36
   Foreign Investments.......................................................39
   Forward Contracts.........................................................40
   Futures and Options.......................................................40
   Other Investments.........................................................44
Investment Strategies........................................................46
Determining Net Asset Value ("NAV") and Valuing Portfolio Securities.........49

Performance..................................................................51
Additional Purchase, Exchange and Redemption Information.....................56
Dividends and Distributions..................................................63
Taxes........................................................................64
Trustees and Officers........................................................72
Advisory and Other Contracts.................................................78
Additional Information......................................................107
Appendix A -- Description of Security Ratings ..............................A-1
Appendix B -- Proxy Voting Policies and Procedures..........................B-1

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Victory Portfolios (the "Trust") was organized as a Delaware statutory trust (formerly referred to as a "business trust") on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 21 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares").

Shareholders of the Real Estate Fund have been asked to approve that Fund's reorganization with the Kensington Real Estate Securities Fund, a series of The Kensington Funds, at a special meeting to be held on March 15, 2005. If approved by shareholders at the special meeting, the reorganization is expected to close shortly thereafter.

During the fiscal year ended October 31, 2004, the Trust also included two other series, one of which (the New York Municipal Bond Fund) was liquidated on January 28, 2005. Shareholders of another series, the Growth Fund, approved the reorganization of their Fund with the Diversified Stock Fund, another series of the Trust, on January 5, 2005. The Growth Fund's reorganization closed on January 18, 2005.

This SAI relates to the shares of the 21 Funds and their respective classes, as listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

The Victory Portfolios:

Equity Funds:          Diversified Stock Fund, Class A, C and R Shares
                       Established Value Fund, Class A and R Shares
                       Focused Growth Fund, Class A, C and R Shares
                       Small Company Opportunity Fund, Class A and R Shares
                       Special Value Fund, Class A, C and R Shares
                       Stock Index Fund, Class A and R Shares
                       Value Fund, Class A, C and R Shares

Specialty Funds:       Convertible Fund, Class A Shares
                       Balanced Fund, Class A, C and R Shares
                       Real Estate Fund, Class A, C and R Shares

Fixed Income Funds:    Taxable Fixed Income Funds:
                       Fund for Income, Class A, C and R Shares
                       Intermediate Income Fund, Class A Shares
                       Tax-Exempt Fixed Income Funds:
                       National Municipal Bond Fund, Class A Shares
                       Ohio Municipal Bond Fund, Class A Shares

Money Market Funds:    Federal Money Market Fund, Select and Investor Shares
                       Financial Reserves Fund, Class A Shares
                       Gradison Government Reserves Fund, Trust and Select
                       Shares
                       Institutional Money Market Fund, Select and Investor
                       Shares
                       Ohio Municipal Money Market Fund, Class A Shares
                       Prime Obligations Fund, Class A Shares
                       Tax-Free Money Market Fund, Class A Shares

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

Each Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund's Prospectus.

A Fund's classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Four Funds are sub-classified as non-diversified investment companies: the Focused Growth, National Municipal Bond, Ohio Municipal Bond and Real Estate Funds. All the other Funds are sub-classified as diversified investment companies.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees (the "Board" or the "Trustees") will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

1.    Senior Securities.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the SEC; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in this SAI, each such Fund may borrow money as authorized by the 1940 Act; and (d) each such Fund may issue multiple classes of shares in accordance with regulations of the SEC.

None of the Institutional Money Market, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each such Fund may borrow money as authorized by the 1940 Act.

The Gradison Government Reserves Fund will not issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction number three below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.    Underwriting.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

Neither the Established Value Fund nor the Gradison Government Reserves Fund will underwrite the securities of other issuers, except insofar as each such Fund may technically be deemed an underwriter under the Securities Act, in connection with the disposition of portfolio securities.

None of the Federal Money Market, Institutional Money Market, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

3.    Borrowing.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may borrow money, except that each such Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made; and (c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33-1/3% of each such Fund's total assets must be repaid before the Fund may make additional investments. Notwithstanding the foregoing, as a non-fundamental policy, these Funds do not intend to borrow money for leveraging purposes.

The Established Value Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not exceeding 5% of its total assets, taken at the lower of acquisition cost or market value.

The Gradison Government Reserves Fund will not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

The Institutional Money Market Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. This fundamental limitation is construed in conformity with the 1940 Act and, if at any time Institutional Money Market Fund borrowings exceed an amount equal to 33-1/3% of the current value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may borrow money, except that (a) each such Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33-1/3% of each such Fund's total assets; and (b) each such Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of each such Fund's total assets must be repaid before the Fund may make additional investments.

The Ohio Municipal Money Market Fund may (a) borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling it to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.    Real Estate.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude each such Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent each such Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

The Established Value Fund will not purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

The Federal Money Market Fund may not purchase or hold any real estate, including real estate limited partnerships, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

The Gradison Government Reserves Fund will not purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

The  Institutional   Money  Market  Fund  may  not  buy  or  sell  real  estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

None of the Prime  Obligations,  Small  Company  Opportunity  or Tax-Free  Money
Market Funds may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by each such Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The Ohio Municipal Money Market Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

5.    Lending.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may make loans, except each such Fund, consistent with its investment program, may
(a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; (c) lend portfolio securities, provided that the value of loaned securities does not exceed 33-1/3% of each such Fund's total assets; and (d) make short-term loans to other investment companies that are part of the same group of investment companies, as part of an interfund loan program, as allowed by applicable laws, rules and regulatory orders. Notwithstanding the foregoing, as a non-fundamental policy, the Fund for Income will not lend any of its portfolio securities.

The Established Value Fund will not make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. government obligations, certificates of deposit ("CDs"), high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

The Federal Money Market Fund may not lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section,
"Securities Lending." The Fund will not lend any other assets except as a special investment method. See "Investment Objective" in the Prospectus. The Fund will not make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of its total assets would be subject to such loans.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may lend any security or make any other loan if, as a result, more than 33-1/3% of each such Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Gradison Government Reserves Fund will not make loans, except that the purchase of debt securities as allowed by its investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the SEC shall not be prohibited by this restriction.

The Institutional Money Market Fund may not make loans to other persons,  except
(a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33-1/3% of the total assets of the Fund.

The Ohio Municipal Money Market Fund will not lend any of its assets, except through (a) the purchase of a portion of an issue of publicly distributed debt instruments; (b) repurchase agreements; or (c) the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

6.    Commodities.

None of the Balanced, Special Value or Value Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Neither the Convertible Fund nor the Federal Money Market Fund may deal in commodities or commodity contracts.

None of the Diversified Stock, Focused Growth, Intermediate Income, Ohio Municipal Bond, Prime Obligations, Real Estate, Small Company Opportunity, Stock Index or Tax-Free Money Market Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Established Value Fund will not purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

The Financial Reserves Fund may not buy or sell commodities, or commodity (futures) contracts.

The Fund for Income may not purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The Gradison Government Reserves Fund will not purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

The National Municipal Bond Fund may not purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

The Ohio Municipal Money Market Fund may not purchase or sell commodities or commodity contracts.

7.    Joint Trading Accounts.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may participate on a joint or joint and several basis in any securities trading account.

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

8.    Diversification.

The Small Company Opportunity Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Established Value Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of its total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund.

The Federal Money Market Fund may not, as to 75% of its total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. government, its agencies or its instrumentalities. However, in complying with Rule 2a-7 under the 1940 Act, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of CDs, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

The Ohio Municipal Money Market Fund will limit, with respect to 75% of its total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of its total assets could be invested in a single issuer if Victory Capital Management Inc. (the "Adviser") believes such a strategy to be prudent. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Prime Obligations Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Tax-Free Money Market Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

9.    Concentration.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Intermediate Income, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

      o Consistent with its investment objective and policies, the Financial Reserves Fund reserves the right to concentrate its investment in obligations issued by domestic banks.

      o When investing in industrial development bonds, each of the National Municipal Bond and Ohio Municipal Bond Funds will look to the source of the underlying payments. Neither of these Funds will invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

      o Notwithstanding the foregoing, the Real Estate Fund will concentrate its investments in securities in the real estate industry.

The Established Value Fund will not concentrate more than 25% of its total assets in any one industry.

The Federal Money Market Fund may not purchase securities if such purchase would cause more than 25% of any of its total assets to be invested in the securities of issuers in any one industry, provided however that the Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or U.S. bank obligations. The Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

The Gradison Government Reserves Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The Ohio Municipal Money Market Fund will not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds. The Fund also reserves the right to concentrate investments in municipal securities that are secured by domestic bank letters of credit or guaranteed by domestic banks.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      o With respect to the Prime Obligations and Tax-Free Money Market Funds, there is no limitation with respect to CDs and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

      o     With respect to the Tax-Free  Money  Market  Fund,  this  limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

10.   Miscellaneous.

      a.    Tax-exempt income.

The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal regular income tax and Ohio state income taxes.

      b.    Investing to Influence Management or to Exercise Control.

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

The Federal Money Market Fund may not invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Fund from voting proxies in its discretion.

      c.    Margin Purchases and Short Selling.

The Federal Money Market Fund may not purchase securities on margin or sell securities short.

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

      d.    Securities of Other Investment Companies.

Neither the Convertible Fund nor the Federal Money Market Fund may purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

      e.    Illiquid and Restricted Securities.

The Federal  Money Market Fund may not invest more than 10% of its net assets in
(i) securities  restricted as to disposition under the federal  securities laws,
(ii) securities as to which there are no readily available market quotations, or
(iii) repurchase agreements with a maturity in excess of seven days.

The Established Value Fund will not (i) purchase securities subject to restrictions on disposition under the Securities Act or (ii) purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of its total assets would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

      f.    Mortgage, Pledge or Hypothecation of Securities.

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction number three above, and then only in amounts not exceeding 10% of the value of its assets (taken at the lower of acquisition cost or market value).

      g.    Options.

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

      h.    Ownership of Portfolio Securities by Trustees or Officers.

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is, or becomes, a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

      i.    Unseasoned Issuers.

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

Non-Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.

1.    Illiquid Securities.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Institutional Money Market, Intermediate
Income,  National  Municipal  Bond,  Ohio Municipal  Bond,  Ohio Municipal Money
Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market or Value Funds may invest more than 15% (10% in the case of the Money Market Funds listed above) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.    Short Sales and Purchases on Margin.

None of the Balanced, Diversified Stock, Focused Growth, Intermediate Income, Ohio Municipal Bond, Prime Obligations, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market or Value Funds may make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

Neither the Financial Reserves Fund nor the Institutional  Money Market Fund may
(1) purchase securities on margin (but each such Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities) or (2) make short sales of securities.

Neither the Fund for Income nor either of the Gradison Government Reserves or Ohio Municipal Money Market Funds may make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The National Municipal Bond Fund may not (1) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; or (2) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Small Company Opportunity Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3.    Other Investment Companies.

No Funds may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

Each of the Balanced, Convertible, Diversified Stock, Financial Reserves, Focused Growth, Fund for Income, Institutional Money Market, Intermediate
Income,  National  Municipal  Bond,  Ohio Municipal  Bond,  Ohio Municipal Money
Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market and Value Funds may invest up to 5% of its total assets in the securities of any one investment company, but none of these Funds may own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, each such Fund may invest in the other money market funds of the Trust. The Adviser will waive the portion of its fee attributable to the assets of each such Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of each such Fund are registered for sale.

The Gradison Government Reserves Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

The National Municipal Bond Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.    Miscellaneous.

      a.    Investment grade obligations.

Neither of the National Municipal Bond or Ohio Municipal Bond Funds may hold more than 5% of its total assets in securities that have been downgraded below investment grade.

      b.    Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

      c.    Foreign Issuers.

The Convertible Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

      d.    Unseasoned Issuers.

Neither the Convertible Fund nor the Federal Money Market Fund may invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

      e.    Mortgage, Pledge or Hypothecation of Securities or Assets.

Neither the Convertible Fund nor the Federal Money Market Fund may pledge or hypothecate any of its assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Gradison Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

      f.    Lending or Borrowing.

The Fund for Income will not lend any of its portfolio securities.

The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.

No Fund intends to borrow money for leveraging purposes.

5.    Other Restrictions

The Federal Money Market Fund may not invest in any instrument that is considered a "derivative" for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself. Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument. However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association ("GNMA"); and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation ("FHLMC") and Student Loan Marketing Association ("SLMA"). The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt. The Funds' investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectuses and this SAI. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's NAV.

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Convertible Preferred Stock. The Convertible Fund also may invest in convertible preferred stock, which is a class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets and it convertible into common stock.

Synthetic  Convertibles.  The  Convertible  Fund also may  invest in  "synthetic convertibles." A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights. Each of the Convertible, Diversified

Stock,   Focused  Growth,   Intermediate  Income,  Real  Estate,  Small  Company
Opportunity, Special Value and Value Funds may invest up to 35% of its total assets in preferred stocks.

Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Real Estate Fund has no limits on investing in REITs. Each of the Balanced, Convertible, Diversified Stock, Established Value, Small Company Opportunity, Special Value and Value Funds may invest up to 25% of its total assets in REITs. Each of the Focused Growth and Stock Index Funds may invest up to 20% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. Each of the Balanced, Special Value, Stock Index and Real Estate Funds may invest up to 35%, 20%, 33-1/3% and 20%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. Each Tax-Exempt Fixed Income Fund may invest in demand features without limit. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. CDs are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its assets in bank deposit instruments.

Eurodollar Obligations. Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank. Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 25% of its total assets in Eurodollar obligations. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in these instruments.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Prime Obligations Fund may invest in Yankee CDs without limit.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in taxable commercial paper. In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see Appendix A to this SAI.

Short-Term Funding Agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund that are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its net assets in short-term funding agreements.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Intermediate Income Fund may invest up to 20% of its total assets in Yankee Bonds. International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments. The Intermediate Income Fund may invest up to 20% of its total assets in foreign debt securities. The Balanced Fund may invest up to 10% of its total assets in these securities.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Each of the Balanced, Convertible and Intermediate Income Funds may invest up to 35% of its total assets in variable amount master demand notes. Each of the Diversified Stock, Focused Growth, Ohio Municipal Money Market, Real Estate, Special Value, Tax-Free Money Market and Value Funds and the Tax-Exempt Fixed Income Funds may invest up to 20% of its total assets in variable amount master demand notes.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Board, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice. The Convertible Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities. The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. Market forces affecting a bank's cost of funds and the rates that borrowers will accept determine the prime rate. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down. Each of the Federal Money Market, Financial Reserves, Gradison Government Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs") and certificates of accrual on Treasury securities ("CATS"). The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts. Each of the Diversified Stock, Established Value, Focused Growth, Intermediate Income, Real Estate, Small Company Opportunity, Stock Index and Value Funds may invest up to 20% of its total assets in receipts. The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Financial Reserves, Institutional Money Market, Prime Obligations and Tax-Exempt Fixed Income Funds may invest in zero coupon bonds without limit, provided that these Funds satisfy the maturity requirements of Rule 2a-7 under the 1940 Act. The Gradison Government Reserves Fund may invest in zero coupon U.S. government securities without limit, provided that the Fund satisfies the maturity requirements of Rule 2a-7 under the 1940 Act. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest in tax-exempt zero coupon bonds without limit, provided that these Funds satisfy the maturity requirements of Rule 2a-7 under the 1940 Act. Each of the Taxable Fixed Income Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

Investment Grade and High Quality Securities.

The Funds may invest in "investment grade" obligations that are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

High-Yield Debt Securities.

High-yield debt securities are below-investment grade debt securities, commonly referred to as "junk bonds" (those rated "Ba" to "C" by Moody's or "BB" to "C" by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund's ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The Convertible Fund. Under normal market conditions, the Convertible Fund invests at least 80% of its total assets in debt securities rated investment grade by at least one NRSRO. The Fund also may invest up to 20% in securities that are either not rated or rated below investment grade

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in loan participations.

U.S. Government Securities.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Balanced Fund may invest up to 60% of its total assets in U.S. government securities. The Convertible Fund may invest up to 35% of its total assets in these securities. Each of the Ohio Municipal Money Market Fund, the Tax-Exempt Fixed Income Funds, and the Diversified Stock, Established Value, Focused Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasuries) and Value Funds may invest up to 20% of its total assets in U.S. government securities.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority ("TVA"); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

Municipal Securities.

Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

"Ohio Tax-Exempt Obligations" are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts). Each Tax-Exempt Fixed Income Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are "general obligation" issues and "revenue" issues. Other categories of municipal securities are "moral obligation" issues, private activity bonds and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term "municipal securities," as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term "municipal securities" also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Additionally, the term "municipal securities" includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. The Intermediate Income Fund may invest in tax, revenue and bond anticipation notes without limit.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor). Each Tax-Exempt Fixed Income Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term "municipal securities" if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority that provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are non-cancelable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy the investment objective and policies of each Tax-Exempt Fixed Income Fund. In meeting its investment policies, such a Fund may invest part of its total assets in municipal securities that are private activity bonds. Moreover, although no such Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

      Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

          General Obligation. The following may negatively affect a general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

          Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

          Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

          Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

          Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees and penalties and fines.

          Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

          Banking. In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks, which could occur in the Ohio Municipal Money Market Fund. These investments may be susceptible to adverse events affecting the banking industry.

Municipal Lease Obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Each Tax-Exempt Fixed Income Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities. No Tax-Exempt Fixed Income Fund currently intends to invest in below-investment grade municipal securities. However, each Tax-Exempt Fixed Income Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Tax-Exempt Fixed Income Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Tax-Exempt Fixed Income Fund intends to invest in securities whose interest is federally taxable; however, from time to time, such a Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, such a Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities. Each such Fund may invest up to 20% of its total assets in taxable obligations. In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Tax-Exempt Fixed Income Fund invest in federally taxable obligations, it would purchase securities that in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. These Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of "A-1" and "A-2." In making high quality determinations such a Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time.

The Tax-Exempt Fixed Income Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, such a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, such a Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

Ohio Tax-Exempt Obligations.

As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste disposal facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax. A Fund that invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

          Additional Information Concerning Ohio Issuers. The Ohio Municipal Bond Fund and the Ohio Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Bond Fund and the Ohio Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

          There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

          Much of this information is as of December 10, 2004, particularly debt figures and other statistics.

          Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

          In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.1% vs. 6.0%). In October 2004, the State unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the State.

          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund or the Ohio Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

          Recent biennium ending GRF balances were:

------------------------- ---------------------- -----------------------------
        Biennium              Fund Balance          Cash Balance
------------------------- ---------------------- -----------------------------
         1992-93                $111,013,000          $ 393,634,000
------------------------- ---------------------- -----------------------------
         1994-95                 928,019,000          1,312,234,000
------------------------- ---------------------- -----------------------------
         1996-97                 834,933,000          1,367,750,000
------------------------- ---------------------- -----------------------------
         1998-99                 976,778,000          1,512,528,000
------------------------- ---------------------- -----------------------------
         2000-01                 219,414,000            817,069,000
------------------------- ---------------------- -----------------------------
         2002-03                  52,338,000            396,539,000
------------------------- ---------------------- -----------------------------

          Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

          The appropriations acts for the 2004-05 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

          The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

          1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund (BSF) to the GRF.

          To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken.

          Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

          1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

          1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

          1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

          2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

          In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

          In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

          2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

          Consideration  came  in four  general  time  frames  - the  June  2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

          The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

          That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

        o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

        o An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

        o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

          Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

          o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

          o December 2001 legislation, the more significant aspects of which included:

                  o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).
                  o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.
                  o Reducing appropriation spending authorizations for the legislative and judicial branches.
                  o Making certain tax-related changes (including accelerating the time for certain payments).
                  o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.

          Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

          o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

          o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

          o Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

          o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.

          o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination produced approximately $283,000,000 in Fiscal Year 2003.

          o Selective additional appropriation cuts for certain departments.

          Certain other provisions of the legislation were aimed at the future, rather than the 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

          Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior Fiscal Year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

          On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

          Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

            o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

            o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

            o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

            o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

            o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

          The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

          OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January 2003, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

          Based on the Administration's  continuing monitoring of revenues,  and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May
31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

          The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

          Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

          Current Biennium. The GRF appropriations bill for the 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate transportation and public safety and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

          The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

          The above expenditure levels reflect among other expenditure controls in the Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Years 2000 and 2001 or the amount that would have been distributed under the standard formula.

          The GRF expenditure authorizations for the 2004-05 biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

            o A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

            o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)

            o Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

            o Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

            o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

          The Act also authorizes and OBM plans to transfer into the GRF on or before June 30, 2004 up to $242,800,000 of proceeds received from the national tobacco settlement. In addition, the Act reflects the draw down during the biennium of an additional $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

          Based on regular monthly monitoring of revenues and expenditures, OBM on March 8, 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005,
the Governor on March 8 ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Those annualized reductions are one percent for corrections, youth services, mental health, and mental retardation and developmental disabilities; and four percent in Fiscal Year 2004 and six percent in Fiscal Year 2005 for other departments and agencies. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions have been and will be offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance. The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000 and a GRF cash balance of $533,132,000.

          Litigation  pending  in the Ohio  Court of  Claims  contests  the Ohio
Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court. In March 2004, the trial court issued a decision finding no liability with respect to ODJFS. The plaintiff class has filed an appeal from that decision to the Franklin County Court of Appeals. That appeal is currently pending.

          The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

          By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

          A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

          In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. Annual State payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

          State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation
(COPs) have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $3,265,375 in Fiscal Year 2023. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

          A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the State's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. In 2003, the State issued $50,000,000 in bonds for innovation Ohio projects and $50,000,000 for research and development projects, followed by a 2004 issuance of $50,000,000 for its direct loan program. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $30,740,289 in Fiscal Year 2006.

          Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

          Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

          In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

         With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

          On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

          The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

          Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

          School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

          The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

          To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

          Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for Fiscal Year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

          Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

            o 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two Fiscal Years.

            o 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

            o     1998-99 - $11.6 billion (18.3% over the previous biennium).

            o     2000-01 - $13.3 billion (15% over the previous biennium).

            o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

          State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

          Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $655,036,000 in Fiscal Year 2001, $635,150,000 in Fiscal Year 2002, $671,352,000 in Fiscal Year 2003, and $648,106,000 in Fiscal Year 2004. Ohio
participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

          In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

          Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

          Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

          For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fourteen municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. Each Money Market Fund may invest in mortgage-backed securities without limit. The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities. Each Tax-Exempt Fixed Income Fund and the Convertible Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities. The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

          Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank ("FFCB") consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

          Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

          U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly owned U.S. government corporation within the Department of

Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

          GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs. The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Funds' policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well. When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years. During this period of time prior to settlement of the trade, the Fund's segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security. If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

          FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

          FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

          SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

          Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Balanced Fund may invest up to 40% of its total assets in CMOs. The Convertible Fund may invest up to 35% of its total assets in CMOs. Each Tax-Exempt Fixed Income Fund may invest up to 25% of its total assets in CMOs. The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

          Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

          Forward Roll Transactions. A Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold. The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll. For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities. Each of the Fixed Income Funds may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

Foreign Investments.

A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Focused Growth Fund may invest up to 20% of its assets in ADRs and each of the Balanced, Convertible, Diversified Stock, Small Company Opportunity, Special Value and Value Funds may invest up to 10% of its assets in these securities.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments. Each of the Focused Growth and Real Estate Funds may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange. The Balanced Fund may invest up to 10% of its total assets in these securities.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Forward Contracts.

The Balanced Fund may enter into forward currency exchange contracts ("forward contracts"). A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the funds' portfolio. The Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund's total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Futures and Options.

Futures Contracts. Any Fund, except the Established Value, Focused Growth, Federal Money Market, Gradison Government Reserves, Institutional Money Market, Ohio Municipal Money Market, Prime Obligations, or Tax-Free Money Market Funds, may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been "sold," or "selling" a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give a Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Funds, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

          Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

          Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

The Funds may invest in futures contracts in a manner consistent with their policies for investing in derivative instruments, as established by the Board. The Funds may utilize futures contracts for speculative purposes (for example, to generate income), to hedge or as a substitute for investing directly in securities.

Options. The following Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio:
Balanced, Diversified Stock, Small Company Opportunity, Special Value, Stock Index and Value Funds. Each of these Funds may write covered calls on up to 25% of its total assets. The Real Estate Fund may write covered calls and puts on up to 25% of its total assets. In addition, the Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions. A Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Fund. The Convertible Fund may purchase and write call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets and the options must remain covered so long as the Fund is obligated as a writer.

          Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest that a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund may acquire puts to facilitate the liquidity of its portfolio assets. A Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. A Fund also may use puts, under certain circumstances, to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser's opinion, present minimal credit risks.

The Small Company Opportunity Fund may write uncovered put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. The Convertible, Prime Obligations and Intermediate Income Funds may invest in restricted securities without limit. Each of the Balanced and Small Company Opportunity Funds may invest up to 35% of its total assets in these securities. Each of the Diversified Stock, Focused Growth, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in these securities. The Real Estate Fund may invest up to 15% of its total assets in restricted securities. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest 20% of its total assets in taxable restricted securities. The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Each Equity Fund and each of the Balanced and Real
Estate Funds may invest up to 10% of its total assets in warrants. The Convertible Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The Established Value, Federal Money Market and Gradison Government Reserves Funds may not invest in other investment companies.

Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

          Risk Factors Associated with Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Eligible Securities for Money Market Funds. High-quality investments are those obligations that, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO; (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities that may be purchased by the Money Market Funds are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

Appendix A of this SAI identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

INVESTMENT STRATEGIES.

Each Fund's principal investment strategies are described in its Prospectus. To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. (See "Foreign Investments" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Each of the Balanced, Convertible, Fund for Income and Intermediate Income Funds may invest up to 35% of its total assets in repurchase agreements. Each of the Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Focused Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in repurchase agreements. Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible and Federal Money Market Funds. With respect to repurchase agreement transactions entered into by the Convertible Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon and bonds, notes, debentures or any other obligations or securities in which the Fund may invest. A Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets (10% of net assets with respect to the Money Market Funds) would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Balanced, Diversified Stock, Established Value, Focused Growth, Intermediate Income, Small Company Opportunity, Special Value, Stock Index and Value Funds may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association, an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was approved by the Board. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940
Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board. The Established Value Fund will limit its securities lending to 20% of its total assets and each of the other Funds listed above will limit its securities lending to 33-1/3% of total assets.

Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies. In addition to the principal strategies described in the Prospectuses, certain Funds may engage in the secondary investment strategies outlined below.

o     The   Balanced   Fund  may  invest  up  to  5%  of  its  total  assets  in
      investment-grade municipal obligations.

o Each of the Balanced, Fund for Income, National Municipal Bond and Ohio Municipal Bond Funds may, but is not required to, use derivative instruments.

o Each of the Diversified Stock and Value Funds may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

o The Focused Growth Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations.

o The Convertible Fund may invest up to 35% of its total assets in corporate debt securities, common stock, U.S. government securities and high-quality short-term debt obligations, preferred stock and repurchase agreements; and up to 10% of its total assets in foreign debt and equity securities.

o The Established Value Fund may invest up to 20% of its total assets in short-term U.S. government obligations, repurchase agreements, short-term debt obligations and investment grade debt securities.

o The Intermediate Income Fund may invest up to 35% of its total assets in high-quality, short-term debt obligations; up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations; and in international bonds, foreign securities and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.

o The Real Estate Fund may invest up to 20% of its total assets in securities of foreign real estate companies and ADRs; and may, but is not required to, use derivative instruments.

o The Small Company Opportunity Fund may invest up to 20% of its total assets in: equity securities of larger companies (those with market capitalizations in the top 20% of the 5,000 largest U.S. companies), investment-grade securities, preferred stocks, short-term debt obligations and repurchase agreements.

o The Special Value Fund may invest up to 20% of its total assets in investment-grade debt securities and preferred stocks; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. With respect to the Money Market Funds, a "Business Day" is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Money Market Funds.

Use of the Amortized Cost Method. Each Money Market Fund uses the amortized cost method to determine its NAV. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Monitoring Procedures. The Board also has established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5% ($0.005), Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Board or its delegate must determine that the instruments are of comparable quality.

The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, that generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount that may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount that it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, any unrealized appreciation or depreciation of the portfolio affects neither the amount of daily income nor the NAV.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Fixed Income Funds.

Investment securities held by the Fixed Income Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity and Specialty Funds.

Each equity security held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq's Automated Confirmation Transaction ("ACT") System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq's ACT System is valued at the Nasdaq Official Closing Price ("NOCP"). Convertible debt securities are valued in the same manner as any equity security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be
determined   without  exclusive  reliance  on  quoted  prices  and  may  reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

Money Market Funds.

Performance for a class of shares of a Money Market Fund depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates on money market instruments; changes in Fund (class) expenses; and the relative amount of Fund (class) cash flow. From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

      o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

      o     multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees.

Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

      o     adding 1 to the base period return;
      o     raising the sum to the 365/7th power; and
      o     subtracting 1 from the result.

Tax Equivalent Yield and Tax Equivalent Effective Yield. The Tax-Free Money Market and Ohio Municipal Money Market Funds also may advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of a Fund's yield that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the yield of a Fund that is not tax-exempt. The tax equivalent effective yield for a Fund is computed by dividing that portion of the effective yield of the Fund that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of a Fund that is not tax-exempt.

The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Free Money Market and Ohio Municipal Money Market will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any) and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price.

In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Equity, Specialty and Fixed Income Funds (the "Non-Money Market Funds").

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in each class of Non-Money Market Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)6 - 1]
                                           ---
                                           cd

 The symbols above represent the following factors:

      a =   dividends and interest earned during the 30-day period.
      b =   expenses   accrued   for  the   period   (net  of  any   expense
            reimbursements).
      c =   the  average  daily  number of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d =   the maximum  offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield of the Class  = Dividends of the Class for a Period of One-Year
                               -------------------------------------------------
                               Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Tax Equivalent Yield. The Tax-Exempt Fixed Income Funds also may advertise a "tax equivalent yield." Tax equivalent yield will be computed by dividing that portion of a Fund's yield that is tax-exempt (assuming no deduction for state taxes paid) by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

Total Returns -- General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the Prospectuses.

Total Returns Before Taxes. The "average annual total return before taxes" of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return Before Taxes
                  -------
                      P

Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:

                  (ATVD/P)1/n-1 = Average Annual Total Return After Taxes on
                                  Distributions

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                  (ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on
                                   Distributions and Redemptions

The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

                  ATVDR - P = Total Return After Taxes on Distributions and
                       ----   Redemptions
                     P

From time to time the Non-Money Market Funds also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or CDSCs) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the Prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds' total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund may also include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch and Salomon Smith Barney, in publications. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

In addition, advertisements and sales literature may refer to the National Association of Insurance Commissioners approved list of direct obligations/full faith and credit exempt money market funds (the "NAIC List"). The Federal Money Market and Gradison Government Reserves Funds are on the NAIC List. Inclusion on the NAIC List reflects a Fund's ability to maintain at all times: (1) a rating of "Am" or better from S&P or a rating of "A" or better from Moody's or an equivalent or better rating from another NRSRO; (2) a constant NAV of $1.00 and the payment of redemption proceeds in no more than seven days; and (3) investments of at least 95% of its total assets in U.S. government securities, shorts term debt instruments, class 1 bonds and collateralized repurchase agreements comprised of such obligations. Each of these Funds is rated AAAm by S&P.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") And Valuing Portfolio Securities" is subject to change. When the NYSE is closed (and in the case of the Money Market Funds, when the Federal Reserve Bank of Cleveland is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Funds reserve the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at each Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Purchasing Shares.

Alternative Sales Arrangements -- Class A, C and R Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. Victory Capital Advisers, Inc., the Funds' distributor (the "Distributor"), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under "Advisory and Other Contracts -- Class C and Class R Shares Rule 12b-1 Plan." There is no conversion feature applicable to Class C shares. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial or deferred sales charges are imposed on Class R shares. Except for the Stock Index Fund, which does not pay any Rule 12b-1 fees, Class R shares are subject to the Rule 12b-1 fees described in this SAI under "Advisory and Other Contracts -- Class C and Class R Share Rule 12b-1 Plan." There is no conversion feature applicable to Class R shares. Distributions paid to holders of a Fund's Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Balanced, Diversified Stock, Established Value, Focused Growth, Real Estate Small Company Opportunity, Special Value, Stock Index and Value Funds.

--------------------------------------------------------------------------------
                               Initial Sales Charge:   Concession to Dealers:
         Amount of Purchase     % of Offering Price      % of Offering Price
--------------------------------------------------------------------------------
     Up to $49,999                       5.75%                      5.00%
--------------------------------------------------------------------------------
     $50,000 to $99,999                  4.50%                      4.00%
--------------------------------------------------------------------------------
     $100,000 to $249,999                3.50%                      3.00%
--------------------------------------------------------------------------------
     $250,000 to $499,999                2.50%                      2.00%
--------------------------------------------------------------------------------
     $500,000 to $999,999                2.00%                      1.75%
--------------------------------------------------------------------------------
     $1,000,000 and above*               0.00%                         **
--------------------------------------------------------------------------------

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Convertible, Fund for Income, Intermediate Income, National Municipal Bond and Ohio Municipal Bond Funds.

--------------------------------------------------------------------------------
         Amount of Purchase   Initial Sales Charge:    Concession to Dealers:
                               % of Offering Price       % of Offering Price
--------------------------------------------------------------------------------
     Up to $49,999                      2.00%                       1.50%
--------------------------------------------------------------------------------
     $50,000 to $99,999                 1.75%                       1.25%
--------------------------------------------------------------------------------
     $100,000 to $249,999               1.50%                       1.00%
--------------------------------------------------------------------------------
     $250,000 to $499,999               1.25%                       0.75%
--------------------------------------------------------------------------------
     $500,000 to $999,999               1.00%                       0.50%
--------------------------------------------------------------------------------
     $1,000,000 and above*              0.00%                          **
--------------------------------------------------------------------------------

*        There is no initial  sales  charge on  purchases of $1 million or more;
         however a sales concession and/or advance of a shareholder service fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current  purchase  amount if the cumulative  prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

         A CDSC of up to 1% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various broker-dealers in connection with the sale or servicing of Fund shares sold or held through those broker-dealers. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. The following table summarizes these arrangements as of December 31, 2004.


                                                             Maximum Annual Fee as a
                                                             Percentage of Fund Average Daily
Broker-Dealer                                                Net Assets                         Aggregate Amount Paid during 2004
------------------------------------------------------------ ---------------------------------- ----------------------------------
Benefits Corp Equity                                                  0.25%                                        $0
------------------------------------------------------------ ---------------------------------- ----------------------------------
Charles Schwab & Co.                                                  0.15%                                   140,482
------------------------------------------------------------ ---------------------------------- ----------------------------------

                                                             Maximum Annual Fee as a
                                                             Percentage of Fund Average Daily
Broker-Dealer                                                Net Assets                         Aggregate Amount Paid during 2004
------------------------------------------------------------ ---------------------------------- ----------------------------------
Charles Schwab & Co. (Retirement Plan Services)                       0.25%                                   161,114
------------------------------------------------------------ ---------------------------------- ----------------------------------
Edgewood Services, Inc.                                               0.20%                                    13,064
------------------------------------------------------------ ---------------------------------- ----------------------------------
Fidelity Brokerage Services/National Financial Services               0.10%                                    89,823
Corp. (Fidelity Investements Advisors Group)
------------------------------------------------------------ ---------------------------------- ----------------------------------
Fidelity Brokerage Services/National Financial Services               0.15%                                     9,604
Corp. (Fidelity Investments Institutional Brokerage Group)
------------------------------------------------------------ ---------------------------------- ----------------------------------
Fifth Third Bank                                                      0.25%                                    (in MSCS, below)
------------------------------------------------------------ ---------------------------------- ----------------------------------
Gold K                                                                0.25%                                       293
------------------------------------------------------------ ---------------------------------- ----------------------------------
Invesco                                                               0.25%                                     8,537
------------------------------------------------------------ ---------------------------------- ----------------------------------
Legg Mason                                                            0.10%                                     4,635
------------------------------------------------------------ ---------------------------------- ----------------------------------
Linsco Private Ledger                                                 0.25%                                     5,658
------------------------------------------------------------ ---------------------------------- ----------------------------------
McDonald Investments                                                  0.30%                                   731,728
------------------------------------------------------------ ---------------------------------- ----------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc. (Institutional)             0.20%                                   274,345
------------------------------------------------------------ ---------------------------------- ----------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc. (Retail)                    0.25%                                   448,435
------------------------------------------------------------ ---------------------------------- ----------------------------------
Merrill Lynch -- Howard Johnson DT                                     0.35%                                   492,911
------------------------------------------------------------ ---------------------------------- ----------------------------------
Mid Atlantic Capital                                                  0.25%                                     5,591
------------------------------------------------------------ ---------------------------------- ----------------------------------
MSCS Financial Services                                               0.25%                                    50,254
------------------------------------------------------------ ---------------------------------- ----------------------------------
Nationwide Investment Services Corp.                                  0.15%                                    84,930
------------------------------------------------------------ ---------------------------------- ----------------------------------
NY Life Investment Management Services                                0.25%                                         0
------------------------------------------------------------ ---------------------------------- ----------------------------------
Pershing                                                              0.15%                                    25,402
------------------------------------------------------------ ---------------------------------- ----------------------------------
PFPC Distributors Inc.                                                0.15%                                    31,357
------------------------------------------------------------ ---------------------------------- ----------------------------------
Prudential Investment Management Services, LLC/Prudential             0.05%                                     2,175
Investments, LLC (PruChoice)
------------------------------------------------------------ ---------------------------------- ----------------------------------
Raymond James*                                                        0.10%                                    15,545
------------------------------------------------------------ ---------------------------------- ----------------------------------
SEI Investment Dist. (Treasury Point)                                 0.05%                                        36
------------------------------------------------------------ ---------------------------------- ----------------------------------
UBS Paine Webber                                                      0.05%                                    18,202
------------------------------------------------------------ ---------------------------------- ----------------------------------

---------------
*     Plus a $15,000 annual fee


------------------------------------------------------------ ---------------------------------- ----------------------------------
Broker-Dealer                                                     Other Fee Arrangement           Aggregate Amount Paid during 2004
------------------------------------------------------------ ---------------------------------- ----------------------------------
Associated Securities Corp.                                           $20/trade for trades of                     $0
                                                                      $5,000 or more
------------------------------------------------------------ ---------------------------------- ----------------------------------


In addition to the payments described above, the Adviser (or its affiliates), from their own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. For the year ended December 31, 2004, the Adviser (or its affiliates) paid (or reimbursed the Distributor for paying) a total of $1,813,271 to non-broker dealers in connection with the sale or servicing of Fund shares.

The Money Market Funds and Class R shares of the Funds do not impose initial or deferred sales charges on their shares. Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An "Investment Professional" is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under the following programs:

o Retirement Plans. Qualified retirement plans with plan assets greater than $5,000,000 and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge. (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

      Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

      A CDSC of up to 1% may be imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

o Service Providers. Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

o Employees of KeyCorp and its Affiliates may purchase Class A shares of the Funds at NAV without paying a sales load.

o Combined Purchases. When you invest in Class A shares of the Trust, excluding Funds that do not impose a sales charge, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse (including life partner) and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

o Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day's NAV, to the amount of your new purchase, valued at the current offering price.

o Letter of Intent. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent
      (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

      You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

      If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

o General. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Sample Calculation of Maximum Offering Price.

Each Money Market Fund is sold and redeemed at NAV (usually $1.00), without any initial sales charges or CDSCs. Class A shares of the Equity Funds and the Balanced and Real Estate Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds and the Convertible Fund are sold with a maximum initial sales charge of 2.00%.* Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Non-Money Market Fund, using the Fund's relevant NAV as of October 31, 2004.

Class A Shares of the Equity Funds and the Balanced and Real Estate Funds.


----------------------------------- -------------------------- ----------------------------- -------------------------
Fund                                NAV and redemption price   Maximum sales charge (5.75%    Maximum offering price
                                        per Class A share           of offering price)              to public
----------------------------------- -------------------------- ----------------------------- -------------------------
Balanced                                          $12.08                         $0.74                    $12.82
----------------------------------- -------------------------- ----------------------------- -------------------------
Diversified Stock                                  15.36                          0.94                     16.30
----------------------------------- -------------------------- ----------------------------- -------------------------
Established Value                                  27.91                          1.70                     29.61
----------------------------------- -------------------------- ----------------------------- -------------------------
Focused Growth                                     10.19                          0.62                     10.81
----------------------------------- -------------------------- ----------------------------- -------------------------
Real Estate                                        18.34                          1.12                     19.46
----------------------------------- -------------------------- ----------------------------- -------------------------
Small Company Opportunity                          30.09                          1.84                     31.93
----------------------------------- -------------------------- ----------------------------- -------------------------
Special Value                                      13.15                          0.80                     13.95
----------------------------------- -------------------------- ----------------------------- -------------------------
Stock Index                                        16.78                          1.02                     17.80
----------------------------------- -------------------------- ----------------------------- -------------------------
Value                                              12.85                          0.78                     13.63
----------------------------------- -------------------------- ----------------------------- -------------------------

---------------
* A CDSC of 1.00% is imposed on certain redemptions of Class A shares, as described above.

Class A Shares of the Convertible and the Fixed Income Funds.

----------------------------------- -------------------------- ----------------------------- -------------------------
Fund                                NAV and redemption price   Maximum sales charge (2.00%    Maximum offering price
                                        per Class A share           of offering price)              to public
----------------------------------- -------------------------- ----------------------------- -------------------------
Convertible                                       $11.96                         $0.24                    $12.20
----------------------------------- -------------------------- ----------------------------- -------------------------
Fund for Income                                    12.56                          0.26                     12.82
----------------------------------- -------------------------- ----------------------------- -------------------------
Intermediate Income                                 9.89                          0.20                     10.09
----------------------------------- -------------------------- ----------------------------- -------------------------
National Municipal Bond                            11.06                          0.23                     11.29
----------------------------------- -------------------------- ----------------------------- -------------------------
Ohio Municipal Bond                                12.07                          0.25                     12.32
----------------------------------- -------------------------- ----------------------------- -------------------------

Class C Shares of Certain Funds.

----------------------------------------- ------------------------------------------
Fund                                           Class C NAV, offering price and
                                             redemption price per Class C share
----------------------------------------- ------------------------------------------
Balanced                                                   $12.06
----------------------------------------- ------------------------------------------
Diversified Stock                                           15.24
----------------------------------------- ------------------------------------------
Focused Growth                                              10.11
----------------------------------------- ------------------------------------------
Fund for Income                                             12.53
----------------------------------------- ------------------------------------------
Real Estate                                                 18.28
----------------------------------------- ------------------------------------------
Special Value                                               13.01
----------------------------------------- ------------------------------------------
Value                                                       12.83
----------------------------------------- ------------------------------------------

Class R Shares of Certain Funds.

----------------------------------------- ------------------------------------------
Fund                                           Class R NAV, offering price and
                                             redemption price per Class R share
----------------------------------------- ------------------------------------------
Balanced                                                   $12.09
----------------------------------------- ------------------------------------------
Diversified Stock                                           15.24
----------------------------------------- ------------------------------------------
Established Value                                           27.80
----------------------------------------- ------------------------------------------
Focused Growth                                              10.17
----------------------------------------- ------------------------------------------
Fund for Income                                             12.56
----------------------------------------- ------------------------------------------
Real Estate                                                 18.29
----------------------------------------- ------------------------------------------
Small Company Opportunity                                   29.66
----------------------------------------- ------------------------------------------
Special Value                                               13.00
----------------------------------------- ------------------------------------------
Stock Index                                                 16.77
----------------------------------------- ------------------------------------------
Value                                                       12.83
----------------------------------------- ------------------------------------------

Redeeming Shares.

      Contingent Deferred Sales Charge -- Class A and C Shares. No CDSC is imposed on:

      o the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the

            CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

      o redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      o certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

      o     distributions   resulting  as  a  result  of  a  Qualified  Domestic
            Relations Order or Domestic Relations Order required by a court settlement;

      o redemptions of shares by the investor where the investor's dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

      o amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

      o Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains dividends annually. The Money Market Funds declare dividends daily and pay them monthly. Each of the Balanced Fund and the Fixed Income Funds declares and pays dividends monthly. Each of the Equity Funds and each of the Convertible and Real Estate Funds declares and pays dividends quarterly.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES.

Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carryforwards are subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for November 2004 is 4.51%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below. The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of October 31, 2004 (amount in thousands).


------------------------------------- ----------------------------------------- --------------------------------------
                Fund                   Approximate Capital Loss Carryforward             Year of Expiration
------------------------------------- ----------------------------------------- --------------------------------------
Balanced                                                       $2,615                                   2010
                                                               12,138                                   2011
------------------------------------- ----------------------------------------- --------------------------------------
Convertible Fund                                                3,273                                   2010
                                                                  224                                   2011
------------------------------------- ----------------------------------------- --------------------------------------
Diversified Stock                                              10,539                                   2010
                                                               21,464                                   2011
------------------------------------- ----------------------------------------- --------------------------------------
Focused Growth                                                     23                                   2012
------------------------------------- ----------------------------------------- --------------------------------------
Fund for Income                                                 2,523                                   2006
                                                                2,882                                   2007
                                                                3,017                                   2008
                                                                  691                                   2009
                                                                1,886                                   2010
                                                                6,735                                   2011
                                                               14,068                                   2012
------------------------------------- ----------------------------------------- --------------------------------------
Intermediate Income                                               921                                   2006
                                                                4,271                                   2007
                                                                1,915                                   2008
                                                                1,297                                   2010
------------------------------------- ----------------------------------------- --------------------------------------
Ohio Municipal Money Market                                         5                                   2007
------------------------------------- ----------------------------------------- --------------------------------------
Stock Index                                                    64,267                                   2010
------------------------------------- ----------------------------------------- --------------------------------------
                                                                5,337                                   2011
------------------------------------- ----------------------------------------- --------------------------------------
Tax-Free Money Market                                               4                                   2006
                                                                   27                                   2007
                                                                   71                                   2008
                                                                    3                                   2009
------------------------------------- ----------------------------------------- --------------------------------------
Value                                                          10,519                                   2010
                                                               31,028                                   2011
------------------------------------- ----------------------------------------- --------------------------------------


In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (for Fund taxable years beginning after October 22, 2004) net income from interests in qualified publicly traded partnerships (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code sections 1291 through 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and
(4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the Income Requirement described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or (for Fund taxable years beginning after October 22, 2004) the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is (i) a PFIC, or (ii) a foreign personal holding company or a foreign investment company (for taxable years that begin on or before December 31, 2004), will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds' share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the "Tax-Exempt Funds") intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings. Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in tax preference items.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a
Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares.

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. If the NAV of a Money Market Fund varies from $1.00 per share and, for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2005, 2006 or 2007. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

TRUSTEES AND OFFICERS.

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. In addition, there are three Advisory Trustees who participate in Board and Committee meetings but may not vote on actions taken by the Board or the Committees.

The following tables list the Trustees and Advisory Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee and Advisory Trustee oversees 21 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee and Advisory Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's and Advisory Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

                                  Position          Date                                                     Other
                                  Held with       Commenced           Principal Occupation            Directorships Held in
Name and Age                      the Trust        Service             During Past 5 Years              Public Companies
-------------                     ---------        -------             -------------------              ----------------
Mr. Nigel D. T. Andrews, 57       Vice Chair    August 2002    Retired (since 2001); Managing       Great Lakes Chemical
                                  and Trustee                  Director (2000-2001), Internet       Corporation; Old Mutual plc.
                                                               Capital Group (venture capital);
                                                               Executive Vice President
                                                               (1993-2000), GE Capital (financial
                                                               services).



                                  Position          Date                                                     Other
                                  Held with       Commenced           Principal Occupation            Directorships Held in
Name and Age                      the Trust        Service             During Past 5 Years              Public Companies
-------------                     ---------        -------             -------------------              ----------------
Ms. Frankie D. Hughes, 52         Trustee       March 2000;    Principal and Chief Investment       None.
                                                Advisory       Officer, Hughes Capital
                                                Trustee,       Management, Inc. (fixed income
                                                January 1999   asset management).
                                                to March 2000

Ms. Lyn Hutton, 55                Trustee       March 2002     Executive Vice President and Chief   Chittenden Corporation.
                                                               Investment Officer, The Commonfund
                                                               for Nonprofit Organizations (since
                                                               January 2003); Vice President and
                                                               Chief Financial Officer, John D. &
                                                               Catherine T. MacArthur Foundation
                                                               (grant making) (June 1998-December
                                                               2002).

Dr. Thomas F. Morrissey, 70       Trustee       November 1994  Professor (Emeritus since 2004),     None.
                                                               Weatherhead School of Management,
                                                               Case Western Reserve University.

Ms. Karen F. Shepherd, 64         Trustee       August 2002    Member, Shepherd Properties, LC      UBS Bank USA.
                                                               and Vincent Shepherd Investments,
                                                               LC (real estate investments);
                                                               EMILY's List (political action
                                                               committee) (2002-2003); U.S.
                                                               Executive Director (1996-2002),
                                                               European Bank for Reconstruction
                                                               and Development.

Mr. Frank A. Weil, 74             Trustee       December 1997  Chairman, Abacus & Associates,       None.
                                                               Inc. (private investment firm).

Mr. Leigh A. Wilson, 60           Chair and     November 1994  Chief Executive Officer, New         Chair, PBHG Funds (18
                                  Trustee                      Century Living, Inc. (full service   portfolios).
                                                               independent living for senior
                                                               citizens); Director, The Mutual
                                                               Fund Directors  Forum, since 2004.

      Interested Trustee.*

                                  Position          Date                                                     Other
                                  Held with       Commenced           Principal Occupation           Directorships Held in
Name and Age                      the Trust        Service             During Past 5 Years              Public Companies
------------                      ---------        -------             -------------------              ----------------
Mr. Roger Noall, 69               Trustee       December 1997  Retired (since February 2000);       Alleghany Corporation.
                                                               Executive (1997-2000), KeyCorp.

---------------
* Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Advisory Trustees.

                                 Position           Date                                                     Other
                                 Held with        Commenced           Principal Occupation           Directorships Held in
Name and Age                     the Trust         Service             During Past 5 Years              Public Companies
------------                     ---------         -------             -------------------              ----------------
Mr. David Brooks Adcock, 53      Advisory      February 2005   General Counsel, Duke University     Durham Casualty Co.,
                                 Trustee                       and Duke University Health System.   Ltd.

Ms. E. Lee Beard, 53             Advisory      February 2005   President/Owner (since 2003) ELB     None.
                                 Trustee                       Consultants; President, Chief
                                                               Executive Officer and Director
                                                               (1998-2003) Northeast Pennsylvania
                                                               Financial Corp. (full service
                                                               financial services); President,
                                                               Chief Executive Officer and Director
                                                               (1993-2003), First Federal Bank (full
                                                               service financial services).

Ms. Jakki L. Haussler, 47        Advisory      February 2005   Chairman and Chief Executive         None.
                                 Trustee                       Officer, Opus Capital Management,
                                                               Inc.(asset management); Partner
                                                               (since 2002), Adena Ventures,LP
                                                               (venture capital); Managing Director
                                                               (since 2001), Capvest Venture
                                                               Fund, LP (venture capital).


The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee, a Board Governance and Nominating Committee, an Agenda Committee and an Oversight Committee.

The members of the Investment Committee are Mr. Andrews (Chair), Ms. Shepherd (Vice Chair), Ms. Haussler, Ms. Hughes and Ms. Hutton. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Business and Legal Committee are Mr. Weil (Chair), Mr. Adcock, Ms. Beard, Dr. Morrissey and Mr. Noall. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Dr. Morrissey (Chair), Mr. Adcock, Ms. Beard and Mr. Weil. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Governance and Nominating Committee consists of Mr. Andrews (Chair), Ms. Hughes, Ms. Hutton, Dr. Morrissey, Ms. Shepherd, Mr. Weil and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Funds or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Funds or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Oversight Committee consists of the Chair of the Board, the Chair of the Audit Committee and another Trustee, as determined annually on a rotating basis. Currently, Mr. Wilson, Dr. Morrissey and Mr. Adcock serve on this Committee. The primary purpose of the Oversight Committee is to address issues involving conflicts of interest, ethics or other issues that may involve more than one Board Committee. The Oversight Committee also serves as the Qualified Legal Compliance Committee.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2004, the Board held five regular, two special and two telephonic meetings. Each of the Investment, Audit and Board Governance and Nominating Committees held five meetings, and the Business and Legal Committee held four meetings. The Oversight and Agenda Committees did not meet during this period.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees and the Advisory Trustees as of December 31, 2004. No Independent Trustee or Advisory Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of January 31, 2005, the Trustees, Advisory Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.

                                                                             Aggregate Dollar Range of Ownership of
                                                                                      Shares of All Series
     Trustee          Dollar Range of Beneficial Ownership of Fund Shares          of the Victory Fund Complex
     -------          ---------------------------------------------------          ---------------------------
Mr. Andrews         Diversified Stock: Over $100,000                                    Over $100,000

Ms. Hughes          Prime Obligations: $50,001 -- $100,000                              $50,001 -- $100,000

Ms. Hutton          Prime Obligations: $10,001 -- $50,000                               $10,001 -- $50,000
                    Diversified Stock: $1 -- $10,000
                    Value: $1 -- $10,000

Dr. Morrissey       Diversified  Stock:  Over  $100,000                                 Over $100,000
                    Federal Money Market: $1 -- $10,000
                    Ohio Municipal Money Market: $50,001 -- $100,000
                    Stock Index: $50,001 -- $100,000

Ms. Shepherd        Diversified Stock: $1 -- $10,000                                    Over $100,000
                    Gradison Government Reserves: $50,001 -- $100,000
                    Prime Obligations: $50,001 -- $100,000

Mr. Weil            None                                                                None

Mr. Wilson          Convertible: Over $100,000                                          Over $100,000
                    Diversified Stock: Over $100,000
                    Special Value: Over $100,000

Interested Trustee.


                                                                             Aggregate Dollar Range of Ownership of
                                                                                      Shares of All Series
     Trustee          Dollar Range of Beneficial Ownership of Fund Shares          of the Victory Fund Complex
     -------          ---------------------------------------------------          ---------------------------

Mr. Noall           Small Company Opportunity: $50,001 -- $100,000                      Over $100,000
                    Special Value: $50,001 - $100,000
                    Value: $10,001 -- $50,000

Advisory Trustees.

                                                                             Aggregate Dollar Range of Ownership of
                                                                                      Shares of All Series
     Trustee         Dollar Range of Beneficial Ownership of Fund Shares          of the Victory Fund Complex
     -------         ---------------------------------------------------          ---------------------------
Mr. Adcock          None                                                                None

Ms. Beard           Diversified Stock: $10,001 -- $50,000                               $10,001 -- $50,000

Ms. Haussler        None                                                                None

Remuneration of Trustees and Certain Executive Officers.

During the fiscal year ended October 31, 2004, the Trust paid each Trustee an annual fee of $40,000 for overseeing the operations of each Fund of the Trust and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). Effective January 1, 2005, the Victory Fund Complex pays each Trustee and Advisory Trustee an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). For each additional meeting of the Board, above five, the Complex pays each Trustee and Advisory Trustee $3,000 ($1,500 for a telephone meeting). For any special Sub-Committee meetings, participating Trustees and Advisory Trustees receive $1,000. Also effective January 1, 2005, the Chair receives an additional annual retainer of $50,000.

The following table indicates the compensation received by each Trustee and Advisory Trustee from the Trust and the Victory Fund Complex for the fiscal year ended October 31, 2004. As of October 31, 2004, there were 26 mutual funds in the Victory Fund Complex for which the Trustees and Advisory Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustees.

Independent Trustees.


                                                                Total Compensation from
       Trustee        Aggregate Compensation From the Trust    the Victory Fund Complex
       -------        -------------------------------------    ------------------------
Mr. Andrews                         $73,500                           $80,625
Ms. Hughes                           66,750                            73,125
Ms. Hutton                           69,000                            75,625
Eugene J. McDonald*                  69,000                            75,625
Dr. Morrissey                        71,250                            78,125
Ms. Shepherd                         73,500                            80,625
Mr. Weil                             69,000                            75,625
Mr. Wilson                           84,300                            91,425


---------------
*  Mr. McDonald resigned from the Board on October 27, 2004.

Interested Trustees.



                                                                Total Compensation from
       Trustee        Aggregate Compensation From the Trust    the Victory Fund Complex
       -------        -------------------------------------    ------------------------
Mr. Noall                           $73,500 (deferred)                $80,625
Donald E. Weston**                   49,195                            50,604

Advisory Trustees.

                                                                Total Compensation from
       Trustee        Aggregate Compensation From the Trust    the Victory Fund Complex
       -------        -------------------------------------    ------------------------
Mr. Adcock#                         N/A                               N/A
Ms. Beard#                          N/A                               N/A
Ms. Haussler#                       N/A                               N/A

Deferred Compensation

In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex. Such amounts are held in accounts that mirror the performance of the Funds, as selected by the Trustee. Currently, only Mr. Noall has elected to defer a portion of his compensation as a Trustee under this program. As of December 31, 2004 the value of Mr. Noall's deferred compensation was equal to approximately $161,000 as if invested in the Stock Index Fund and $150,000 as if invested in the Diversified Stock Fund.

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

                                               Date
                               Position with   Commenced
  Name and Age                 the Trust       Service         Principal Occupation During Past 5 Years
  ------------                 ---------       -------         ----------------------------------------
  Ms. Kathleen A. Dennis, 51   President       May 2002        Senior Managing Director of the Adviser.

  Ms. Irimga McKay, 45         Vice President  December 1998   Senior Vice President,  Client  Services,  BISYS Fund
                                                               Services.

  Ms. Cynthia Lee Lindsey, 46  Secretary       December 2002   Director of Client  Services (since October 2002) and
                                                               Director  of  Securities  Lending  (November  1997 to
                                                               October 2002), BISYS Fund Services.

  Mr. Jay G. Baris, 51         Assistant       December 1997   Partner, Kramer Levin Naftalis & Frankel LLP.
                               Secretary

  Ms. Alaina Metz, 37          Assistant       December 1996   Chief Administrative Officer, BISYS Fund Services.
                               Secretary

---------------

**    Mr. Weston resigned from the Board on May 18, 2004.

# Mr. Adcock, Ms. Beard and Ms. Haussler commenced service as Advisory Trustees on February 10, 2005.

                                               Date
                               Position with   Commenced
  Name and Age                 the Trust       Service         Principal Occupation During Past 5 Years
  ------------                 ---------       -------         ----------------------------------------

  Mr. Arthur A. Jensen, 38     Treasurer       February 2005   Vice  President  of  Financial  Services,  BISYS Fund
                                                               Services, since June 2001; Section Manager,  Northern
                                                               Trust Company, from 1999 to June 2001.

  Mr. Christopher E. Sabato,   Assistant       February  2005  Director of Financial Services,  BISYS Fund Services.
  36                           Treasurer

  Mr. Martin R. Dean, 40       Assistant       December 2003   Vice President, Compliance Services, BISYS Fund
                               Vice President                  Services.
                               and Anti-Money
                               Laundering
                               Compliance
                               Officer

  Ms. Karen F. Haber, 52       Chief           August 2004     Chief Compliance  Officer of the Trust,  since August
                               Compliance                      2004;  Managing  Director of the Adviser until August
                               Officer                         2004.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Fund's most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of December 31, 2004, KeyCorp had an asset base of approximately $90.7 billion, with banking and trust and investment offices throughout the United States. McDonald Investments Inc., a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets. Effective January 1, 2005, certain Funds will operate under more favorable "breakpoint schedules" with respect to the calculation of these fees, as noted in the following tables. (As noted below, the Stock Index Fund's current breakpoint schedule became effective on March 1, 2004.)


Equity Funds

---------------------------------- ---------------------------------------- -----------------------------------------
                                   Advisory Fee
Fund                               Effective January 1, 2005                Prior Advisory Fee
---------------------------------- ---------------------------------------- -----------------------------------------
Diversified Stock                  0.65% on the first $800 million,         0.65% on the first $800 million and
                                   0.60% on the next  $1.6  billion  and    0.60% on assets in excess of $800 million
                                   0.55% on assets in excess of $2.4
                                   billion
---------------------------------- ---------------------------------------- -----------------------------------------
Established Value                  0.65% on the first $100 million,         No change
                                   0.55% on the next $100  million and
                                   0.45% on assets in excess of $200
                                   million
---------------------------------- ---------------------------------------- -----------------------------------------
Focused Growth                     0.75% on the first $400 million, 0.65%   No change
                                   on the next $400  million and 0.60%
                                   on assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------
Small Company  Opportunity         0.65% on the first $100 million, 0.55%   No  change
                                   on the next  $100 million and 0.45%
                                   on assets in excess of $200 million
---------------------------------- ---------------------------------------- -----------------------------------------
Special Value                      0.75% on the first $400 million, 0.65%   No change
                                   on the next $400  million and 0.60%
                                   on assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------
Stock Index                        0.25% on the first $400 million,  0.20%  No change
                                   on the next $400  million and 0.15%
                                   on assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------
Value                              0.75% on the  first  $400  million,      No change
                                   0.65% on the next $400  million and
                                   0.60% on assets in excess of $800
                                   million
---------------------------------- ---------------------------------------- -----------------------------------------

Specialty Funds

---------------------------------- ---------------------------------------- -----------------------------------------
Fund                               Advisory Fee                             Prior Advisory Fee
                                   Effective January 1, 2005
---------------------------------- ---------------------------------------- -----------------------------------------
Balanced                           0.60% on the first $400 million, 0.55%   0.70% on the first $400 million,
                                   on the next $400 million and 0.50%       0.65% on the next $400 million and
                                   on assets in excess of $800              0.60% assets in excess of $800 million
                                   million
---------------------------------- ---------------------------------------- -----------------------------------------
Convertible                        0.75% on the first $400 million, 0.65%   0.75% on all Fund assets
                                   on the next $400 million and 0.60% on
                                   assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------
Real Estate                        0.80%                                    No change
---------------------------------- ---------------------------------------- -----------------------------------------

Taxable Fixed-Income Funds

---------------------------------- ---------------------------------------- -----------------------------------------
Fund                               Advisory Fee                             Prior Advisory Fee
                                   Effective January 1, 2005
---------------------------------- ---------------------------------------- -----------------------------------------
Fund for Income                    0.50% on the first $400 million, 0.45%   0.50% on all Fund assets
                                   on the next $400 million and 0.40% on
                                   assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------
Intermediate Income                0.50% on the first $400 million, 0.45%   0.75% on all Fund assets
                                   on the next $400 million and 0.40% on
                                   assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------

Tax-Exempt Fixed-Income Funds

---------------------------------- ---------------------------------------- -----------------------------------------
Fund                               Advisory Fee                             Prior Advisory Fee
                                   Effective January 1, 2005
---------------------------------- ---------------------------------------- -----------------------------------------
National Municipal Bond            0.55% on the first $400 million, 0.50%   0.55% on all Fund assets
                                   on the next $400 million and 0.45% on
                                   assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------
Ohio Municipal Bond                0.55% on the first $400 million, 0.50%   0.60% on all Fund assets
                                   on the next $400 million and 0.45% on
                                   assets in excess of $800 million
---------------------------------- ---------------------------------------- -----------------------------------------

Money Market Funds

---------------------------------- ---------------------------------------- -----------------------------------------
Fund                               Advisory Fee                             Prior Advisory Fee
                                   Effective January 1, 2005
---------------------------------- ---------------------------------------- -----------------------------------------
Federal Money Market               0.25% on the first $1.5 billion, 0.20%   0.25% on all Fund assets
                                   on the next $1.5 billion and 0.15% on
                                   assets in excess of $3 billion
---------------------------------- ---------------------------------------- -----------------------------------------
Financial Reserves                 0.50%                                    No change
---------------------------------- ---------------------------------------- -----------------------------------------
Gradison Government Reserves       0.40% on the first $3 billion, 0.30%     0.50%  on  the  first  $400
                                   on the next $500 million and 0.25% on    million,  0.45% on the next
                                   assets in excess of $3.5 billion         on the next $600 million, 0.40%
                                                                            on the next $1 billion and 0.35% on
                                                                            assets in excess of $2 billion
---------------------------------- ---------------------------------------- -----------------------------------------
Institutional Money Market         0.20% on the first $1.5 billion,         0.20% on all Fund assets
                                   0.17% on the next $1.5 billion and
                                   0.15% on assets in excess of $3 billion
---------------------------------- ---------------------------------------- -----------------------------------------
Ohio Municipal Money Market        0.45% on the first $600 million, 0.35%   0.50% on all Fund assets
                                   on the next $600 million and 0.25% on
                                   assets in excess of $1.2 billion
---------------------------------- ---------------------------------------- -----------------------------------------
Prime Obligations                  0.35% on the first $1.5 billion, 0.30%   0.35% on all Fund assets
                                   on the next $500 million, 0.25% on the
                                   next $500 million and 0.20% on assets
                                   in excess of $2.5 billion
---------------------------------- ---------------------------------------- -----------------------------------------
Tax-Free Money Market              0.35% on the first $600 million, 0.30%   0.35% on all Fund assets
                                   on the next $600 million and 0.25% on
                                   assets in excess of $1.2 billion
---------------------------------- ---------------------------------------- -----------------------------------------

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the "Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information -- Miscellaneous") and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder. For the three fiscal years ended October 31, 2004, the Adviser earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

 ----------------------------------------------------------------------------------------------------------------
           Fund                      2004                         2003                         2002
 ----------------------------------------------------------------------------------------------------------------
                            Fees Paid        Fee         Fees Paid     Fee          Fees Paid    Fee Reduction
                                          Reduction                    Reduction
 ----------------------------------------------------------------------------------------------------------------
 Balanced                    $945,844      $31,902     $1,217,772          $0      $2,504,510             $0
 ----------------------------------------------------------------------------------------------------------------
 Convertible                  628,035            0        530,188           0         546,232              0
 ----------------------------------------------------------------------------------------------------------------
 Diversified Stock         10,671,389            0      6,786,477           0       8,242,417              0
 ----------------------------------------------------------------------------------------------------------------
 Established Value          1,719,383            0      1,535,367           0       1,782,575              0
 ----------------------------------------------------------------------------------------------------------------
 Federal Money Market       3,141,568      428,366      3,193,692      599,092      3,350,574        638,213
 ----------------------------------------------------------------------------------------------------------------
 Financial Reserves         2,534,534            0      2,925,853           0       3,324,925              0
 ----------------------------------------------------------------------------------------------------------------
 Focused Growth                     0        3,363            N/A         N/A             N/A            N/A
 ----------------------------------------------------------------------------------------------------------------
 Fund for Income            2,289,555            0      2,857,124           0       2,410,869              0
 ----------------------------------------------------------------------------------------------------------------
 Gradison Gov't Reserves   12,997,485            0     14,714,363           0      16,751,601        112,120
 ----------------------------------------------------------------------------------------------------------------
 Institutional Money        2,872,291            0      3,143,017           0       3,713,228              0
 Mkt.
 ----------------------------------------------------------------------------------------------------------------
 Intermediate Income        1,117,534      385,929      1,537,888     338,731       1,819,625        567,006
 ----------------------------------------------------------------------------------------------------------------
 National Muni Bond           332,994       73,993        376,400      83,643         273,162        129,363
 ----------------------------------------------------------------------------------------------------------------
 Ohio Municipal Bond        1,109,736            0      1,255,882           0       1,199,109              0
 ----------------------------------------------------------------------------------------------------------------
 Ohio Muni Money Mkt.       3,262,690            0      4,131,116           0       4,621,508              0
 ----------------------------------------------------------------------------------------------------------------
 Prime Obligations          5,133,111            0      6,423,843           0       9,926,847              0
 ----------------------------------------------------------------------------------------------------------------
 Real Estate                  229,555       43,635        182,100      45,526         150,020         43,186
 ----------------------------------------------------------------------------------------------------------------
 Small Co. Opportunity        797,212       72,034        652,308      69,029         779,695         11,969
 ----------------------------------------------------------------------------------------------------------------
 Special Value              1,480,176            0      1,320,747           0       1,714,044              0
 ----------------------------------------------------------------------------------------------------------------
 Stock Index                  373,208            0        691,054      70,280       2,422,584         97,562
 ----------------------------------------------------------------------------------------------------------------
 Tax-Free Money Market      2,265,152            0      2,369,879           0       2,556,038              0
 ----------------------------------------------------------------------------------------------------------------
 Value                      1,769,232            0      1,848,990           0       3,172,814              0
 ----------------------------------------------------------------------------------------------------------------


Considerations of the Board in Continuing the Agreement. The Board approved the Agreement for all of the Funds, at a special meeting called for that purpose, on December 16, 2004, following review of the Agreement and related matters at meetings on October 26 and 27, 2004 and December 7 and 8, 2004. In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Funds and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the agreements, the Board reviewed numerous factors with respect to each Fund separately. The Board first reviewed each Fund's investment performance during the year. Although investment performance was a significant factor in determining that the agreements should be continued, the following additional factors, among others, were considered by the Board in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

      o     Services provided under the agreements;

      o     Requirements of the Funds for the services provided by the Adviser;

      o     The quality of the services expected to be provided;

      o Fees payable for the services and whether fee arrangements provided for economies of scale benefits to Fund shareholders as the Funds grow;

      o     Total expenses of each Fund;



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

      o The Adviser's commitments to operating the Funds at competitive expense levels;

      o     Profitability  of the Adviser (as reflected by comparing fees earned
            against  the   Adviser's   costs)  with  respect  to  the  Adviser's
            relationship with the Funds;

      o Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Funds through custodian and administration fees;

      o     Capabilities and financial condition of the Adviser;

      o     Current economic and industry trends; and

      o     Historical relationship between each Fund and the Adviser.

Current management fees were reviewed in the context of the Adviser's profitability on a Fund by Fund basis. In addition, the Board reviewed an analysis prepared by an independent third party, comparing each Fund's expense ratio, advisory fee and performance with comparable mutual funds. Where relevant, the Board also reviewed fees that the Adviser charged for managing the assets of similarly-managed institutional accounts.

With respect to the Equity and Fixed-Income Funds, the Board compared each such Fund's effective annual advisory fee (after waivers) as of April 30, 2004 to the net advisory fees paid by a peer group of comparably managed funds. With respect to the Money Market Funds, the Board compared each such Fund's management fee, consisting of the Fund's advisory fees (after waivers) plus its administration fees (after waivers and reimbursements), to the net management fees of the Funds' peers. For purposes of comparing a Fund's advisory or management fees to those of its peers, the Board did not consider the effect of more favorable advisory fee breakpoints for certain Funds that were scheduled to take effect on January 1, 2005 (as described above under "The Investment Adviser"), although the Board considered these revised breakpoints positive factors in voting to approve the continuation of the Agreement with respect to the relevant Funds.

The Board reviewed the following specific factors with respect to the Funds. The Board considered unaudited information prepared by Morningstar, Inc. concerning the Funds' assets, expenses and performance. This information was presented at the October 26-27, 2004 Board meeting.

Balanced Fund

With respect to the Balanced Fund, the Board compared the Fund's 0.70% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Moderate Allocation category and considered the fact that the fee was higher than the average advisory fee of 0.68% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.28% to the average expense ratio for the category and considered the fact the Fund's ratio was lower than the category average of 1.39%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C or Class R expenses exceeded 2.00% through February 28, 2014 and February 28, 2012, respectively. The Board also considered the fact that, at approximately $144 million in assets, the Fund was considerably smaller than the average assets of a peer group of 14 similar mutual funds, which ranged from approximately $117 million to $4.9 billion, with an average of approximately $4.5 billion. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had slightly outperformed the average performance of the peer group for the one-year period. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Balanced Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds;
(2) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 and the Class R ratio through February 28, 2012 would provide stability to the expenses of those share classes during that period; (3) the Fund had slightly outperformed its peers during the past year; and (4) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Convertible Fund

With respect to the Convertible Fund, the Board compared the Fund's 0.75% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Convertibles category and considered the fact that the fee was higher than the average advisory fee of 0.69% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.31% to the average expense ratio for the category and considered the fact that Fund's ratio was higher than the category average of 1.25%. The Board also considered the fact that, at approximately $93 million in assets, the Fund was considerably smaller than the average assets of a peer group of 10 similar mutual funds, which ranged from approximately $80 million in assets to $2.3 billion, with an average of approximately $558 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund underperformed the average performance of the peer group for each of these periods. The Board also considered the fact that the Fund invested primarily in investment-grade convertible securities while many of the funds in the category and the peer group invested a greater percentage of their assets in below investment-grade securities and common stock. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Convertible Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds;
(2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Fund's underperformance was attributable to its concentration on higher quality securities relative to its category and peer group; and (4) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Diversified Stock Fund

With respect to the Diversified Stock Fund, the Board compared the Fund's 0.62% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Large Blend category and considered the fact that the fee was lower than the average management fee of 0.68% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.28% to the average expense ratio for the category and considered the fact that Fund's ratio was lower than the category average of 1.39%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C expenses exceeded 2.00% through February 28, 2014. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of a peer group of 11 similar mutual funds and considered the fact that the Fund had outperformed the average performance of the peer group for each period. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Diversified Stock Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; (2) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 would provide stability to the Fund's Class C expenses during that period; (3) the Fund had outperformed its peers during the past one, three and five years; and (4) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Established Value Fund

With respect to the Established Value Fund, the Board compared the Fund's 0.54% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Mid-Cap Value category and considered the fact that the fee was lower than the average advisory fee of 0.77% for the category. The Board also compared the Fund's total Class A annual expense ratio of 1.10% to the average expense ratio for the category and considered the fact that Fund's ratio was lower than the category average of 1.44%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C expenses exceeded 2.20% through February 28, 2014. The Board also considered the fact that, at approximately $320 million in assets, the Fund was considerably smaller than the average fund in a peer group of 13 similar mutual funds, which ranged from approximately $156 million in assets to $8.1 billion, with an average of $1.6 billion. The Board then compared the Fund's Class A performance for the one-year and three-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund underperformed the average performance of the peer group for these periods.

Having concluded, among other things, that: (1) the Established Value Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; and (2) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 would provide stability to the Fund's expenses during that period; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Federal Money Market Fund

With respect to the Federal Money Market Fund, the Board compared the Fund's 0.19% annual management fee to the average management fee charged to the funds in the iMoneyNet Government & Agencies Institutional category and considered the fact that the fee was higher than the average management fee of 0.15% for the category. The Board also compared the Fund's Investor Class total annual expense ratio of 0.31% to the average expense ratio for the category and considered the fact that Fund's ratio was lower than the category average of 0.40%. The Board then compared the Fund's Investor Class gross and net yields for the 7-days, 30-days and one-year ended September 21, 2004 to those of a peer group of 5 similar mutual funds for the same periods and considered the fact that the Fund's gross and net yields consistently exceeded the average yields of the peer group for each period. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Federal Money Market Fund's management fees were within the range of fees charged to comparable mutual funds; (2) the Fund had outperformed its peers during all comparison periods; and (3) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Financial Reserves Fund

With respect to the Financial Reserves Fund, the Board compared the Fund's 0.50% annual management fee to the average management fee charged to the funds in the iMoneyNet First Tier Retail category and considered the fact that the fee was higher than the average management fee of 0.28% for the category. The Board also considered the Adviser's representations that the annual management fee included compensation for services that the Adviser provided to the Fund's shareholders, which were predominantly bank trust accounts. The Board also compared the Fund's Class A total annual expense ratio of 0.70% to the average expense ratio for the category and considered the fact that Fund's ratio was lower than the category average of 0.78%. The Board then compared the Fund's Class A gross and net yields for the 7-days, 30-days and one-year ended September 21, 2004 to those of a peer group of 5 similar mutual funds for the same periods and considered the fact that the Fund's gross yields consistently exceeded the average gross yields of the peer group for each period.

Having concluded, among other things, that: (1) the Financial Reserves Fund's total annual expenses were within the range of expenses charged to comparable mutual funds; and (2) the Fund's gross yields had exceeded those of its peers during all comparison periods; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Focused Growth Fund

With respect to the Focused Growth Fund, the Board compared the Fund's 0.74% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Large Growth category and considered the fact that the fee was identical to the average advisory fee of 0.74% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.15% to the average expense ratio for the category and considered the fact that the Fund's ratio was lower than the category average of 1.53%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class A, Class C and Class R expenses exceeded 1.15%, 1.90% and 1.40%, respectively, through February 28, 2006. The Board also considered the fact that, at approximately $220,000 in assets, the Fund was considerably smaller than the average fund in a peer group of 13 similar mutual funds, which ranged from approximately $7.3 million in assets to $3.8 billion, with an average of $453 million. The Board then compared the Fund's Class A performance for the one-, three- and six-months ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group for the one-month period.

Having concluded, among other things, that: (1) the Focused Growth Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; (2) the Adviser's willingness to limit the Fund's expense ratio through February 28, 2006 would provide stability to the Fund's expenses during that period; and (3) the Fund had outperformed its peers during the past month; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Fund for Income

With respect to the Fund for Income, the Board compared the Fund's 0.50% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Short Government category and considered the fact that the fee was lower than the average advisory fee of 0.51% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.00% to the average expense ratio for the category and considered the fact that the Fund's ratio was higher than the category average of 0.94%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C expenses exceeded 1.70% through February 28, 2006 and 1.82% thereafter through February 28, 2014. The Board also considered the fact that, at approximately $500 million in assets, the Fund was smaller than the average fund in a peer group of 12 similar mutual funds, which ranged from approximately $222 million in assets to $3.2 billion, with an average of $790 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund consistently outperformed the average performance of the peer group for these periods. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Fund for Income's advisory fees were within the range of advisory fees charged to comparable mutual funds;
(2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 would provide stability to the Fund's expenses during that period; (4) the Fund had consistently outperformed its peers during the past one, three and five years; and (5) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Gradison Government Reserves Fund

With respect to the Gradison Government Reserves Fund, the Board compared the Fund's 0.40% annual management fee to the average management fee charged to the funds in the iMoneyNet Government & Agency Retail category and considered the fact that the fee was higher than the average management fee of 0.27% for the category. The Board also considered the Adviser's representations that it managed the Fund to preserve the favorable Ohio state tax treatment of the Fund's income, which precluded the Fund from entering into lower-cost repurchase agreements that (unlike certain direct investments in U.S. government securities) were subject to Ohio state tax. The Board also compared the Fund's Trust Class total annual expense ratio of 0.54% to the average expense ratio for the category and considered the fact that the Fund's ratio was lower than the category average of 0.74%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C expenses exceeded 1.50% through February 28, 2014. The Board then compared the Fund's Trust Class gross and net yields for the 7-day, 30-day and one-year periods ended September 21, 2004 to those of the peer group for the same periods and considered the fact that the Fund's gross yields outperformed or equaled the average gross yields of the peer group for each of the comparison periods. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Gradison Government Reserves Fund's total annual expenses were lower than the expenses of comparable mutual funds; (2) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 would provide stability to the Fund's expenses during that period; (3) the Fund's gross yields had exceeded or equaled those of its peers during the comparison periods; and (4) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Institutional Money Market Fund

With respect to the Institutional Money Market Fund, the Board compared the Fund's 0.20% annual management fee to the average management fee charged to the funds in the iMoneyNet First Tier Institutional category and considered the fact that the fee was higher than the average management fee of 0.12% for the category. The Board also compared the Fund's Investor Class total annual expense ratio of 0.34% to the average expense ratio for the category and considered the fact that the Fund's ratio was higher than the category average of 0.32%. The Board also considered the fact that, at approximately $1.3 billion in assets, the Fund was considerably smaller than the average fund in a peer group of five similar mutual funds, which ranged from approximately $2.8 billion in assets to $17.7 billion, with an average of $8 billion. The Board then compared the Fund's Investor Class gross and net yields for the 7-day, 30-day and one-year periods ended September 21, 2004 to those of the peer group for the same periods and considered the fact that the Fund's gross yields outperformed the average gross yields of the peer group for each of the comparison periods. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Institutional Money Market Fund's total annual expenses were within the range of expenses borne by comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Fund's gross yields had exceeded those of its peers during the comparison periods; and (4) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Intermediate Income Fund

With respect to the Intermediate Income Fund, the Board compared the Fund's 0.75% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Intermediate-Term Bond category and considered the fact that the fee was higher than the average advisory fee of 0.51% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.11% to the average expense ratio for the category and considered the fact that the Fund's ratio was higher than the category average of 1.05%. The Board also considered the fact that, at approximately $209 million in assets, the Fund was considerably smaller than the average fund in a peer group of 15 similar mutual funds, which ranged from approximately $114 million in assets to $74.1 billion, with an average of $6 billion. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund underperformed the average performance of the peer group for each of these periods. The Board also considered the fact that the Fund had a lower risk profile than that of its peer group. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Intermediate Income Fund's total annual expenses were within the range of expenses borne by comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Fund's underperformance was attributable to its lower risk profile; and (4) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

National Municipal Bond Fund

With respect to the National Municipal Bond Fund, the Board compared the Fund's 0.55% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Muni National Intermediate category and considered the fact that the fee was higher than the average advisory fee of 0.51% for the category. The Board also compared the Fund's Class A total annual expense ratio of 0.85% to the average expense ratio for the category and considered that the Fund's ratio was lower than the category average of 0.93%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C expenses exceeded 1.50% through February 28, 2014. The Board also considered the fact that, at approximately $79 million in assets, the Fund was considerably smaller than the average fund in a peer group of 14 similar mutual funds, which ranged from approximately $28 million in assets to $7.4 billion, with an average of $817 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group for the one- and five-year periods and underperformed the 5-year peer group average by only one basis point. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the National Municipal Bond Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; (2) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 would provide stability to the Fund's expenses during that period; (3) the Fund had outperformed its peers during the past one and five years; and (4) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Ohio Municipal Bond Fund

With respect to the Ohio Municipal Bond Fund, the Board compared the Fund's 0.60% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Muni Ohio category and considered the fact that the fee was higher than the average advisory fee of 0.56% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.11% to the average expense ratio for the category and considered the fact that the Fund's ratio was higher than the category average of 0.88%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C expenses exceeded 1.50% through February 28, 2014. The Board also considered the fact that, at approximately $195 million in assets, the Fund was smaller than the average fund in a peer group of 12 similar mutual funds, which ranged from approximately $27 million in assets to $989 million, with an average of $269 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group for the five year period. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Ohio Municipal Bond Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; (2) the Fund's higher total expenses were attributable to the Fund's relatively small size; (3) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 would provide stability to the Fund's expenses during that period; (4) the Fund had outperformed its peers during the past five years; and (5) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Ohio Municipal Money Market Fund

With respect to the Ohio Municipal Money Market Fund, the Board compared the Fund's 0.50% annual management fee to the average management fee charged to the funds in the iMoneyNet Ohio Municipal Money Market category and considered the fact that the fee was higher than the average management fee of 0.28% for the category. The Board also considered the Adviser's representations that it sought to maximize the Fund's investment in Ohio-issued short-term debt securities and minimize the Fund's investment in securities the income of which could be subject to the federal alternative minimum tax (AMT), which resulted in higher research costs. The Board also compared the Fund's Class A total annual expense ratio of 0.93% to the average expense ratio for the category and considered the fact that the Fund's ratio was higher than the category average of 0.67%. The Board then compared the Fund's Class A gross and net yields for the 7-day, 30-day and one-year periods ended September 21, 2004 to those of the category for the same periods and considered the fact that the Fund's gross yields either had equaled or fell slightly short of the average gross yields of the category for each of the comparison periods. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) although the Fund's management fees and total annual expenses exceeded those of its category, the Fund's gross yields either had equaled or fell slightly short of the average gross yields of the category for each of the comparison periods; and (2) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Prime Obligations Fund

With respect to the Prime Obligations Fund, the Board compared the Fund's 0.35% annual management fee to the average management fee charged to the funds in the iMoneyNet First Tier Retail category and considered the fact that the fee was higher than the average management fee of 0.28% for the category. The Board also compared the Fund's Class A total annual expense ratio of 0.80% to the average expense ratio for the category and considered the fact that the Fund's ratio was slightly higher than the category average of 0.78%. The Board then compared the Fund's Class A gross and net yields for the 7-day, 30-day and one-year periods ended September 21, 2004 to those of the category for the same periods and considered the fact that the Fund's gross yields had exceeded the category averages for each of the comparison periods. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Prime Obligations Fund's management fees and total annual expenses were within the range of fees charged to comparable mutual funds; (2) the Fund's gross yields had exceeded the category averages for each of the comparison periods; and (3) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Real Estate Fund

With respect to the Real Estate Fund, the Board compared the Fund's 0.80% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Specialty-Real Estate category and considered the fact that the fee was identical to the average advisory fee of 0.80% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.35% to the average expense ratio for the category and considered the fact that the Fund's ratio was lower than the category average of 1.55%. The Board also considered the fact that, at approximately $39 million in assets, the Fund was considerably smaller than the average fund in a peer group of 13 similar mutual funds, which ranged from approximately $6 million in assets to $841 million, with an average of $196 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had underperformed the average performance of the peer group and the category for the one- and three-year periods. The Board also considered the fact that the Fund would be reorganized into the Kensington Real Estate Securities Fund during the first quarter of 2005.

Having concluded, among other things, that: (1) the Real Estate Fund's advisory fees and total annual expenses were lower than those of comparable mutual funds; and (2) the Fund would be reorganized into another Fund during the first quarter of 2005; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Small Company Opportunity Fund

With respect to the Small Company Opportunity Fund, the Board compared the Fund's 0.62% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Small Blend category and considered the fact that the fee was lower than the average advisory fee of 0.81% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.14% to the average expense ratio for the category and considered the fact that the Fund's ratio was lower than the category average of 1.56%. The Board also considered the fact that, at approximately $138 million in assets, the Fund was considerably smaller than the average fund in a peer group of 15 similar mutual funds, which ranged from approximately $77 million in assets to $4 billion, with an average of $667 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group for the one- and three-year periods.

Having concluded, among other things, that: (1) the Small Company Opportunity Fund's advisory fees and total annual expenses were lower than those of comparable mutual funds; and (2) the Fund had outperformed its peers during the past one- and three-year periods; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Special Value Fund

With respect to the Special Value Fund, the Board compared the Fund's 0.75% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Mid-Cap Blend category and considered the fact that the fee was slightly lower than the average advisory fee of 0.78% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.26% to the average expense ratio for the category and considered the fact that the Fund's ratio was lower than the category average of 1.46%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C and Class R expenses exceeded 2.20% and 2.00%, respectively, through February 28, 2014 and February 28, 2012, respectively. The Board also considered the fact that, at approximately $204 million in assets, the Fund was considerably smaller than the average fund in a peer group of 11 similar mutual funds, which ranged from approximately $70 million in assets to $2.3 billion, with an average of $843 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group for each of these periods.

Having concluded, among other things, that: (1) the Special Value Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total annual expenses were lower than the category average; (3) the Adviser's willingness to limit the Fund's Class C and Class R expense ratios through February 28, 2014 and February 28, 2012, respectively, would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers during the past one- three- and five-year periods; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Stock Index Fund

With respect to the Stock Index Fund, the Board compared the Fund's 0.41% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Large Blend category and considered the fact that the fee was higher than the average advisory fee of 0.31% for the category. The Board also considered the fact that the Fund's maximum annual advisory fee had been reduced to 0.25% on March 1, 2004. The Board also compared the Fund's Class A total annual expense ratio of 0.72% to the average expense ratio for the category and considered the fact that the Fund's ratio was slightly higher than the category average of 0.69%. The Board also considered the fact that, at approximately $115 million in assets, the Fund was considerably smaller than the average fund in a peer group of 9 similar mutual funds, which ranged from approximately $78 million in assets to $1.6 billion, with an average of $470 million. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group for the one-year period.

Having concluded, among other things, that: (1) the Stock Index Fund's advisory fees and total annual expenses were within the range of advisory fees and total expenses of comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; and (3) the Fund had outperformed its peers during the past one-year period; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Tax-Free Money Market Fund

With respect to the Tax-Free Money Market Fund, the Board compared the Fund's 0.35% annual management fee to the average management fee charged to the funds in the iMoneyNet Tax-Free National Retail category and considered the fact that the fee was higher than the average management fee of 0.28% for the category. The Board also compared the Fund's Class A total annual expense ratio of 0.81% to the average expense ratio for the category and considered the fact that the Fund's ratio was higher than the category average of 0.70%. The Board then compared the Fund's Class A gross and net yields for the 7-day, 30-day and one-year periods ended September 21, 2004 to those of the category for the same periods and considered the fact that the Fund's gross yields had exceeded the category averages for each of the comparison periods. The Board also considered that the Adviser proposed a more favorable advisory fee breakpoint schedule for the Fund.

Having concluded, among other things, that: (1) the Tax-Free Money Market Fund's management fees and total annual expenses were within the range of fees charged to comparable mutual funds; (2) the Fund's gross yields had exceeded the category averages for each of the comparison periods; and (3) the Fund would benefit from a more favorable advisory fee breakpoint schedule; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

Value Fund

With respect to the Value Fund, the Board compared the Fund's 0.75% annual advisory fee to the average advisory fee charged to the funds in the Morningstar Large Value category and considered the fact that the fee was higher than the average advisory fee of 0.68% for the category. The Board also compared the Fund's Class A total annual expense ratio of 1.25% to the average expense ratio for the category and considered the fact that the Fund's ratio was lower than the category average of 1.31%. The Board also considered the fact that the Adviser was willing to waive its fees and reimburse expenses if the Fund's Class C expenses exceeded 2.00% through February 28, 2014. The Board also considered the fact that, at approximately $242 million in assets, the Fund was considerably smaller than the average fund in a peer group of 14 similar mutual funds, which ranged from approximately $229 million in assets to $55.5 billion, with an average of $8.6 billion. The Board then compared the Fund's Class A performance for the one-year, three-years and five-years ended August 31, 2004 to that of the peer group for the same periods and considered the fact that the Fund had outperformed the average performance of the peer group for the one-year period.

Having concluded, among other things, that: (1) the Value Fund's advisory fees were within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total annual expenses were lower than the category average; (3) the Adviser's willingness to limit the Fund's Class C expense ratio through February 28, 2014 would provide stability to the Fund's expenses during that period; and
(4) the Fund had outperformed its peers during the past one-year period; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to this Fund.

General Conclusions

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the agreements were consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the agreements for additional annual periods on the basis of the foregoing review and discussions and the following considerations, among others:

o The fairness and reasonableness of the investment advisory fee payable to the Adviser under the agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Funds and the comparability of the fees paid to fees paid by other investment companies;

o The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Funds and the Funds' historic performance, including the success of the Funds in achieving stated investment objectives;

o The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

o The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and

o     The  overall  high  quality  of  the  personnel,   operations,   financial
      condition,   investment   management   capabilities,   methodologies   and
      performance of the Adviser.

Portfolio Managers.

This section includes information about the Funds' portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

------------------------------------------------- --------------------------------- ------------------------------------
                                                                                       Number of Other Accounts
                                                  Number of Other Accounts           (Total Assets)* Subject to a
                                                     (Total Assets)*                        Performance Fee
        Fund (Portfolio Management Team)          as of October 31, 2004                as of October 31, 2004
------------------------------------------------- --------------------------------- ------------------------------------
Value Fund (Mr. Ronald L. Altman, Bridget A.
     Collins, Mr. Walter J. Henry, Mr. Lap Y.
     Lee and Mr. Barry Rothberg)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                       None                                N/A
.................................................. ................................. ....................................
         Other Accounts                                10,322 ($3.3 billion)                       None
------------------------------------------------- --------------------------------- ------------------------------------
Diversified Stock Fund (Mr. Lawrence G. Babin,
     Mr. Paul D. Danes and Ms. Carolyn M. Rains)
         Other Investment Companies                      1 ($27.3 million)                         None
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                5 ($699.3 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                  75 ($2.8 billion)                   4 ($430 million)
------------------------------------------------- --------------------------------- ------------------------------------
Stock Index Fund (Mr. Ernest C. Pelaia and Mr.
     Trenton Tipton-Fletcher)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                 3 ($1.2 billion)                         None
.................................................. ................................. ....................................
         Other Accounts                                  18 ($707 million)                         None
------------------------------------------------- --------------------------------- ------------------------------------
Established Value Fund (Mr. Gregory Connors and
     Mr. Gary H. Miller)
         Other Investment Companies                       1 ($4.3 million)                         None
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                2 ($123.6 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                  12 ($101 million)                         None
------------------------------------------------- --------------------------------- ------------------------------------
Special Value Fund (Mr. Patrick Dunkerley and
     Mr. Leslie Z. Globits)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                6 ($459.6 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                   8 ($4.1 million)                         None
------------------------------------------------- --------------------------------- ------------------------------------

--------------
*     Rounded to the nearest billion, or million, as relevant.


------------------------------------------------- --------------------------------- ------------------------------------
                                                                                       Number of Other Accounts
                                                  Number of Other Accounts           (Total Assets)* Subject to a
                                                     (Total Assets)*                        Performance Fee
        Fund (Portfolio Management Team)          as of October 31, 2004                as of October 31, 2004
------------------------------------------------- --------------------------------- ------------------------------------
Small Company Opportunity Fund (Mr. Connors and
     Mr. Miller)
         Other Investment Companies                       1 ($4.3 million)                         None
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                2 ($123.6 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                  12 ($101 million)                         None
------------------------------------------------- --------------------------------- ------------------------------------
Focused Growth Fund (Mr. James B. Cowperthwait,
     Sr., Mr. Jason E. Dahl, Mr. Scott R.
     Kefer, Mr. William G. Kenney, Mr. Michael
     B. Koskuba, Mr. Erick F. Maronak and Ms.
     Cynthia J. Starke)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                       None                                N/A
.................................................. ................................. ....................................
         Other Accounts                                1,118 ($471.6 million)                      None
------------------------------------------------- --------------------------------- ------------------------------------
Balanced Fund (Ms. Cynthia G. Koury, Mr. Babin
     and Mr. Thomas M. Seay)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                 9 ($1.4 billion)                         None
.................................................. ................................. ....................................
         Other Accounts                                  405 ($4.8 billion)                  4 ($430 million)
------------------------------------------------- --------------------------------- ------------------------------------
Convertible Fund (Ms. Amy E. Bush, Mr. Richard
     A. Janus and Mr. James K. Kaesberg)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                 3 ($219 million)                         None
.................................................. ................................. ....................................
         Other Accounts                                  22 ($362 million)                         None
------------------------------------------------- --------------------------------- ------------------------------------
Intermediate Income Fund (Mr. Seay)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                1 ($186.2 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                 14 ($314.9 million)                        None
------------------------------------------------- --------------------------------- ------------------------------------
Fund for Income (Mr. Seay and Mr.
     Tipton-Fletcher)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                5 ($681.2 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                 25 ($432.1 million)                        None
------------------------------------------------- --------------------------------- ------------------------------------
National Municipal Bond Fund (Ms. Sean M.
     Roche, Mr. Paul A. Toft)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                7 ($629.3 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                   8 ($60 million)                          None
------------------------------------------------- --------------------------------- ------------------------------------
Ohio Municipal Bond Fund (Mr. Toft)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                7 ($629.3 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                   8 ($60 million)                          None
------------------------------------------------- --------------------------------- ------------------------------------


------------------------------------------------- --------------------------------- ------------------------------------
                                                                                       Number of Other Accounts
                                                  Number of Other Accounts           (Total Assets)* Subject to a
                                                     (Total Assets)*                        Performance Fee
        Fund (Portfolio Management Team)          as of October 31, 2004                as of October 31, 2004
------------------------------------------------- --------------------------------- ------------------------------------
Real Estate Fund (Mr. Robert R. Maneri and Ms.
     Rains)
         Other Investment Companies                             None                                N/A
.................................................. ................................. ....................................
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                5 ($699.4 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                  75 ($2.8 billion)                   4 ($430 million)
------------------------------------------------- --------------------------------- ------------------------------------

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Funds. As a result, these other accounts may invest in the same securities as the Funds. The SAI section entitled "Advisory and Other Contracts -- Portfolio Transactions" discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

------------------------------------------ ------------------------------------ ----------------------------------------
            Portfolio Manager                             Fund                          Dollar Range of Shares
                                                                                          Beneficially Owned
                                                                                        as of October 31, 2004
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Altman                                 Value Fund                           $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Babin                                  Balanced Fund                        None
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Diversified Stock Fund               $100,001 to $500,000
------------------------------------------ ------------------------------------ ----------------------------------------
Ms. Bush                                   Convertible Fund                     $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Ms. Collins                                Value Fund                           None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Connors                                Established Value Fund               $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Small Company Opportunity Fund       $1 to $10,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Cowperthwait                           Focused Growth Fund                  $100,001 to $500,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Dahl                                   Focused Growth Fund                  $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Danes                                  Diversified Stock Fund               $100,001 to $500,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Dunkerley                              Special Value Fund                   None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Globits                                Special Value Fund                   $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Henry                                  Value Fund                           $50,001 to $100,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Janus                                  Convertible Fund                     $50,001 to $100,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Kaesberg                               Convertible Fund                     $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Kefer                                  Focused Growth Fund                  None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Kenney                                 Focused Growth Fund                  None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Koskuba                                Focused Growth Fund                  None
------------------------------------------ ------------------------------------ ----------------------------------------
Ms. Koury                                  Balanced Fund                        $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Lee                                    Value Fund                           None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Maneri                                 Real Estate Fund                     None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Maronak                                Focused Growth Fund                  None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Miller                                 Established Value Fund               None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Pelaia                                 Stock Index Fund                     $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Ms. Rains                                  Diversified Stock Fund               $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Real Estate Fund                     None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Roche                                  National Municipal Bond Fund         None
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Ohio Municipal Bond Fund             None
------------------------------------------ ------------------------------------ ----------------------------------------


------------------------------------------ ------------------------------------ ----------------------------------------
            Portfolio Manager                             Fund                          Dollar Range of Shares
                                                                                          Beneficially Owned
                                                                                        as of October 31, 2004
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Rothberg                               Value Fund                           None
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Seay                                   Balanced Fund                        None
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Intermediate Income Fund             None
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Fund for Income                      $1 to $10,000
------------------------------------------ ------------------------------------ ----------------------------------------
Ms. Starke                                 Focused Growth Fund                  $10,001 to $50,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Tipton-Fletcher                        Stock Index Fund                     None
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Fund for Income                      $1 to $10,000
------------------------------------------ ------------------------------------ ----------------------------------------
Mr. Toft                                   National Municipal Bond Fund         $100,001 to $500,000
------------------------------------------ ------------------------------------ ----------------------------------------
                                           Ohio Municipal Bond Fund             None
------------------------------------------ ------------------------------------ ----------------------------------------

Compensation

Each Fund's portfolio manager receives a base salary plus an annual incentive bonus. A manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager's annual incentive bonus is based on the manager's performance results, not on assets under management. The Adviser establishes a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target is set at a percentage of base salary, generally ranging from 40% to 100%. The performance results of each Fund and all similarly-managed accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager's performance versus the peer group then determines the final incentive amount, which generally ranges from zero to two times the "target," depending on results. For example, performance in the upper quartile may result in an incentive bonus that is two times the "target" while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and is gross of fees.

The Funds' portfolio managers either participate in the Adviser's long-term incentive plan, the results for which are based on the Adviser's business results, or may receive options on KeyCorp common stock. Eligibility for participation in these incentive programs depends on the manager's performance and seniority.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics. The Adviser Code of Ethics applies to all Access Personnel (the Adviser's directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser's directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Funds' shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Funds, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds' proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust's Policy or to recommend to the Adviser any proposed amendment to its Policy. The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust's Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX each Fund's proxy voting record. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC's website at www.sec.gov.

Portfolio Transactions.

            Fixed Income Trading. Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. For the three fiscal years ended October 31, 2004, the Money Market and Fixed Income Funds paid no brokerage commissions.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 1/8 or less, provided the order is actually filled at the bid or better for purchases and at the ask or better for sales; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large;
(4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

            Money Market Funds. The Money Market Funds do not seek to profit from short-term trading and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of these Funds require that investments mature in 397 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of these Funds.

            All Other Markets. Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser's investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the "best execution" of its clients' securities transactions. The Adviser strives to execute each client's securities transactions in such a manner that the client's total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect prevailing market rates. In addition, the Adviser will consider the full range and quality of a broker's services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Quarterly, the Adviser's research analysts and portfolio managers will participate in a broker vote. The Adviser's Equity Trading Desk will utilize the vote results during the broker selection process.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders ("bunching" or "blocking" trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

          o Fairness to clients both in the priority of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

          o Allocation of all orders in a timely and efficient manner.

In some cases, "bunching" or "blocking" trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and personal employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser's Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Orders are processed on a first-come, first-serve basis. The Adviser may not have two competing orders in the market. Therefore, if a client directed brokerage trade is the first to reach the trading desk, that trade must be executed before the next trade on the desk can be processed. This trading process may help/hurt the Funds dependent upon market conditions. Any new trade that can be blocked with an existing open order will be added to the open order to form a larger block. Where a large block execution is being executed over the course of several days, traders may, in their discretion, execute small orders in the same security that are entered after the block execution has been initiated. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g. non-pro rata) only if all client accounts receive fair and equitable treatment.

All managed accounts participating in a block execution shall receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Managed accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

The following table shows the brokerage commissions that certain Equity and Specialty Funds paid during the last three fiscal years ended October 31.


----------------------------------------------------------------------------------------------
Fund                                        2004                2003              2002
----------------------------------------------------------------------------------------------
Balanced                                   $274,404            $231,941          $306,711
----------------------------------------------------------------------------------------------
Convertible                                  36,804              23,176            26,196
----------------------------------------------------------------------------------------------
Diversified Stock                         4,419,802           3,218,592         4,058,118
----------------------------------------------------------------------------------------------
Established Value                           405,742             414,431           801,883
----------------------------------------------------------------------------------------------
Focused Growth                                  704                 N/A               N/A
----------------------------------------------------------------------------------------------
Real Estate                                 65,887              102,453            48,920
----------------------------------------------------------------------------------------------
Small Company Opportunity                  358,409              285,903           272,973
----------------------------------------------------------------------------------------------
Special Value                            1,052,362              606,022           670,161
----------------------------------------------------------------------------------------------
Stock Index                                  7,973              245,523           141,123
----------------------------------------------------------------------------------------------
Value                                      701,959              916,488           641,644
----------------------------------------------------------------------------------------------

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."

Except when necessary in the Stock Index Fund, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or BISYS or its affiliates and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through McDonald. McDonald is an affiliate of KeyBank. All transactions with McDonald must be completed in accordance with procedures approved by the Board. The percentage of trades executed through McDonald for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by McDonald are consistent with best execution.

The following table shows the commissions that each relevant Fund paid to McDonald for the fiscal years ended October 31, 2002 and October 31, 2003.

--------------------------------------------------------------------------
Fund                                2002                        2003
--------------------------------------------------------------------------
Balanced                           $27,672                    $81,319
--------------------------------------------------------------------------
Convertible                           None                        200
--------------------------------------------------------------------------
Diversified Stock                  410,559                    506,335
--------------------------------------------------------------------------
Established Value                   67,262                     32,560
--------------------------------------------------------------------------
Small Company Opportunity              380                      1,500
--------------------------------------------------------------------------
Special Value                       16,820                     15,700
--------------------------------------------------------------------------
Value                               41,817                    215,941
--------------------------------------------------------------------------

The following table shows the following information for the fiscal year ended October 31, 2004: the commissions that each relevant Fund paid to McDonald; the percentage of each such Fund's aggregate brokerage commissions paid to McDonald; and the percentage of each such Fund's aggregate dollar amount of transactions involving the payment of commissions to McDonald.


---------------------------------------------------------------------------------------------------------------------
                                 Commissions paid to  Percentage of Commissions  Percentage of Transactions involving
                                       McDonald            paid to McDonald          Commissions paid to McDonald
---------------------------------------------------------------------------------------------------------------------
Balanced                                  $17,580                     6.41%                                 8.44%
---------------------------------------------------------------------------------------------------------------------
Convertible                                   600                     1.63%                                 1.41%
---------------------------------------------------------------------------------------------------------------------
Diversified Stock                         143,370                     3.24%                                 4.73%
---------------------------------------------------------------------------------------------------------------------
Established Value                          92,151                    22.71%                                34.07%
---------------------------------------------------------------------------------------------------------------------
Focused Growth                                 55                     7.81%                                 2.00%
---------------------------------------------------------------------------------------------------------------------
Real Estate                                 1,032                     1.57%                                 2.12%
---------------------------------------------------------------------------------------------------------------------
Small Company Opportunity                     129                     0.04%                                 0.15%
---------------------------------------------------------------------------------------------------------------------
Special Value                               1,830                     0.17%                                 0.31%
---------------------------------------------------------------------------------------------------------------------
Value                                       8,037                     1.14%                                 1.80%
---------------------------------------------------------------------------------------------------------------------


Allocation of Brokerage in Connection with Research Services. During the fiscal year ended October 31, 2004, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Equity and Specialty Funds to brokers because of research services provided. The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this period. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

--------------------------------------------------------------------------------------------------------------------
               Fund                         Amount of Transactions to                  Related Commissions
                                          Brokers Providing Research
--------------------------------------------------------------------------------------------------------------------
Balanced                                            $30,666,685                                     $43,438
--------------------------------------------------------------------------------------------------------------------
Convertible                                           1,980,717                                       2,551
--------------------------------------------------------------------------------------------------------------------
Diversified Stock                                   332,374,069                                     601,886
--------------------------------------------------------------------------------------------------------------------
Established Value                                     7,866,425                                       9,000
--------------------------------------------------------------------------------------------------------------------
Focused Growth                                          467,027                                         545
--------------------------------------------------------------------------------------------------------------------
Real Estate                                             755,142                                       1,155
--------------------------------------------------------------------------------------------------------------------
Small Company Opportunity                             5,255,405                                       8,780
--------------------------------------------------------------------------------------------------------------------
Special Value                                        58,148,438                                     106,530
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
               Fund                         Amount of Transactions to                  Related Commissions
                                          Brokers Providing Research
--------------------------------------------------------------------------------------------------------------------
Value                                                10,870,039                                      17,397
--------------------------------------------------------------------------------------------------------------------

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust's most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund's aggregate holdings of the securities of each such issuer as of October 31, 2004.


 -------------------------------------------------------------------------------------------------------------------
                                                                    Type of Security
                Fund                        Broker-Dealer           (Debt or Equity)          Aggregate Value
 -------------------------------------------------------------------------------------------------------------------
 Balanced                                 Bear Stearns                Debt                             $561,000
 -------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse First         Debt                               47,000
                                          Boston
 -------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs               Debt                              207,000
 -------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers             Debt                              132,000
 -------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch               Debt                              178,000
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Debt                              585,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
                                                                    Type of Security
                Fund                        Broker-Dealer           (Debt or Equity)          Aggregate Value
 -------------------------------------------------------------------------------------------------------------------
 Convertible                              Lehman Brothers             Equity                            481,000
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Debt                            1,339,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------
 Federal Money Market                     Bear Stearns                Debt                          275,000,000
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Debt                           75,000,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------
 Financial Reserves                       Bear Stearns                Debt                           50,000,000
 -------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse First         Debt                           14,000,000
                                          Boston
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Debt                           20,020,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------
 Focused Growth                           Merrill Lynch               Equity                             43,000
 -------------------------------------------------------------------------------------------------------------------
 Institutional Money Market               Bear Stearns                Debt                          100,000,000
 -------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse First         Debt                           60,007,000
                                          Boston
 -------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs               Debt                           60,000,000
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Debt                           60,062,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------
 Intermediate Income                      Bear Stearns                Debt                            1,902,000
 -------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs               Debt                            1,614,000
 -------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers             Debt                            1,155,000
 -------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch               Debt                              767,000
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Debt                            2,900,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------
 National Municipal                       Merrill Lynch               Debt                            2,626,000
 -------------------------------------------------------------------------------------------------------------------
 Prime Obligations                        Bear Stearns                Debt                           75,000,000
 -------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse First         Debt                           50,004,000
                                          Boston
 -------------------------------------------------------------------------------------------------------------------
                                          Deutsche Bank               Debt                           75,000,000
 -------------------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------------------------------
                                                                    Type of Security
                Fund                        Broker-Dealer           (Debt or Equity)          Aggregate Value
 -------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs               Debt                           70,015,000
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Debt                           60,061,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------
                                          UBS Warburg                 Debt                           82,900,000
 -------------------------------------------------------------------------------------------------------------------
 Stock Index                              Bear Stearns                Equity                             97,000
 -------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs               Equity                            475,000
 -------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers             Equity                            222,000
 -------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch               Equity                            502,000
 -------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley Dean         Equity                            556,000
                                          Witter
 -------------------------------------------------------------------------------------------------------------------
                                          Prudential Securities       Equity                            236,000
 -------------------------------------------------------------------------------------------------------------------
 Value                                    Goldman Sachs               Equity                          5,165,000
 -------------------------------------------------------------------------------------------------------------------

Portfolio Turnover.

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Non-Money Market Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Non-Money Market Fund as a whole without distinguishing between the classes of shares issued. The following table shows the portfolio turnover rates for each Non-Money Market Fund for the two fiscal years ended October 31, 2004.

-----------------------------------------------------------------------------------------------------------
                            2004           2003                                     2004         2003
-----------------------------------------------------------------------------------------------------------
Balanced                    134%           112%      National Muni Bond             155%         173%
-----------------------------------------------------------------------------------------------------------
Convertible                  52%            59%      Ohio Municipal Bond             68%          62%
-----------------------------------------------------------------------------------------------------------
Diversified Stock            86%            95%      Real Estate                     56%          93%
-----------------------------------------------------------------------------------------------------------
Established Value            45%            43%      Small Co. Opportunity           68%          49%
-----------------------------------------------------------------------------------------------------------
Focused Growth               26%            N/A      Special Value                  200%          94%
-----------------------------------------------------------------------------------------------------------
Fund for Income              34%            60%      Stock Index                      3%          12%
-----------------------------------------------------------------------------------------------------------
Intermediate Income         125%           217%      Value                           86%          97%
-----------------------------------------------------------------------------------------------------------


Disclosure of Portfolio Holdings

The Prospectuses describe the times at which the Funds' portfolio holdings are published. In addition, a Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to, the Distributor, Administrator, Sub-Administrator, Custodian, Transfer Agent, Pricing Agent, Fund Accountant, Independent Auditors, Proxy Voting Agent, under the following conditions. Prior to disclosure, the President of the Trust must conclude that there is a "legitimate business reason" for such disclosure and the third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved "legitimate business reason;" (b) keep the portfolio holdings confidential; and (c) prohibit its employees from trading based upon that information in accounts in which they have a beneficial interest. In addition, any such agreement must describe any compensation to be paid to a Fund or any "affiliated person" of the Adviser or Distributor, including any arrangement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.

The Board and the Trust's Chief Compliance Officer ("CCO") review the adequacy and effectiveness of this policy (and any related procedures) at least annually. Also, the Board will consider any changes to the policy and procedures recommended by the CCO. The Adviser (and other service providers) may establish additional procedures to implement this policy. These additional procedures may be changed without the approval of the Board.

In addition to the circumstances  described above, the Trust makes available the
Funds'   portfolio   holdings   through  ongoing   arrangements   with  Thompson
Financial/Vestek ("Thompson") and Lipper Analytics ("Lipper").

Portfolio holdings information of the Diversified Stock Fund is distributed to Thompson on the fifth business day of every month. Thompson may only disclose the Fund's top ten holdings on a quarterly fact sheet that is distributed to CIGNA. Thompson receives a fee for this service. Pursuant to its agreement with the Adviser, Thompson may not use the information to reformat, create derivative works based on the information or otherwise distribute or disclose the information, directly or indirectly, to third parties. In addition, Thompson has agreed to keep the information confidential and to take all reasonable security measures to ensure the confidentiality of the information.

Portfolio holdings information also is distributed on the sixth business day of every month to Lipper, which then supplies the holdings data to Merrill Lynch. Lipper receives a fee for this service. Lipper also distributes this information in its products and services without restriction one month after the date of the information. Pursuant to its agreement with the Trust and the Adviser, Lipper has agreed to keep the information confidential.

In addition, the Trust shares the Real Estate Fund's portfolio holdings information with Kensington Investment Group, Inc. in connection with the anticipated merger of the Fund with the Kensington Real Estate Securities Fund. Kensington Investment Group, Inc. has agreed to keep this information confidential.

Administrator.

BISYS Fund Services, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated April 1, 2002 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under its agreement), subject to the supervision of the Board.

For the services rendered to the Funds and related expenses borne by the Administrator, the Fund complex pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund complex: 0.14% for the first $8 billion in assets, 0.10% for the next $17 billion in assets and 0.08% for all assets exceeding $25 billion. The Administrator may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder. The following table reflects the actual administration fees that each Fund paid and any fee reductions by the Administrator for the last three fiscal years ended October 31.


---------------------------------------------------------------------------------------------------------------------------
                                       2004                            2003                            2002
---------------------------------------------------------------------------------------------------------------------------
                              Fees Paid         Fee          Fees Paid         Fee           Fees Paid          Fee
                                             Reductions                     Reductions                      Reductions
---------------------------------------------------------------------------------------------------------------------------
Balanced                         $148,677        $23,837        $194,312         $16,781        $208,950        $242,561
---------------------------------------------------------------------------------------------------------------------------
Convertible                       103,424              0          86,179               0          96,252               0
---------------------------------------------------------------------------------------------------------------------------
Diversified Stock               2,114,294              0       1,295,989               0       1,520,220               0
---------------------------------------------------------------------------------------------------------------------------
Established Value                 301,576         87,992         235,044          99,229         188,325         240,607
---------------------------------------------------------------------------------------------------------------------------
Federal Money Market              867,075        896,633       1,054,217         793,016         967,462         886,264
---------------------------------------------------------------------------------------------------------------------------
Financial Reserves                626,083              0         712,117               0         820,182               0
---------------------------------------------------------------------------------------------------------------------------
Focused Growth                        552              0             N/A             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------
Fund for Income                   565,574              0         695,655               0         610,329               0
---------------------------------------------------------------------------------------------------------------------------
Gradison Gov't Res.             2,947,414      1,039,300       3,109,241       1,417,032       2,732,333       2,136,930
---------------------------------------------------------------------------------------------------------------------------
Inst. Money Mkt                 1,182,463        591,203       1,106,985         804,555       1,125,378        999,392
---------------------------------------------------------------------------------------------------------------------------
Intermediate Inc.                 241,203          6,382         304,211               0         415,567               0
---------------------------------------------------------------------------------------------------------------------------
National Muni Bond                 91,395              0         101,876               0          95,046               0
---------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond               228,436              0         254,819               0         261,274               0
---------------------------------------------------------------------------------------------------------------------------
Ohio Muni Money Mkt               537,111        268,847       1,005,160               0       1,105,362               0
---------------------------------------------------------------------------------------------------------------------------
Prime Obligations               1,811,431              0       2,232,958               0       3,211,426               0
---------------------------------------------------------------------------------------------------------------------------
Real Estate                        42,177              0          34,640               0          31,127               0
---------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty                  172,743              0         118,055          19,579          67,154          97,479
---------------------------------------------------------------------------------------------------------------------------
Special Value                     243,751              0         214,317               0         295,819               0
---------------------------------------------------------------------------------------------------------------------------
Stock Index                         6,118        131,482               0         184,261               0         621,597
---------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Mkt                799,344              0         824,329               0         890,307               0
---------------------------------------------------------------------------------------------------------------------------
Value                             291,350              0         299,690               0         545,338               0
---------------------------------------------------------------------------------------------------------------------------

Sub-Administrator.

The Adviser serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated April 1, 2002 (the "Sub-Administration Agreement"). As sub-administrator, the Adviser assists the Administrator in all aspects of the operations of the Trust, except those that the Adviser performs under the Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays the Adviser a fee, calculated at an annual rate of up to 0.04% of the Fund complex net assets, which had increased from a fee of 0.03%, effective April 1, 2004. Except as otherwise provided in the Administration Agreement, the Adviser shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund during the term of the Administration Agreement, including any renewals of that agreement and will terminate upon the termination of the Administration Agreement.

Under the Sub-Administration Agreement, the Adviser's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assisting in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

Victory Capital Advisers, Inc. (the "Distributor"), located at 100 Summer Street, Suite 1500, Boston, MA 02110, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated March 1, 2004. The Distributor is not affiliated with the Adviser but is affiliated with BISYS Fund Services Limited Partnership, which had served as the Funds' distributor before March 1, 2004. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor (and its predecessors) in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 2004.


-----------------------------------------------------------------------------------------------------------------
                                     2004                        2003                         2002
-----------------------------------------------------------------------------------------------------------------
                           Underwriting     Amount      Underwriting     Amount     Underwriting      Amount
                            Commissions    Retained     Commissions     Retained     Commissions     Retained
-----------------------------------------------------------------------------------------------------------------
Balanced                     $38,401       $15,938        $18,224        $9,586        $5,428            $824
-----------------------------------------------------------------------------------------------------------------
Convertible                    6,705         1,602        189,654             0        14,358           2,030
-----------------------------------------------------------------------------------------------------------------
Diversified Stock          2,531,714       206,609        635,442        75,168       582,738           7,403
-----------------------------------------------------------------------------------------------------------------
Established Value              7,954         1,588         11,624         1,286        12,562           1,986
-----------------------------------------------------------------------------------------------------------------
Focused Growth                 2,332           757            N/A           N/A           N/A             N/A
-----------------------------------------------------------------------------------------------------------------
Fund for Income              151,354        17,090        441,600        13,090        43,028               0
-----------------------------------------------------------------------------------------------------------------
Gradison Gov't Reserves          276            19             17            10             0               0
-----------------------------------------------------------------------------------------------------------------
Intermediate Income            9,983         2,690          9,652         1,808        10,168               0
-----------------------------------------------------------------------------------------------------------------
National Muni Bond             7,931         3,161         73,009             0       105,353               0
-----------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond           35,534         5,698         63,240        28,198         8,983           3,667
-----------------------------------------------------------------------------------------------------------------
Real Estate                   14,120         1,665         33,886         1,736        42,977               0
-----------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty              17,811         1,631          9,401             0         5,440             726
-----------------------------------------------------------------------------------------------------------------
Special Value                 14,000         2,257         27,475         5,674         6,281             945
-----------------------------------------------------------------------------------------------------------------
Stock Index                   55,682         6,986         21,928         2,845        22,659           2,255
-----------------------------------------------------------------------------------------------------------------
Value                          7,860          927           6,984           971         3,315             469
-----------------------------------------------------------------------------------------------------------------

Transfer Agent.

BISYS Fund Services Ohio, Inc. ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement dated April 1, 2002. Under its agreement with the Funds, BISYS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund's operations. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171 serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Sub-Transfer Agency and Service Agreement dated January 1, 2001.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the Agent is permitted to do so under applicable statutes, rules or regulations.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") on behalf of Class A, C and R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

"Defensive" Rule 12b-1 Plan. The Trust has adopted a "defensive" Rule 12b-1 Plan on behalf of the following: Class A shares of the Balanced, Convertible, Diversified Stock, Established Value, Financial Reserves, Federal Money Market, Focused Growth, Fund for Income, Institutional Money Market, Intermediate
Income, National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Real Estate, Small Company Opportunity, Special Value and Value Funds; the Class A and Class R shares of the Stock Index Fund; and the Investor and Select shares of the Federal Money Market and Institutional Money Market Funds. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by these Funds pursuant to the Plan. Under this Plan, if a payment to the Advisers of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

This Plan has been approved by the Board. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Board noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Class C Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Fund for Income and the Balanced, Diversified Stock, Focused Growth, Real Estate, Special Value and Value Funds pay the Distributor a distribution and service fee of 1.00%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds' transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund's transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of (1) each of the Balanced, Diversified Stock, Established Value, Focused Growth, Real Estate, Small Company Opportunity, Special Value and Value Funds pay the Distributor a distribution and service fee of up to 0.50%; and (2) the Fund for Income pay the Distributor a distribution and service fee of up to 0.25%. Select Class shares (formerly Class G shares) of the Gradison Government Reserves Fund pay no distribution or service fees. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund's prospectus, statement of additional information and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund's Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds' Class R shares, or to third parties, including banks, that render shareholder support services.

Class C and Class R Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses. The fees set forth in either Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Class C and Class R Rule 12b-1 Plans were approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and their Class C and Class R shareholders. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder's broker. The following tables reflect the payment of Rule 12b-1 fees to the Distributor pursuant to the Plans during the fiscal year or period ended October 31, 2004. All such payments consisted of compensation to broker-dealers.

---------------------------------- ------------------ -------------------
                                       Class C             Class R
---------------------------------- ------------------ -------------------
Balanced                                 $3,490             $23,756
---------------------------------- ------------------ -------------------
Diversified Stock                       423,617           1,103,550
---------------------------------- ------------------ -------------------
Established Value                           N/A           1,460,260
---------------------------------- ------------------ -------------------
Focused Growth                              282                 146
---------------------------------- ------------------ -------------------
Fund for Income                         279,077             578,136
---------------------------------- ------------------ -------------------
Gradison Gov't Reserves                   1,064                 N/A
---------------------------------- ------------------ -------------------

---------------------------------- ------------------ -------------------
                                       Class C             Class R
---------------------------------- ------------------ -------------------
Real Estate                               4,847              34,726
---------------------------------- ------------------ -------------------
Small Company Opportunity                   N/A             459,093
---------------------------------- ------------------ -------------------
Special Value                             3,937              10,948
---------------------------------- ------------------ -------------------
Value                                     2,448              42,507
---------------------------------- ------------------ -------------------

Fund Accountant.

BISYS Fund Services Ohio, Inc. serves as Fund Accountant for all of the Funds pursuant to a fund accounting agreement with the Trust dated April 1, 2002. The Fund Accountant calculates each Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. For each Equity Fund, the Fund Accountant is entitled to receive an annual fee of $60,000. Any Equity Fund with average daily net assets of less than $175 million as of April 1, 2002 will pay an annual fee of only $35,000 until that Fund's average daily net assets reach $175 million. For each Fixed Income Fund, the Fund Accountant is entitled to receive an annual fee of $50,000. Any Fixed Income Fund with average daily net assets of less than $75 million as of April 1, 2002 will pay an annual fee of only $35,000 until that Fund's average daily net assets reach $75 million. For each Money Market Fund, the Fund Accountant is entitled to receive an annual fee of $100,000. With respect to each Fund, the charges described above do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class and a $5 per security transaction charge. For the last three fiscal years ended October 31, 2004, the Fund Accountant earned the following fees:

------------------------------------------------------------------------------------------------
                                         2004                 2003                 2002
------------------------------------------------------------------------------------------------
Balanced                                $110,806              $97,396             $135,691
------------------------------------------------------------------------------------------------
Convertible                               68,804               65,891               60,093
------------------------------------------------------------------------------------------------
Diversified Stock                         95,346               93,941              128,356
------------------------------------------------------------------------------------------------
Established Value                         90,622               86,136               80,914
------------------------------------------------------------------------------------------------
Federal Money Market                     117,912              114,946              122,888
------------------------------------------------------------------------------------------------
Financial Reserves                       113,530              113,736              107,403
------------------------------------------------------------------------------------------------
Focused Growth                            49,041                  N/A                  N/A
------------------------------------------------------------------------------------------------
Fund for Income                          139,851              144,302              149,435
------------------------------------------------------------------------------------------------
Gradison Government Reserves             107,751              108,944              117,743
------------------------------------------------------------------------------------------------
Institutional Money Market               115,479              117,017              125,751
------------------------------------------------------------------------------------------------
Intermediate Income                       82,948               85,411               91,767
------------------------------------------------------------------------------------------------
National Municipal Bond                   63,489               70,002               67,754
------------------------------------------------------------------------------------------------
Ohio Municipal Bond                       86,218               81,071               89,350
------------------------------------------------------------------------------------------------
Ohio Municipal Money Market              112,611              113,538              117,114
------------------------------------------------------------------------------------------------
Prime Obligations                        114,839              120,037              127,644
------------------------------------------------------------------------------------------------
Real Estate                               64,803               62,288               55,630
------------------------------------------------------------------------------------------------
Small Company Opportunity                 71,555               59,796               60,556
------------------------------------------------------------------------------------------------
Special Value                             98,844               63,322               82,444
------------------------------------------------------------------------------------------------
Stock Index                               89,234              149,178              182,028
------------------------------------------------------------------------------------------------
Tax-Free Money Market                    114,144              111,636              111,386
------------------------------------------------------------------------------------------------
Value                                     88,224               88,773               86,971
------------------------------------------------------------------------------------------------

Custodian.

Cash and securities owned by each of the Funds are held by KeyBank as custodian pursuant to a Custodian Agreement dated July 2, 2001. KeyBank is located at 127 Public Square, Cleveland, Ohio 44114. Under the Custodian Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. KeyBank may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Registered Accounting Firm.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's independent registered accounting firm.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust. The Trust's Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001. The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information About the Stock Index Fund.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Principal Holders of Securities.

As shown below, as of January 31, 2005, each of the following accounts is deemed to control the particular class of the Fund indicated because the account beneficially owned over 25% of those shares.

-------------------------------------------------------------------------------
Account Name and Address        Fund, Class Controlled
-------------------------------------------------------------------------------
BISYS Fund Services             Focused Growth Fund, Class C
Attn: Legal Services
60 State Street, Suite 1300
Boston MA 02109
-------------------------------------------------------------------------------
BISYS Fund Services             Focused Growth Fund, Class R
Attn: Legal Services
60 State Street, Suite 1300
Boston MA 02109
-------------------------------------------------------------------------------


The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 31, 2005, and the percentage of the outstanding shares held by such holders are set forth in the following table.

------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                                 Percent Owned of     Percent Owned
         Fund -- Class                     Name and Address of Owner                 Record           Beneficially
------------------------------- ---------------------------------------------- ------------------- -------------------
Balanced Fund                   SBNOC and Company                              21.15%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Union Bank TR Nominee                           7.08%
                                FBO Select Benefit - Omnibus
                                PO BOX 85484
                                San Diego CA  92186
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Wilmington Trust Co TTE                        53.00%
                                FBO KeyCorp 401K Savings Plan
                                PO BOX 8971
                                Wilmington DC  19899
------------------------------- ---------------------------------------------- ------------------- -------------------
Balanced Fund                   Merrill Lynch Pierce Fenner & Smith            23.27%
Class C                         4800 E Deer Lake Dr  3rd Floor
                                Jacksonville FL  32246
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                      6.45%               6.45%
                                FBO Charles E Zawistowski &
                                Susan M Zawistowski JTTEN
                                159 N Summit Drive
                                South Bend IN  46619-1652
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                      5.64%               5.64%
                                Gene M Kindle IRA R/O
                                55520 County Road 23
                                Briston IN  46507
------------------------------- ---------------------------------------------- ------------------- -------------------


------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                                 Percent Owned of     Percent Owned
         Fund -- Class                     Name and Address of Owner                 Record           Beneficially
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                      5.24%               5.24%
                                FBO Dennis L & Carolyn S Hull JTTEN
                                51650 Stapleford Drive
                                Granger IN  46530
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                      18.18%              18.18%
                                FBO Martha Bloss &
                                William Bloss JTTEN
                                605 Lexington Drive
                                Goshen IN  46526
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                      9.73%               9.73%
                                FBO Thomas D Regney
                                51154 Blue Ribbon Land
                                Elkhart IN  46514
------------------------------- ---------------------------------------------- ------------------- -------------------
Balanced Fund                   McDonald Investments Inc.                      9.57%               9.57%
Class R                         FBO Cleveland Indians
                                800 Superior Avenue
                                Cleveland OH  44114
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Anesthesia Assoc. of Cincinnati, Inc.          12.12%              12.12%
                                200 Northland Blvd.
                                Cincinnati OH  45246
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                      5.43%               5.43%
                                FBO Jon Ehrmann IRA
                                7960 Base Lake Road
                                Dester MI  48130
------------------------------- ---------------------------------------------- ------------------- -------------------
Convertible Fund                Wilmington Trust Co TTE                        14.29%
Class A                         FBO KeyCorp 401K Savings Plan
                                PO BOX 8971
                                Wilmington DE  19899
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Charles Schwab & Co. Inc.                      19.23%
                                Customers
                                101 Montgomery Street
                                San Francisco CA  94104
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SBNOC and Company                              43.17%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Diversified Stock Fund
Class A                         Charles Schwab & Co Inc. Customers 101
                                101 Montgomery Street
                                San Francisco CA 94104                         6.06%
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Merrill Lynch Pierce Fenner & Smith            15.89%
                                4800 E Deer Lake Dr 3rd Fl
                                Jacksonville FL  32246
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              13.13%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Vanguard Fiduciary Trust Company               11.97%
                                100 Vanguard Blvd  MS K-22
                                Malvern PA  19355
------------------------------- ---------------------------------------------- ------------------- -------------------
Diversified Stock Fund          Merrill Lynch Pierce Fenner & Smith Inc.       65.84%
Class C                         For Sole Benefit of its Customers
                                4800 Deer Lake Drive East
                                Jacksonville FL  32246
------------------------------- ---------------------------------------------- ------------------- -------------------
Established Value Fund          SNBOC and Company                              6.02%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------


------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                                 Percent Owned of     Percent Owned
         Fund -- Class                     Name and Address of Owner                 Record           Beneficially
------------------------------- ---------------------------------------------- ------------------- -------------------
                                MCB Trust Services as agent for                21.35%
                                Frontier Trust Company as Trustee
                                PO BOX 10699
                                Fargo ND  58106
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Vanguard Fiduciary Trust Company               16.56%
                                100 Vanguard Blvd  MS K-22
                                Malvern PA  19355
------------------------------- ---------------------------------------------- ------------------- -------------------
Federal Money Market Fund       SNBOC and Company                              77.23%
Investor Class                  4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              14.23%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Federal Money Market Fund       SNBOC and Company                              92.89%
Select Class                    4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Financial Reserves Fund         SNBOC and Company                              98.20%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Fund for Income                 SNBOC and Company                              67.51%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Fund for Income                 Merrill Lynch Pierce Fenner & Smith Inc.       31.98%
Class C                         For Sole Benefit of its Customers
                                4800 Deer Lake Drive East
                                Jacksonville FL  32246
------------------------------- ---------------------------------------------- ------------------- -------------------
Gradison Government Reserves    SNBOC and Company                              6.38%
Fund - Select Shares            4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              5.16%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald & Co. Securities                      62.20%
                                The Exclusive Benefit of Clients
                                580 Walnut Street  4th Floor
                                Cincinnati OH  45202-3110
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              21.79%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Gradison Government             SNBOC and Company
Reserves Fund                   4900 Tiedeman Road
Trust Shares                    Brooklyn OH  44144                             99.90%
------------------------------- ---------------------------------------------- ------------------- -------------------
Institutional Money Market      McDonald & Co. Securities                      6.51%
Fund                            The Exclusive Benefit of Clients
Investor Shares                 580 Walnut Street  4th Floor
                                Cincinnati OH  45202-3110
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              19.41%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              64.67%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------


------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                                 Percent Owned of     Percent Owned
         Fund -- Class                     Name and Address of Owner                 Record           Beneficially
------------------------------- ---------------------------------------------- ------------------- -------------------
Institutional Money Market      SNBOC and Company                              63.28%
Fund                            4900 Tiedeman Road
Select Shares                   Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                BISYS Fund Services Inc.                       20.42%
                                Sweep Clients
                                3435 Stelzer Road
                                Columbus OH  43219
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Austin Company                                 7.49%
                                6095 Parkland Blvd
                                Attn:  Glenn Hobratschk
                                Cleveland OH  44124
------------------------------- ---------------------------------------------- ------------------- -------------------
Intermediate Income Fund        SNBOC and Company                              54.06%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Wilmington Trust Co TTE                        34.60%
                                FBO KeyCorp 401K Savings Plan
                                PO BOX 8971
                                Wilmington DE  19899
------------------------------- ---------------------------------------------- ------------------- -------------------
National Municipal Bond Fund    Charles Schwab & Co.                           11.76%
Class A                         Customers
                                101 Montgomery Street
                                San Francisco CA  94104
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              19.91%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Ohio Municipal Bond Fund        SNBOC and Company                              28.34%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                      5.89%               5.89%
                                FBO David Schneider
                                7100 South Lane
                                Waite Hill  OH  44094
------------------------------- ---------------------------------------------- ------------------- -------------------
Ohio Municipal MMKT Fund        SNBOC and Company                              17.75%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              43.62%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald & Co. Securities                      33.48%
                                The Exclusive Benefit of Clients
                                580 Walnut Street
                                Cincinnati OH  45202-3110
------------------------------- ---------------------------------------------- ------------------- -------------------
Prime Obligations Fund          McDonald & Co. Securities
Class A                         The Exclusive Benefit of Clients
                                580 Walnut Street
                                Cincinnati OH  45202-3110                      24.85%
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              33.69%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              32.59%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------


------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                                 Percent Owned of     Percent Owned
         Fund -- Class                     Name and Address of Owner                 Record           Beneficially
------------------------------- ---------------------------------------------- ------------------- -------------------
Real Estate Fund                Merrill Lynch Pierce Fenner & Smith Inc.       8.54%
Class A                         For Sole Benefit of its Customers
                                4800 Deer Lake Drive East
                                Jacksonville FL  32246
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              60.19%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Real Estate Fund                Merrill Lynch Pierce Fenner & Smith Inc.       39.72%
Class C                         For Sole Benefit of its Customers
                                4800 Deer Lake Drive East
                                Jacksonville FL  32246
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Raymond James Assoc Inc.                       7.14%
                                FBO Ankney IRA
                                880 Carillion Parkway
                                St Petersburg FL  33716
------------------------------- ---------------------------------------------- ------------------- -------------------
                                NFSC FEBO                                      7.73%               7.73%
                                NFS FMTC IRA
                                6650 East River Road
                                Rush NY 14543
------------------------------- ---------------------------------------------- ------------------- -------------------
                                NFSC FEBO                                      7.23%               7.23%
                                NFS FMTC IRA
                                5058 Hidden Path Way  Apt 104
                                Sanford FL  32771
------------------------------- ---------------------------------------------- ------------------- -------------------
                                NFSC FEBO                                      9.26%               9.26%
                                NFS FMTC IRA
                                PO BOX 475
                                Penfield NY   14526
------------------------------- ---------------------------------------------- ------------------- -------------------
Real Estate Fund                SNBOC and Company                              19.77%              19.77%
Class R                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
Small Company Opportunity Fund  SNBOC and Company                              26.20%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Wilmington Trust Co TTE                        59.77%
                                FBO KeyCorp 401K Savings Plan
                                PO BOX 8971
                                Wilmington DE  19899
------------------------------- ---------------------------------------------- ------------------- -------------------
Special Value Fund              SNBOC and Company                              29.49%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Wilmington Trust Co TTE                        52.45%
                                FBO KeyCorp 401K Savings Plan
                                PO BOX 8971
                                Wilmington DE  19899
------------------------------- ---------------------------------------------- ------------------- -------------------
Special Value Fund              Merrill Lynch Pierce Fenner & Smith
Class C                         4800 E Deer Lake Dr 3rd Fl
                                Jacksonville FL  32246                         64.10%
------------------------------- ---------------------------------------------- ------------------- -------------------
                                McDonald Investments Inc.                       5.82%
                                Joel R Myers & Louise M Myers JTTEN
                                11950 SE Loop Road
                                Dayton OR  97114
------------------------------- ---------------------------------------------- ------------------- -------------------
Stock Index Fund                SNBOC and Company                              47.21%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------


------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                                 Percent Owned of     Percent Owned
         Fund -- Class                     Name and Address of Owner                 Record           Beneficially
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Delaware Charter Guarantee & Trust             21.25%
                                FBO Principal Financial Group
                                OMNIB
                                PO BOX 8963
                                Wilmington DE  19805
------------------------------- ---------------------------------------------- ------------------- -------------------
Value Fund                      Charles Schwab & Co Inc Customers              6.44%
Class A                         101 Montgomery Street
                                San Francisco CA 94104
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              12.67%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Wilmington Trust Co TTE                        71.02%
                                FBO KeyCorp 401K Savings Plan
                                PO BOX 8971
                                Wilmington DE  19899
------------------------------- ---------------------------------------------- ------------------- -------------------
Value Fund                      Merrill Lynch Pierce Fenner & Smith            74.16%
Class C                         4800 E Deer Lake Dr  3rd Floor
                                Jacksonville FL  32246
------------------------------- ---------------------------------------------- ------------------- -------------------
                                MCB Trust Services                             7.02%               7.02%
                                Cust. FBO BEH Engineering
                                Individual K Plan
                                Suite 300
                                Denver CO  80202
------------------------------- ---------------------------------------------- ------------------- -------------------
                                First Clearing LLC                             5.41%               5.41%
                                A C 7772-5284
                                FCC as Custodian
                                2255 Lark Street
                                New Orleans LA  70122
------------------------------- ---------------------------------------------- ------------------- -------------------
Focused Growth Fund             SNBOC and Company                              5.54%
Class A                         4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                James B Cowperthwait                           13.67%
                                Chris H Cowperthwait
                                50 Fairfield Road
                                Greenwich CT  06830
------------------------------- ---------------------------------------------- ------------------- -------------------
                                Morgan Keegan Company Inc.                     6.12%
                                FBO 320953331
                                50 North Front Street
                                Memphis TN  38103
------------------------------- ---------------------------------------------- ------------------- -------------------
Focused Growth Fund             BISYS Fund Services
Class C                         Attn: Legal Services
                                60 State Street Suite 1300
                                Boston MA  02109                               93.23%              93.23%
------------------------------- ---------------------------------------------- ------------------- -------------------
Focused Growth Fund             BISYS Fund Services                            91.09%              91.09%
Class R                         Attn: Legal Services
                                60 State Street  Suite 1300
                                Boston MA  02109
------------------------------- ---------------------------------------------- ------------------- -------------------
Tax Free Money Market Fund      SNBOC and Company                              18.89%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------
                                SNBOC and Company                              35.57%
                                4900 Tiedeman Road
                                Brooklyn OH  44144
------------------------------- ---------------------------------------------- ------------------- -------------------


------------------------------- ---------------------------------------------- ------------------- -------------------
                                                                                 Percent Owned of     Percent Owned
         Fund -- Class                     Name and Address of Owner                 Record           Beneficially
------------------------------- ---------------------------------------------- ------------------- -------------------

                                McDonald & Co Securities Inc.                  40.89%
                                For the Exclusive Benefit of Clients
                                580 Walnut Street 4th Floor
                                Cincinnati OH  45205
------------------------------- ---------------------------------------------- ------------------- -------------------

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Board has determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware statutory trust. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds, for the fiscal period or year ended October 31, 2004 are incorporated by reference herein.

Miscellaneous.

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board. The Board may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Board in making allocations of general assets to a particular Fund will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board and will be in accordance with generally accepted accounting principles. Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

APPENDIX A.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Funds include Moody's, S&P and Fitch, Inc. ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that the Adviser may utilize and the description of each NRSRO's ratings is as of the date of this SAI and may subsequently change.

Moody's

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security's ranking within the category. For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa -- Bonds and preferred stock rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds and preferred stock rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A -- Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Ba -- Bonds and preferred stock rated Ba are judged to have speculative elements; their future cannot be considered as being well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds and preferred stock rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds and preferred stock rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds and preferred stock rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds and preferred stock rated C are the lowest-rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

o Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

o     Notes allowing for negative coupons, or negative principal.

o Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. As with all ratings, Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes Moody's short-term debt ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Speculative Grade Liquidity Ratings. Moody's Speculative Grade Liquidity ratings are opinions of an issuer's relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity ratings are assigned to speculative grade issuers that are by definition Not-Prime issuers.

SGL-1 -- Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 -- Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer's ability to access committed sources of financing is highly likely based on Moody's evaluation of near-term covenant compliance.

SGL-3 -- Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on Moody's evaluation of near-term covenant compliance, there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 -- Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is in Moody's opinion highly uncertain.

         Short-Term Loan/Municipal Note Ratings. The following describes Moody's two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A1 rated securities.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o     Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated `CC' Is currently highly vulnerable to nonpayment.

C -- A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

L -- Ratings qualified with `L' apply only to amounts invested up to federal deposit insurance limits.

p -- The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

pi -- Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

t -- This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes S&P's short-term debt ratings.

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet Its financial commitment on the obligation Is satisfactory.

A-3 -- A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligors inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Short-Term Loan/Municipal Note Ratings. The following describes S&P's two highest municipal note ratings.

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

Fitch

         International Long-Term Credit Ratings

                  Investment Grade

AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity Is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments Is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  Speculative Grade

BB -- Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and In economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

         International   Short-Term  Credit  Ratings.  The  following  describes
Fitch's two highest short-term ratings:

F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         Notes to Long- and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' category or to categories below `CCC'

`NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

APPENDIX B.

Proxy Voting Policies and Procedures

                             The Victory Portfolios
                         The Victory Institutional Funds
                      The Victory Variable Insurance Funds

                      Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the "Trusts") each have adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders on the one hand; and "affiliated persons" of the Funds or of Victory Capital Management Inc. ("Victory Capital Management") or the principal underwriter of the Funds (or their affiliates) (all referred to as "Affiliated Persons") on the other;

      o provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

      o provide for the disclosure of the Funds' proxy voting records and these Policies.

I.    Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit A), are adopted as part of these Policies. The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.   Disclosure

A.    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) each Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records"). The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

      o     the name of the issuer of the portfolio security

      o     the exchange ticker symbol of the portfolio security

      o     the CUSIP number for the portfolio security



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      o     the shareholder meeting date

      o     a brief identification of the matter voted upon

      o whether the matter was proposed by the issuer or by a security holder

      o     whether the Portfolio cast a vote and, if so, how the vote was cast

      o     whether the vote cast was for or against management of the issuer

B.    Disclosure the Policies and How to Obtain Information

         1. Description of the policies. The Funds' statement of additional information ("SAI") shall describe these Policies, including the Procedures.

         2. How to obtain a copy of the Policies. The Funds shall disclose in all shareholder reports that a description of these Policies is available

            o     without charge,  upon request,  by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

         3. How to obtain a copy of proxy votes. The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

            o     without charge,  upon request,  by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.  Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request. This report shall:

      o     describe  any  conflicts  of  interests  that  were   identified  in
            connection with the voting of securities under the Procedures and how they were addressed; and

      o summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser's Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

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

                    Exhibit A to Proxy Voting Procedures of
        The Victory Portfolios and The Victory Variable Insurance Funds

                     VICTORY CAPITAL MANAGEMENT INC. POLICY


Section: Investments - General                          Policy No. H. 1-2

Effective Date: April 17, 1997

                               Proxy Voting Policy

         When VICTORY's accounts hold stock which VICTORY will vote in a fiduciary capacity, its voting obligations must be exercised in accordance with
(1) the direction and guidance, if any, provided by the document establishing the account relationship, and (2) principles of fiduciary law which require the fiduciary to act in the best interests of the account. Thus, in voting such stock, VICTORY will exercise the care, skill, prudence, and diligence under the circumstances that a prudent person would use considering the aims, objectives, and guidance provided by the client.

         In general, this will call for the voting of stock consistent with the best interests of the account, including long-term and short-term economic interests. In considering the best interests of the account, VICTORY will take into account, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities, potential legal issues arising from the proposal, and the effect of the proposal on future prospects of the issuer), the makeup of the issuer's board of directors, including the number and quality of both management and non-management directors, the likelihood of a change in such makeup or quality of directors, the necessity of providing the directors with sufficient tools and flexibility to properly discharge their duties as directors, the desirability of providing directors with sufficient time to carefully consider any proposals made to the issuer that might significantly affect the result or nature of activities or ownership of the issuer, and the quality of communications from the corporation to its shareholders.

         Where VICTORY has an obligation to vote, (1) all stock, by proxy or in person, will be voted, (2) a written record of such voting will be kept by VICTORY or its designated affiliate, and (3) the Proxy and Corporate Activities Committee will supervise the voting of stock (subject to the review of VICTORY's Chief Investment Officers and senior management of the Bank or Trust Company) and will establish procedures to carry out this function consistent with the foregoing principles.

                             Proxy Voting Procedure

          The Proxy and Corporate Activities Committee (the "Committee") determines how proxies are to be voted and/or recommended to be voted in those instances where VICTORY has a holding of the security for which it has sole or shared authority to vote proxies. The Committee will maintain a record of proxy voting determinations, together with all proxy proposals, including shareholder proposals and proposals included in dissident proxy materials. Decisions will be made exclusively in accordance with the economic interests, both long- and short-term, of the account. Except where required under the terms of the governing instrument, social interests shall not be among the criteria employed by the Committee. VICTORY's investment research department's opinion concerning the management and prospects of the issuer may be taken into account, where appropriate, with special consideration given to the Master List issuers held in VICTORY's model portfolios. Insufficient information or vague or ambiguous wording may indicate that a vote against a proposal is appropriate even though the Committee agrees with the principle of the proposal. In considering anti-takeover provisions, consideration may be given to whether or not the proposal is part of a package of anti-takeover proposals or whether other anti-takeover measures are already in place.

          The following proposals are generally approved:

          1.   Election of management's nominees for Directors.

          2.   Appointment of Auditors.

          3.   Change in the date or location of annual meetings.

          4. For investment companies, continuation of company management, investment adviser or distribution contracts.

          5. Transaction of such other business as may properly come before the meeting.

          6.   Receiving and/or approving financial reports.

          7.   Indemnification of Directors.

          8.   Stock splits and stock dividends.

          9.   Authority to issue additional debt.

          10.  Change in the number of authorized common shares.

          11.  Corporate name change.

          12.  Change in investment company agreements with advisers.

          13. Stock option plans, unless exercise price is less than the market price at the time of the grant or dilution under the plan would exceed 10

          14.  Removal of a Director only for cause.

          15.  Waiver of preemptive rights.

          16. Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds.

          17.  Equal access proposals.

          18.  Technical amendments to by-laws or charters.

          19.  Share repurchases.

          20.  Spin-offs.

          The following proposals are generally opposed:

          1.   Creation of a second class of stock with unequal voting rights.

          2. Fair pricing provisions when accompanied by a super-majority provision in excess of two-thirds.

          3. Amendment to bylaws by Board of Directors without shareholder approval.

          4. Elimination of shareholder right to call a special meeting or requiring more than 25 % of shareholders to call a special meeting.

          5.   Elimination of shareholder action by written consent.

          6.   "Stakeholder" proposals.

          7.   Loans or guarantees of loans to officers and Directors.

          8.   Super-majority provisions in excess of two-thirds.

          9. A greater vote requirement to repeal a provision than to adopt it.

          10.  Change to cumulative voting.

          There is no general policy with respect to the following proposals which shall be evaluated on a case-by-case basis:

          1.   Change in the state of incorporation.

          2.   Mergers or other combinations.

          3.   Authorization of "blank check" preferred stock.

          4.   Golden parachutes.

          5.   Proposals to opt out of state anti-takeover laws.

          6.   Prohibition of greenmail.

          7.   Change in the number of directors.

          8.   Approval of poison pill plan.

          9.   Confidential voting.

          10.  Shareholder proposal to de-classify Board of Directors.

          When the Committee decides to vote against a proposal which is generally approved or to vote in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

          The following is a discussion of selected proxy proposals which periodically are considered at annual meetings and VICTORY's general position with regard to such proposals:

          1. Eliminate preemptive rights: Generally in favor. Preemptive rights may result in a loss of financing flexibility and could prevent management from raising capital advantageously. There is potential for abuse if new equity securities are issued at a discount to the market price of existing securities. This may result in a transfer of value from existing to new shareholders. However, instances of abuse are unusual and there are expenses involved in issuing securities on a preemptive basis.

          2. Indemnification of directors, i.e., limiting or eliminating liability for monetary damages for violating the duty of care:
               Generally in favor. Indemnification is generally necessary to attract qualified Board nominees in a litigious corporate environment. Monetary liability generally is not eliminated or limited for any breach of duty of loyalty, acts or omissions not in good faith, and any transactions in which the director derived an improper personal benefit.

          3. Cumulative voting: Generally opposed. Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires less votes to obtain a board seat. Therefore it promotes single interest representation on the Board, which may not represent the interest or concerns of all shareholders.

          4. Executive stock option plans: Generally opposed if exercise price is below market price or if dilution under the plan would be greater than 10%, particularly if the company is mature or executive compensation is excessive. For rapidly growing, cash-short issuers where executive salaries are reasonable, may approve a plan where dilution exceeds 10%. Generally in favor of change of control provisions.

          5. Shareholder action by written consent: Generally opposed to proposals to restrict or prohibit shareholders' ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they have to wait for the next scheduled meeting.

          6. Shareholder right to call a special meeting: Generally opposed to proposals to eliminate the right of shareholders to call a special meeting or to require the petition of more than 25% of shareholders to call a special meeting. Shareholders may lose the right to remove directors or initiate a shareholder resolution if they cannot take action until the next regularly scheduled meeting.

          This is especially troublesome if shareholders do not have the right to act by written consent.

          7. Super-majority vote requirements: Generally opposed to proposals requiring that a vote of more than two-thirds be required to amend any bylaw or charter provision, or approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

          8. Unequal voting rights: Generally opposed. Voting rights are valuable.

          9. Anti-greenmail provision: No general policy. Favor equal treatment for all shareholders, but anti-greenmail provisions may severely limit management's flexibility, for example, with respect to share repurchase programs or ability to issue shares such as General Motor's Class E and H with special features.

          10. Approval of Poison Pills: No general policy. The Company would generally be opposed when poison pills are utilized to prevent takeover bids that would be in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the Board to respond in a considered manner to unsolicited bids.

          11. Blank-check preferred stock: No general policy. Does provide flexibility in financing but also can be used as an entrenchment device. Can be used as a poison pill when distributed to stockholders with rights attached or can be issued with superior voting rights to friendly parties.

          12. Classified Boards of Directors: No general policy. Classified boards do provide stability and continuity; but, if someone wins a proxy fight and replaces a third of the directors, because of the difficulties involved in running the issuer with a Board of Directors that is a third hostile and because the vote would be seen as a loss of confidence in management, the remaining original directors might put the issuer up for sale or accommodate the wishes of the dissident group. A staggered board could mean that a director who failed to attend meetings or who voted in favor of actions which were harmful to shareholders could not be removed for up to three years.

          13. Confidential voting: No general policy. Confidential voting eliminates the opportunity for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor's "Avon Letter" and the Department of Labor's investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

          14. Fair price provisions: No general policy. Generally opposed to when accompanied by super-majority provision, i.e., a clause requiring a super majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Also generally opposed if the pricing formula is such that the price required is unreasonably high; designed to prevent two-tier, front-end-loaded hostile tender offer; since no shareholder wants to get caught in the second tier, they act selfishly and tender their shares in the first tier, so that effectively all shareholders are coerced into accepting the offer.

          15. Golden parachutes: No general policy. It would be difficult for an issuer considered likely to be taken over to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties or relocation after a change in control. However, the value of parachutes should not be excessive.

          16.  Reincorporation: No general policy. Should examine whether change
               of  state  of  incorporation   would  increase  the  capacity  of
               management to resist hostile takeovers.